ETRAVNET.COM, INC.





                     INFORMATION FOR PROSPECTIVE FRANCHISEES
                    REQUIRED BY THE FEDERAL TRADE COMMISSION




                                      *****




        TO PROTECT YOU, WE HAVE REQUIRED YOUR FRANCHISOR TO GIVE YOU THIS INFORMATION. WE HAVE NOT CHECKED IT, AND DO NOT KNOW IF IT IS CORRECT. IT SHOULD HELP YOU MAKE UP YOUR MIND. STUDY IT CAREFULLY. WHILE IT INCLUDES SOME
INFORMATION ABOUT YOUR CONTRACT, DO NOT RELY ON IT ALONE TO UNDERSTAND YOUR CONTRACT. READ ALL OF YOUR CONTRACT CAREFULLY. BUYING A FRANCHISE IS A
COMPLICATED INVESTMENT. TAKE YOUR TIME TO DECIDE. IF POSSIBLE, SHOW YOUR CONTRACT AND THIS INFORMATION TO AN ADVISOR, LIKE A LAWYER OR AN ACCOUNTANT. IF YOU FIND ANYTHING YOU THINK MAY BE WRONG OR ANYTHING IMPORTANT THAT HAS BEEN LEFT OUT, YOU SHOULD LET US KNOW ABOUT IT. IT MAY BE AGAINST THE LAW.

        THERE MAY ALSO BE LAWS ON FRANCHISING IN YOUR STATE. ASK YOUR STATE AGENCIES ABOUT THEM.



                            FEDERAL TRADE COMMISSION
                             WASHINGTON, D.C. 20580

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.


                                                   Effective Date:


                     FOR USE ONLY IN THE STATE OF CALIFORNIA

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

         2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.

THE FRANCHISOR MAY, IF IT CHOOSES, NEGOTIATE WITH YOU ABOUT ITEMS COVERED IN THE OFFERING CIRCULAR. HOWEVER, THE FRANCHISOR CANNOT USE THE NEGOTIATING PROCESS TO PREVAIL UPON A PROSPECTIVE FRANCHISEE TO ACCEPT TERMS WHICH ARE LESS FAVORABLE AS THOSE SET FORTH IN THIS OFFERING CIRCULAR.


                                          Effective Date: 9/30/82 amended as of

                      FOR USE ONLY IN THE STATE OF NEW YORK

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.



                                                   Effective Date:  May 1, 2000

                           FRANCHISE OFFERING CIRCULAR

                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500

This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.

THE FRANCHISOR MAY, IF IT CHOOSES, NEGOTIATE WITH YOU ABOUT ITEMS COVERED IN THE OFFERING CIRCULAR. HOWEVER, THE FRANCHISOR CANNOT USE THE NEGOTIATING PROCESS TO PREVAIL UPON A PROSPECTIVE FRANCHISEE TO ACCEPT TERMS WHICH ARE LESS FAVORABLE AS THOSE SET FORTH IN THIS OFFERING CIRCULAR.


                                            Effective Date:


                     FOR USE ONLY IN THE STATE OF MINNESOTA

                                 FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500

This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.



                                                   Effective Date:



                     FOR USE ONLY IN THE STATE OF WASHINGTON

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.


                                                   Effective Date:


                      FOR USE ONLY IN THE STATE OF INDIANA

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.



                                                   Effective Date:




                      FOR USE ONLY IN THE STATE OF MARYLAND

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.




                                                   Effective Date:





                      FOR USE ONLY IN THE STATE OF VIRGINIA

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.




                                                   Effective Date:



                       FOR USE ONLY IN THE STATE OF HAWAII

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.




                                            Effective Date:





                      FOR USE ONLY IN THE STATE OF ILLINOIS

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.




                                                   Effective Date:



                    FOR USE ONLY IN THE STATE OF NORTH DAKOTA

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.




                                                   Effective Date:



                    FOR USE ONLY IN THE STATE OF RHODE ISLAND

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.




                                                   Effective Date:



                     FOR USE ONLY IN THE STATE OF WISCONSIN

                           FRANCHISE OFFERING CIRCULAR


                               ETRAVNET.COM, INC.
                             a New York corporation
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                                 (201) 567-8500


This Franchise is for the operation of travel agencies consisting of a program for those people interested in becoming a ticketing or non-ticketing full service travel agent operating from a retail location that could be a mall/shopping center location ("Start-Up Agency"), converting your existing travel agency office ("Conversion Agency"), an internet based agency that can operate from your home, office or from a non-retail shared environment ("SoHo Agency"), or a hybrid agency known as "Power Partners".

The initial franchise fee ranges from $0 to $29,900. The estimated initial investment ranges from $200 to $119,050.

RISK FACTORS:
------------

        1. THE FRANCHISE AND OTHER AGREEMENTS REQUIRE THE FRANCHISEE TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN NEW JERSEY THAN IN YOUR OWN STATE.

        2. THE FRANCHISE AND OTHER AGREEMENTS STATE THAT NEW JERSEY LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

        3.     THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information about comparisons of franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information.

Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the State Authority listed on Exhibit 1.




                                                   Effective Date:



                    FOR USE ONLY IN THE STATE OF SOUTH DAKOTA

                                TABLE OF CONTENTS


Item 1
THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES................................1

Item 2
BUSINESS EXPERIENCE............................................................2

Item 3
LITIGATION.....................................................................3

Item 4
BANKRUPTCY.....................................................................3

Item 5
INITIAL LICENSE FEE............................................................3

Item 6
OTHER FEES.....................................................................4

Item 7
INITIAL INVESTMENT.............................................................8

Item 8
RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES..............................13

Item 9
FRANCHISEE'S OBLIGATIONS......................................................14

Item 10
FINANCING.....................................................................17

Item 11
FRANCHISOR'S OBLIGATIONS......................................................17

Item 12
TERRITORY.....................................................................27

Item 13
TRADEMARKS....................................................................28

Item 14
PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION...............................29

Item 15
OBLIGATION TO PARTICIPATE IN THE ACTUAL
OPERATION OF THE FRANCHISE BUSINESS...........................................30

Item 16
RESTRICTIONS ON WHAT THE FRANCHISE MAY SELL...................................30

Item 17
RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION.........................30

Item 18
PUBLIC FIGURES................................................................37

Item 19
EARNINGS CLAIMS...............................................................37

Item 20
ALL FRANCHISED LOCATION STATUS SUMMARY........................................37

Item 21
FINANCIAL STATEMENTS..........................................................41

Item 22
CONTRACTS.....................................................................41

Item 23
RECEIPT.......................................................................41


EXHIBIT 1
LIST OF STATE AGENCIES/AGENTS
FOR SERVICE OF PROCESS

EXHIBIT 2
STATE SPECIFIC ADDENDUM

EXHIBIT 3
START-UP SERVICE LICENSE AGREEMENT

EXHIBIT 4
CONVERSION LICENSE AGREEMENT

EXHIBIT 5
SOHO LICENSE AGREEMENT

EXHIBIT 6
POWER PARTNERS LICENSE AGREEMENT

EXHIBIT 7
TABLE OF CONTENTS OF OPERATIONS MANUALS

EXHIBIT 8
LIST OF ALL FRANCHISEES

EXHIBIT 9
FRANCHISEES WHO HAVE LEFT THE SYSTEM

EXHIBIT 10
REGIONAL PRESIDENTS

EXHIBIT 11
FINANCIAL STATEMENTS

                                     Item 1
                 THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES

       The Franchisor
       --------------

       The Franchisor is ETRAVNET.COM, INC. and will be referred to as "we" or "us" in this Offering Circular. We will refer to the person who buys the franchise as "you" throughout the Offering Circular. If you are a corporation, certain provisions of the agreement also apply to your owners and will be noted. We were originally incorporated in the State of New York in June 1982 under the name Travel Network, Ltd. On February 1, 1994, we re-incorporated ourselves in the State of New Jersey, at which time the original New York corporation was merged into the newly created New Jersey corporation under the name Global Travel Network, Ltd. In 1998, the entity Global Travel Network, LLC ("GTN") was created as conduit to participate in the "Global Travel Network" franchise business and to raise capital. At that time, GTN sold a 20% interest to private investors and then in early 1999, a 10% interest in GTN was sold to Liberty Travel, a well-known travel company. On September 17, 1999, a publicly traded company, Playorena, Inc. ("Playorena") acquired the outstanding equity of GTN in exchange for shares of Playorena's common stock, representing 94.5% of the issued and outstanding common stock of Playorena upon completion of the merger. Prior to this merger, Playorena operated as a public shell seeking the acquisition of, or merger with, an existing company. Following the completion of this merger, we changed our name to ETRAVNET.COM, Inc. (NASDAQ OTC BB symbol "ETVT"). We do business as "Travel Network," "Global Travel Network," "Etravnet Agency" and "Vacation Central." Our principal business address is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. We do not have a predecessor company (except Travel Network, Ltd.). We have no affiliates.

       Our agents for service of process are disclosed in Exhibit 1.

       We sell six franchise programs for the operation of travel agencies. These are discussed below. We have not, nor has any of our principals, offered franchises in any other line of business. We do not own a business of the type to be operated by you. We have been offering franchises since September 1982 through our predecessor.

       The Franchise Offered
       ---------------------

       We offer to you the right to own a franchise for the operation of one of the following travel agencies: a Start-Up Vacation Central Agency, a Rural Agency (Full Service), a Purchase Conversion Agency, a Conversion Agency, a Small Office/Home Office ("SoHo") agency, and a Power Partners agency.

       Start-Up/Vacation Central Agency
       --------------------------------

       This program is offered to those who want to own a ticketing or non-ticketing full service travel agency and who are not already licensed travel agencies. You may operate from a store front location or from a high traffic location, such as a mall or high volume strip center. If you are located in a Wal-Mart Supercenter, you must use the "Vacation Central" name with the "Travel Network" name and you have the option of being a non-ticketing or a ticketing agency. The use of the "Vacation Central" name is only permitted in a Wal-Mart Supercenter agency location.

       Rural Agency
       ------------

       This program is only offered for smaller markets. By that we mean that your area must be in a town of less than 10,000 people, and this town must be in a county with a population of less than 30,000 people.

       Purchase Conversion Agency
       --------------------------

       This program is offered to people who buy an existing travel agency that has been operating and who wish to convert to a "Travel Network" agency.

       Conversion Agency
       -----------------

       The Conversion Agency will be offered to those existing travel agents who wish to join a travel franchise system. These agents will add our "Travel Network" name to their existing agency name. For example, "Smith Travel" would become "Smith Travel Network." They will be brought into our system and have available to them all of our services.

       SoHo Agency
       -----------

       This program will only be offered to those people interested in operating their business through the internet from any location except a typical store-front location. These franchisees will not be required to apply for any of the standard travel agency appointments, since the airline associations prohibit it, they will not be allowed to do any of their own ticketing. The tickets that they book will be processed either by us or by one of our Start-Up Agency or Conversion Agencies that are located in close proximity to their home or office. As a SoHo Agency franchisee, you will have access, through the internet via a proprietary information and booking system that is included in your package, to research and book reservations through either us or a Start-Up or Conversion Agency. You will trade under your own name only.

       Power Partners Agency
       ---------------------

       The Power Partners Agency will be offered to those existing travel agents who wish to join a travel franchise system. These agents will use our "Power Partners" name when they use or deal with suppliers' programs that we offer, and will have the right to use our "Travel Network" and "Vacation Central" marks.

       Further Description of the Franchise Offered
       --------------------------------------------

       The primary market for the services offered and sold by either of you is the general public. There is no seasonality in the travel business because people travel all of the time.

       You will compete with many other independent travel agencies as well as with other larger regional or national travel chains.

       Industry Specific Laws
       ----------------------

       The travel industry is highly regulated. If you choose to become a full service ticketing agency, you must have your Airline Reporting Corporation ("ARC") and International Airline Travel Agents Network ("IATAN") appointments or agree to apply for them before you can come into our system or during the initial stages of your business. As a SoHo Agency, you will not have to apply for these appointments. In addition, there may also be state laws that regulate the sale of travel services. You should check the laws in your state.

                                     Item 2
                               BUSINESS EXPERIENCE

Michael Y. Brent:  President, Chief       From  1982 to  June,  1989,  he  served  as our Vice
Executive Officer and Director            President.   In  July  1989  he  became   our  Chief
                                          Operating  Officer,  and on January 1, 1994 he assumed
                                          the additional  duties of President.

Stephanie Abrams:  Executive Vice         Has been  Executive  Vice  President  in  charge  of
President                                 Global   Marketing   since  August  30,  1995;  from
                                          January 1987 through  August 30, 1995, she served as
                                          Director of Marketing and Vice President of Global
                                          Marketing.

Derek Brent:  Vice President and          He has been employed by us since May 1993,  first as
Director                                  a sales consultant,  then in 1996 he became Director
                                          of Sales, and in 1999 he became Vice President.


Harold L. Kestenbaum:  Outside Director   Has  been an Outside  Director  since  March  1994.
                                          From  1976 to present  he was and has been engaged
                                          primarily in the private practice  of  law, specializing
                                          in franchise law. His office is in Garden City, New York.

       We do not employ franchise brokers, but we do have Regional Presidents who sell franchises for us in selected markets and they are identified on
Exhibit 10 attached to this Offering Circular.

                                     Item 3
                                   LITIGATION
                                   ----------

        JCB Enterprises, Inc. and Judith Brusslan, Plaintiffs v. Travel Network, Ltd. and Michael Y. Brent, Defendants (Superior Court, Hamilton County, Indiana, Case No. 2902-9906, filed June 22, 1999). Plaintiffs are a franchisee and its president who brought an action seeking money damages for alleged violations of the Indiana Franchises Act and the Indiana Deceptive Franchise Practices Act, for common law fraud, recission of the Franchise Agreement, money damages of $80,000 or more and for a declaratory judgment on whether a partnership existed between the Plaintiffs and Defendants. Defendants have denied all allegations in the complaint and intend to vigorously contest this action. Discovery has not begun.

       No  other  litigation  is  required  to be  disclosed  in  this  Offering
Circular.

                                     Item 4
                                   BANKRUPTCY
                                   ----------

       No person previously identified in Items 1 or 2 of this Offering Circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code (or comparable foreign law) required to be disclosed in this Item.

                                     Item 5
                               INITIAL LICENSE FEE
                               -------------------

       Start-Up Full Service Vacation Central Agency
       ---------------------------------------------

       If you are a full service, ticketing Start-Up Agency franchisee, you will pay a non-refundable initial license fee of $29,900. You will pay $5,000 when you sign the License Agreement and $24,900 when you find a location that we approve. You are given 6 months from the date you sign the License Agreement to find a location, execute your lease and be open for business. If you have not done all of these things within the 6 month period, we can either give you more time or cancel your License Agreement. If we choose to cancel your License Agreement, we will give you back $2,500. If you choose to buy one of our Wal-Mart Supercenter locations and elect not to have ticketing on site, you will pay the reduced fee of $24,900. If you purchase a non-ticketing Start-Up, not located in a Wal-Mart Supercenter, the initial license fee is $19,900, with $5,000 paid on signing the License Agreement and balance of $14,900 when you secure a site.

       Rural Agency (Full Service)
       ---------------------------

       If you are a Start-Up "Rural Program" agency, you will pay an initial license fee of $19,900. This initial license fee is non-refundable and is paid in the same way and at the same time as the Start-Up Agency initial license fee, and is refundable in exactly the same way.

       Purchase Conversion Agency
       --------------------------

       If you are a "Purchase Conversion Agency", you will pay an initial license fee of $14,900. This initial license fee is non-refundable and is paid in the same way and at the same time as the Start-Up Agency initial license fee except that the balance is paid ten (10) days prior to arriving at training.

       Conversion Agency
       -----------------

       If you are a Conversion Agency licensee, you will pay an initial license fee of $3,000 or $7,500 upon signing your agreement. The $3,000 fee is paid by a travel agent who has all of his or her appointments, i.e., ARC and IATAN and is a three year agreement, renewable upon paying a renewal fee of $3,000. This term is for three years, with another three year renewal term at $3,000 and thereafter you pay the then current renewal fee. The $7,500 fee is paid by the travel agent who does not have these appointments. This fee is not refundable. This agreement lasts for five years and is renewable for a three year term at a renewal fee of $3,000 and renewable thereafter at the then current renewal fee.

       SoHo Agency
       -----------

       As a SoHo Agency licensee, you will pay an initial license fee of $3,995. This initial license fee is non- refundable and is paid in one lump sum when you sign the License Agreement.

       Power Partners Agency
       ---------------------

       As a Power Partner Agency, you pay no fees to us in order to enter the System.

       UPGRADE to Start-Up
       -------------------

       If you are a non-ticketing Start-Up Agency and you want to upgrade to include ticketing capabilities, you will pay an additional sum of $10,000 if you are not in a Wal-Mart Supercenter and $5,000 if you are. This amount will be paid over five years with interest at 12% by us debiting your checking account. You will sign a promissory note and you will sign our addendum to your existing License Agreement. "Upgrade" means applying for your ARC or IATAN appointments yourself and then you are automatically upgraded after you pay your additional fee.

       Additional Locations
       --------------------

       If you are a Start-Up Agency and you want to buy additional locations outside of your exclusive area, you will pay an initial license fee that is 75% of our then-current fee. If you wish to open branches inside your exclusive area, you will only have to pay $5,000 for each branch. This fee is not refundable. This 25% discount is not available for sales involving the Wal-Mart Supercenter locations.



                                              Item 6
                                            OTHER FEES
                              START-UP RURAL AND PURCHASE CONVERSION
                              --------------------------------------
======================== =============================== =================== ================================
     Name of Fee(1)                  Amount                   Due Date                   Remark
------------------------ ------------------------------- ------------------- --------------------------------
     Service Fees        Start-Up, Rural (Full           Payable once a      Interest due if Service Fee is
                         Service) and Purchase           month               paid late.
                         Conversion:
                         $350  p/month  - 1st yr
                         $550  p/month  - 2nd  yr
                         750   p/month - 3rd yr 4th yr
                         and beyond - CPI increases.
------------------------ ------------------------------- ------------------- --------------------------------
      Advertising        $50                             Payable monthly     Commences immediately and is
      Information                                                            subject to CPI adjustment.
    Monthly/On-Line
    ("AIM/On-Line")
------------------------ ------------------------------- ------------------- --------------------------------
   Advertising Fund      $150                            Payable monthly     Commences only when enough
      Cooperative                                                            licensees in a particular
                                                                             geographic area elect to
                                                                             contribute as a cooperative.
                                                                             If no such cooperative is
                                                                             formed, you must spend this
                                                                             amount locally and forward
                                                                             proof of this spending to us
                                                                             on a monthly basis; this sum
                                                                             is subject to CPI increases
------------------------ ------------------------------- ------------------- --------------------------------
       Transfer          $2,000                          Prior to            Payable when the License
                                                         consummation of     Agreement is transferred.  No
                                                         transfer            charge if License Agreement
                                                                             transferred to a corporation
                                                                             which you control
------------------------ ------------------------------- ------------------- --------------------------------
        Renewal          $500                            Due on signing      Fee on renewal term, which is
                                                         renewal agreement   ten years
------------------------ ------------------------------- ------------------- --------------------------------
       Interest          Lesser of 2% above prime or     15 days after       Payable on all overdue amounts
                         highest contract rate of        billing
                         interest allowed by law
------------------------ ------------------------------- ------------------- --------------------------------
 Costs and Attorneys'    Will vary depending on the      As incurred         Payable upon your failure to
         Fees            circumstances                                       comply with the License
                                                                             Agreement
------------------------ ------------------------------- ------------------- --------------------------------
    Indemnification      Will vary depending on the      As incurred         You have to reimburse us if we
                         circumstances                                       are held liable for claims
                                                                             arising from your Agency's
                                                                             operations
------------------------ ------------------------------- ------------------- --------------------------------
Upgrade Fee to Full      $10,000 for a non-Wal-Mart      Upon approvals      You pay this amount to upgrade
Service Ticketing        and $5,000 for a Wal-Mart       from ARC/IATAN      to a full ticketing agency
======================== =============================== =================== ================================

1  All fees are imposed by and payable to us.  All fees are non-refundable.

                                               OTHER FEES
                                               CONVERSION
                                               ----------
======================== =============================== =================== ================================
     Name of Fee(1)                  Amount                   Due Date                   Remark
------------------------ ------------------------------- ------------------- --------------------------------
     Service Fees        Conversion:                     Payable once a      Interest due if Service Fee is
                         $250 p/month - 1st yr           month               paid late
                         $350 p/month - 2nd yr
                         $500 p/month - 3rd yr
                         4th yr and beyond - CPI
                         increases.
------------------------ ------------------------------- ------------------- --------------------------------
      AIM/On-Line        $50 per month                   Payable monthly     Commences immediately; CPI
                                                                             adjustment
------------------------ ------------------------------- ------------------- --------------------------------
   Advertising Fund      $150 per month                  Payable monthly     Commences only when enough
      Cooperative                                                            licensees in a particular
                                                                             geographic area elect to
                                                                             contribute as a cooperative.
                                                                             If no such cooperative is
                                                                             formed,you must spend this
                                                                             amount locally and forward
                                                                             proof of this spending to us
                                                                             on a monthly basis; this sum
                                                                             is subject to CPI increases
------------------------ ------------------------------- ------------------- --------------------------------
       Transfer          $1,000                          Prior to            Payable when the Conversion
                                                         consummation of     License Agreement is
                                                         transfer            transferred.  No charge if
                                                                             Conversion License Agreement
                                                                             transferred to a corporation
                                                                             which you control
------------------------ ------------------------------- ------------------- --------------------------------
        Renewal          A Conversion Licensee will      Due on signing      Fee on renewal term, which is
                         pay $3,000 for each of the      renewal agreement   three years even if the
                         first three renewals and the                        Conversion Licensee has all of
                         then current renewal fee on                         his appointments
                         the fourth renewal.
------------------------ ------------------------------- ------------------- --------------------------------
       Interest          Lesser of 2% above prime or     15 days after       Payable on all overdue amounts
                         highest contract rate of        billing
                         interest allowed by law
------------------------ ------------------------------- ------------------- --------------------------------
 Costs and Attorneys'    Will vary depending on the      As incurred         Payable upon your failure to
         Fees            circumstances                                       comply with the Conversion
                                                                             License Agreement
------------------------ ------------------------------- ------------------- --------------------------------
    Indemnification      Will vary depending on the      As incurred         You have to reimburse us if we
                         circumstances                                       are held liable for claims
                                                                             arising from your Agency's
                                                                             operations
======================== =============================== =================== ================================

    1   All fees are imposed by and payable to us.  All fees are non-refundable.

                                               OTHER FEES
                                               SOHO AGENCY
                                               -----------
======================== =============================== =================== ================================
     Name of Fee (1)                  Amount                   Due Date                   Remark
------------------------ ------------------------------- ------------------- --------------------------------
     Service Fees        SoHo Office:                    Payable once a      Interest due if Service Fee is
                         $100 p/month - 1st yr;          month               paid late
                         Each year thereafter subject
                         to CPI increases
------------------------ ------------------------------- ------------------- --------------------------------
      AIM/On-Line        $50 per month                   Payable monthly     Commences immediately; CPI
                                                                             adjustment
------------------------ ------------------------------- ------------------- --------------------------------
       Transfer          $500                            Prior to            Payable when the SoHo License
                                                         consummation of     Agreement is transferred.  No
                                                         transfer            charge if SoHo License
                                                                             Agreement transferred to a
                                                                             corporation which you control
------------------------ ------------------------------- ------------------- --------------------------------
        Renewal          Licensee pays a renewal fee     Due on signing      Fee on renewal term, which is
                         of $300.                        renewal agreement   three years
------------------------ ------------------------------- ------------------- --------------------------------
       Interest          Lesser of 2% above prime or     15 days after       Payable on all overdue amounts
                         highest contract rate of        billing
                         interest allowed by law
------------------------ ------------------------------- ------------------- --------------------------------
 Costs and Attorneys'    Will vary depending on the      As incurred         Payable upon your failure to
         Fees            circumstances                                       comply with the SoHo License
                                                                             Agreement
------------------------ ------------------------------- ------------------- --------------------------------
    Indemnification      Will vary depending on the      As incurred         You have to reimburse us if we
                         circumstances                                       are held liable for claims
                                                                             arising from your Agency's
                                                                             operations
------------------------ ------------------------------- ------------------- --------------------------------
      Upgrade Fee        $24,905 or $14,905              At least 12         Optional Fee; due only if you
                                                         months following    wish to convert to a Full
                                                         date of License     Service ticketing or
                                                         Agreement           non-ticketing agency
======================== =============================== =================== ================================

    1   All fees are imposed by and payable to us.  All fees are non-refundable.


                                              OTHER FEES
                                        POWER PARTNERS AGENCY
                                        ---------------------
======================== =============================== =================== ================================
     Name of Fee1                    Amount                   Due Date                   Remark
------------------------ ------------------------------- ------------------- --------------------------------
      Commission         Power Partner Commission        Payable once a      We retain a percentage of the
                         Schedule:                       month to you by us  Commission for the continuing
                         $0 - $200,000 in bookings:                          use of programs, services,
                         Full override less 2%;                              brand name marketing, ongoing
                         $200,001 - $299,999 in                              support and vendor agreements.
                         bookings: Full override less
                         1.5%;
                         $300,000 or more in bookings:
                         Full override less 1.0%
------------------------ ------------------------------- ------------------- --------------------------------
      AIM/On-Line        N/A
------------------------ ------------------------------- ------------------- --------------------------------
       Transfer          N/A
------------------------ ------------------------------- ------------------- --------------------------------
        Renewal          N/A
------------------------ ------------------------------- ------------------- --------------------------------
       Interest          $50                             15 days after       Payable if a service fee or
                                                         billing             other automatic payment is
                                                                             returned by your bank
------------------------ ------------------------------- ------------------- --------------------------------
 Costs and Attorneys'    Will vary depending on the      As incurred         Payable upon your failure to
         Fees            circumstances                                       comply with the Power Partners
                                                                             License Agreement
------------------------ ------------------------------- ------------------- --------------------------------
    Indemnification      Will vary depending on the      As incurred         You have to reimburse us if we
                         circumstances                                       are held liable for claims
                                                                             arising from your Agency's
                                                                             operations
======================== =============================== =================== ================================

    1   All fees are imposed by and payable to us.  All fees are non-refundable.

                                                Item 7
                                          INITIAL INVESTMENT
                               START-UP/RURAL AND PURCHASE CONVERSION
                               --------------------------------------
======================== =============== =================== =============== ================ ===============
                           Estimated
                             Amount                             Method
                          or Estimated                             of            Whether
   Expenditures          Low-High Range     When Payable        Payment        Refundable     To Whom Paid
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Initial License Fee (1)    $14,900 to    Payable on          Two                Partially           Us
                            $29,900      signing License     installments,
                                         Agreement           $5,000 on signing
                                                             License Agreement,
                                                             balance when
                                                             site found
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Leasehold Improvements     $1,000 to        As Incurred       As Required          No           Suppliers/
(2)                          $5,000                                                            Contractors
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Furniture, Fixtures        $5,000 to        As Incurred       As Required          No          Suppliers or
and Equipment (2)           $20,000                                                                 Us
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Signage                    $1,000 to        As Incurred        As Agreed           No             Outside
                             $4,000                                                              Suppliers
------------------------ --------------- ------------------- --------------- ---------------- ---------------
First and Last Month's     $2,000 to        As Required         Monthly      Security may        Landlord
Rent and Security (3)        $7,500                                          be refundable
                                                                             - Rent is not
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Security Deposit         $600 to $1,000     As Incurred         Lump Sum           Yes          Utilities
(Telephone/Utilities)                                                                           Companies
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Opening Supplies(4)       $200 - $600       As Incurred         Lump Sum           No         Third Parties
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Grand Opening            $500 to $3,000     As Required       As Incurred          No          Appropriate
Advertising(5)                                                                                   Agencies
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Training Expenses(6)       $1,500 to        As Incurred       As Incurred          No         Third Parties
                             $2,000
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Miscellaneous Opening    $500 to $5,000     As Incurred       As Incurred          No         Third Parties
Costs (7)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Advertising Fee - 3            $0             Monthly           Lump Sum           No               Us
months
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Royalty - 3 months           $1,050           Monthly           Lump Sum           No               Us
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Additional Funds - 3       $6,000 to         As Needed        As Required          No         Suppliers and
months(8)                   $40,000                                                             Employees
------------------------ --------------- ------------------- --------------- ---------------- ---------------
TOTAL ESTIMATED
INITIAL INVESTMENT         $34,250 to
                            $119,050
======================== =============== =================== =============== ================ ===============

Explanatory Notes:
------------------

1. The initial license fee for the Start-Up Agency is $29,900. The initial license fee for the Rural Program is $19,900. None of these fees are refundable except if a location is not found within 6 months from the date of the License Agreement, then $2,500 of the $5,000 first installment is refunded. The initial license fee for the Purchase Conversion is $14,900. Payable in the same way as the Rural fee, except that the second payment is made ten (10) days prior to training and no part is refundable. If you buy a Wal-Mart Supercenter location, the fee is either $24,900 if it is non-ticketing or $29,900 if it is a ticketing agency.

2. There are expenses incurred by you regardless of which agency you buy. These expenses include carpeting, some cabinetry, wall treatments, displays and office furniture. If you buy a Wal-Mart Supercenter location, you will pay us between $12,000 and $16,000 for a decor package that will be used in the public areas of your agency only ("Decor Package"). This Decor Package will include your carpeting, furniture, television (1), VCR, wall treatment, customized desks, your career apparel, brochure racks, copier, fax machine, telephone system and voice mail answering system. Your computer system is leased from AMADEUS or a comparable company and serves as your computer for accounting, word processing and Internet use.

3. A typical agency should be between 600 and 1,200 square feet and have a monthly rental of between $500 and $2,500. Your agency should be located in either an enclosed mall or an active strip shopping center. In Wal- Mart locations, you will sublet that site from us and pay your rent directly to us through our direct debit program.

4. You will be required to buy certain supplies which contain the "Travel Network" logo and designations.

5. A grand opening advertising promotion must be conducted by you, with our assistance.

6. You personal out-of-pocket expenses for your Orlando, Florida and Englewood Cliffs, New Jersey training sessions, are your responsibility. AMADEUS pays for your round trip airfare to Houston, Texas for your computer session. You are responsible for your meals and lodging during this week. But, if you choose to use a system other than AMADEUS, you are responsible for making your travel and living accommodations.

7. This item covers your miscellaneous opening costs and expenses, like installation of telephones, accounting and legal expenses and insurance premiums.

8. You should have some funds set aside to pay salaries of your employees and other expenses that you might have during the first 3 months of operation.

9. We relied on over 17 years of experience in the travel business to compile these estimates. You should review these figures carefully with a business advisor before making any decision to purchase the franchise. We do not offer financing directly or indirectly for any part of the initial investment. The availability and terms of financing will depend on factors such as the availability of financing generally, your creditworthiness, collateral you may have and lending policies of financial institutions.

        Except for the initial license fee, all other costs related to the opening of either agency will be payable as you incur them. None of these costs are refundable.

        Your estimated initial cash investment with respect to the opening of your agency and the operation of it during the first three months that it is open is shown in the above chart. These costs are estimates only. Actual costs may vary depending upon the area in which the agency is located and other factors.

        The initial investment for a Purchase Conversion Agency will be the same as for a Conversion Agency, except for the initial license fee paid, and none of those costs are refundable.


                                      INITIAL INVESTMENT
                                         (CONVERSION)
                                         ------------
======================== =============== =================== =============== ================ ===============
                           Estimated                             Method
                             Amount                                of            Whether
     Expenditures         or Estimated      When Payable        Payment        Refundable      To Whom Paid
                         Low-High Range
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Initial License Fee (1)    $3,000 to          Payable on        Lump Sum           No               Us
                             $7,500         signing License
                                               Agreement
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Leasehold Improvements         0                N/A               N/A              N/A             N/A
(2)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Furniture, Fixtures            0                N/A               N/A              N/A             N/A
and Equipment (2)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Signage                       $500          As Incurred        As Agreed           No         Outside
                                                                                              Suppliers
------------------------ --------------- ------------------- --------------- ---------------- ---------------
First and Last Month's         0                N/A               N/A              N/A             N/A
Rent and Security (3)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Security Deposit (3)           0            As Incurred         Lump Sum           Yes          Utilities
(Utilities)                                                                                     Companies
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Opening Supplies(4)       $200 - $600       As Incurred         Lump Sum           No         Third Parties
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Grand Opening                  0                 0                 0                0               0
Advertising(5)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Training Expenses         $200 - $500       As Incurred       As Incurred          No         Third Parties
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Miscellaneous Opening         $300          As Incurred       As Incurred          No         Third Parties
Costs (6)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Advertising Fee - 3            $0             Monthly           Lump Sum           No               Us
months
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Royalty - 3 months            $750            Monthly           Lump Sum           No               Us
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Additional Funds - 3           0                N/A               N/A              N/A             N/A
months(7)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
TOTAL ESTIMATED
INITIAL INVESTMENT          $4,950 -
                            $10,150
======================== =============== =================== =============== ================ ===============

Explanatory Notes:
------------------

1. The initial license fee for the Conversion Agency will be either $3,000 or $7,500. None of these fees are refundable.

2. There are no expenses incurred by the Conversion Agency licensee who has an office that is operating.

3. The same remarks as in 2 above apply to rent payments for the Conversion Agency franchisee.

4. You will be required to buy certain supplies which contain the "Travel Network" logo and designations.

5.   No grand opening advertising has to be done for you.

6.   This  item  covers   miscellaneous   opening  costs  and   expenses,   like
     installation of telephones, accounting expenses and insurance premiums.

7.   You will not incur any start-up expenses other than described above.

8. We relied on over 17 years of experience in the travel business to compile these estimates. You should review these figures carefully with a business advisor before making any decision to purchase the franchise. We do not offer financing directly or indirectly for any part of the initial investment. The availability and terms of financing will depend on factors such as the availability of financing generally, your creditworthiness, collateral you may have and lending policies of financial institutions.

        Except for the initial license fee, all other costs related to the opening of your agency will be payable as you incur them. None of these costs are refundable.

        Your estimated initial cash investment with respect to the opening of your agency and the operation of it during the first three months that it is open is shown in the above chart. These costs are estimates only. Actual costs may vary depending upon the area in which the agency is located and other factors.



                                      INITIAL INVESTMENT
                                          SOHO AGENCY
                                          -----------
======================== =============== =================== =============== ================ ===============
                           Estimated
                           Amount or
                           Estimated
                           Low- High                           Method of         Whether
      Expenditures           Range         When Payable         Payment         Refundable     To Whom Paid
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Initial License Fee (1)      $3,995         Payable on          Lump Sum           No               Us
                                         signing License
                                            Agreement
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Leasehold Improvements         0                N/A               N/A              N/A             N/A
(2)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Furniture, Fixtures          $1,000             N/A               N/A              N/A             N/A
and Equipment (2)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Signage                        0            As Incurred        As Agreed           No         Outside
                                                                                              Suppliers
------------------------ --------------- ------------------- --------------- ---------------- ---------------
First and Last Month's         0                N/A               N/A              N/A             N/A
Rent and Security (3)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Security Deposit (3)           0            As Incurred         Lump Sum           Yes          Utilities
(Utilities)                                                                                     Companies
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Opening Supplies(4)       $200 - $600       As Incurred         Lump Sum           No         Third Parties
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Grand Opening                  0                 0                 0                0               0
Advertising(5)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Training Expenses             $500          As Incurred       As Incurred          No         Third Parties
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Miscellaneous Opening         $300          As Incurred       As Incurred          No         Third Parties
Costs (6)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
AIM/On-Line Fee - 3           $150            Monthly           Lump Sum           No               Us
months
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Royalty - 3 months        $300 - $750         Monthly           Lump Sum           No               Us
------------------------ --------------- ------------------- --------------- ---------------- ---------------
Additional Funds - 3           0                N/A               N/A              N/A             N/A
months(7)
------------------------ --------------- ------------------- --------------- ---------------- ---------------
TOTAL ESTIMATED
INITIAL INVESTMENT       $6,445- $7,295
======================== =============== =================== =============== ================ ===============

Explanatory Notes:
------------------

1. The initial license fee for the SoHo Agency is $3,995. This fee is not refundable.

2. There are no expenses incurred by a SoHo Agency licensee who is operating either on the internet or from his or her home or from a non-retail office location, except that a SoHo Agency licensee must purchase an IBM compatible computer.

3. The SoHo Agency licensee pays no rent since he or she operates from their home. But if they operate from a non-retail office, rent will be a factor. This type of non-retail office should be between 100 and 150 square feet and have a monthly rental of between $200 and $600.

4. You should purchase some basic office supplies regardless of where you operate from.

5.   No grand opening advertising has to be done for you.

6.   This  item  covers   miscellaneous   opening  costs  and   expenses,   like
     installation of telephones, accounting expenses and insurance premiums.

7.   You will not incur any start-up expenses other than described above.

8. We relied on over 17 years of experience in the travel business to compile these estimates. You should review these figures carefully with a business advisor before making any decision to purchase the franchise. We do not offer financing directly or indirectly for any part of the initial investment. The availability and terms of financing will depend on factors such as the availability of financing generally, your creditworthiness, collateral you may have and lending policies of financial institutions.


                                          INITIAL INVESTMENT
                                        POWER PARTNERS AGENCY
                                        ---------------------
  =============================== ================ ================== =========== =========== ===============
                                    Estimated
                                     Amount or
                                   Estimated Low-                      Method of   Whether
        Expenditures                 High Range         When Payable    Payment   Refundable    To Whom Paid
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Initial Franchise Fee (1)             $0           Upon signing       Check         No            Us
                                                        License
                                                       Agreement
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Leasehold Improvements (2)            $0                N/A            N/A         N/A           N/A
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Furniture, Fixtures and               $0                N/A            N/A         N/A           N/A
  Equipment (2)
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Signage                              $200           As Incurred     As Agreed       No         Outside
                                                                                                Suppliers
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  First and Last Month's Rent           $0                N/A            N/A         N/A           N/A
  and Security (3)
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Security Deposit (3)                  $0                N/A            N/A         N/A           N/A
  (Utilities)
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Opening Supplies (5)                  $0            As Incurred      Lump Sum       No      Third Parties
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Grand Opening Advertising (4)         $0                N/A            N/A         N/A           N/A
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Training Expenses                     $0                N/A            N/A         N/A           N/A
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Miscellaneous Opening Costs           $0                N/A            N/A         N/A           N/A
  (5)
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  AIM/On-Line Fee - 3 months            $0                N/A            N/A         N/A           N/A
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Royalty - 3 months                    $0                N/A            N/A         N/A           N/A
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  Additional Funds - 3 months           $0                N/A            N/A         N/A           N/A
  (6)
  ------------------------------- ---------------- ------------------ ----------- ----------- ---------------
  TOTAL ESTIMATED INITIAL
  INVESTMENT (7)                       $200
  =============================== ================ ================== =========== =========== ===============

Explanatory Notes:
-----------------

1.   There is no initial franchise fee for a Power Partners Agency.

2. There are no expenses incurred by the Power Partners Agency licensee who has an office that is operating.

3. The same remarks as in 2 above apply to rent payments for the Power Partners Agency franchisee.

4.   No grand opening advertising has to be done for you.

5.   Since  you  are  already  an  operating   travel   agency,   there  are  no
     miscellaneous opening costs and expenses.

6.   You will not incur any start-up expenses other than described above.

7. We relied on over 17 years of experience in the travel business to compile these estimates. You should review these figures carefully with a business advisor before making any decision to purchase the franchise. We do not offer financing directly or indirectly for any part of the initial investment. The availability and terms of financing will depend on factors such as the availability of financing generally, your creditworthiness, collateral you may have and lending policies of financial institutions.

        All costs related to the agency will be payable as you incur them. None of these costs are refundable.

        Your estimated initial cash investment with respect to the opening of your agency and the operation of it during the first three months that it is open is shown in the above chart. These costs are estimates only. Actual costs may vary depending upon the area in which the agency is located and other factors.

                                     Item 8
                RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES
                ------------------------------------------------

        Except for a Wal-mart Supercenter location, you are not required to purchase any items from us. A SoHo licensee's "internet operating system" is included in the initial license fee and is fully set forth in an appendix to your License Agreement. This internet operating system is owned by E-Travel Network, LLC. We do not supply any items to you unless you wish to purchase some branded supplies from us, in which case we will derive revenue from these optional purchases. But, if you buy the Start-Up Agency that is located in a Wal-Mart Supercenter, we will require you to buy your Decor Package from us. This package includes your public area carpeting, customized counters and desks, wall treatment, brochure racks, wicker furniture package, customer agent chairs, career apparel, clocks, video tapes, stationery, business cards, forms and customized software.

        All other services, supplies and materials required for the operation of your agency may be purchased by you only from any suppliers you select. We do not approve your suppliers. We are presently a supplier of travel products and act as a travel vendor. You do not have to purchase these products or services from us, but if you do we will derive revenue from these purchases. Our profit will range from 0.5% to 2% of each total sale. In some cases, we will receive a fixed administration fee of $20 per transaction in lieu of the percentage.

        We will give you specifications for the minimum standards of the services, supplies and materials, and will also provide you with plans and a layout for your agency. We must be notified of any changes that you make to these plans.

        We will derive income as a result of required travel programs purchases by you from suppliers approved by us. We receive commissions or overrides which can range from 0.5% to 2% of the cost of the travel package in advertising credits and/or a cash rebate of 0.5% to 1%. If you are a Start-Up Wal-Mart Supercenter licensee, we will derive up to 10% of the cost of the Decor Package to cover our administrative costs connected with obtaining this package for you. We also receive some benefits from AMADEUS, the computer supplier (see Item 11 of this Offering Circular). In 1999, we received approximately $100,000, or 1.7% of our total revenue of $5,900,000, from AMADEUS.

        In addition, if you purchase a Wal-Mart location, you will be required to sublease your location from us. In order to cover our contingent liability on our corporate guaranty to Wal-Mart, we will add a surcharge of between $50 and $200 per month to the rent you pay. In these circumstances, we estimate that the proportion of this required sublease and that of your Decor Package to all purchases and leases by you in establishing your Wal-Mart agency will range from 4% to 8% for your sublease and from 1.4% to 1.7% for your Decor Package. On an ongoing basis your sublease costs will range from 5% to 10% of your total operating costs. Since your Decor Package is only an initial purchase it is not an ongoing cost factor.

        We do have arrangements with approved travel vendors but which do include direct or indirect payments by these travel vendors to us in amounts similar to those stated above. We may negotiate travel programs with suppliers of travel services for your benefit and for the benefit of all licensees.

        We do not give you any benefits, like renewal or the granting of additional franchises, based on your buying services or products from our approved suppliers.

        We may sell some branded supplies to you. If we do, we will derive revenue from these sales. You are not required to buy any of these items from us.

        You are obligated to obtain and maintain, at your own expense, errors and omissions insurance coverage.

        The cost of this coverage will vary depending on the insurance carrier's charges, terms of payment and your history. All insurance policies must name us as an additional insured party.

        You are required to have a General Liability Policy with limits of $500,000 per person and $1,000,000 per incident; Casualty and Property with limits of $100,000 and Errors and Omissions with limits of $500,000.

        We will loan to you an operating manual containing mandatory and suggested standards. We have formulated these standards to ensure high quality services and products, the efficient operation of your agency, and the protection of the goodwill associated with the Marks. We may modify the manual to improve any of these factors. However, no modification may alter your rights under the License Agreement.


                                                 Item 9
                                        FRANCHISEE'S OBLIGATIONS
                                        ------------------------

               THIS TABLE LISTS YOUR PRINCIPAL  OBLIGATIONS  UNDER THE FRANCHISE AND OTHER AGREEMENTS.
          IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR  OBLIGATIONS IN THESE AGREEMENTS
          AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.
        ================================= ===================== =================== ==================
                                                                 Article in Power
                                          Article in Start-Up    Partners License        Item in
                   Obligation              License Agreement        Agreement       Offering Circular
        --------------------------------- --------------------- ------------------- ------------------
        (a)    Site selection and          Articles I and VII          N/A          Items 7, 8 and 11
               acquisition/lease
        --------------------------------- --------------------- ------------------- ------------------
        (b)    Pre-opening                    Article VII              N/A          Items 7, 8 and 11
               purchases/leases
        --------------------------------- --------------------- ------------------- ------------------
        (c)    Site development and        Articles I, VI and          N/A          Items 7, 8 and 11
               other pre-opening                  VII
               requirements
        --------------------------------- --------------------- ------------------- ------------------
        (d)    Initial and ongoing             Article VI              None          Items 7 and 11
               training
        --------------------------------- --------------------- ------------------- ------------------
        (e)    Opening                            N/A                  N/A               Item 11
        --------------------------------- --------------------- ------------------- ------------------
        (f)    Fees                        Articles I and III      Article III       Items 5, 6, 7,
                                                                                        11 and 12
        --------------------------------- --------------------- ------------------- ------------------
        (g)    Compliance with             Articles V and VII          None          Items 8 and 11
               standards and policies
               /Operations Manual
        --------------------------------- --------------------- ------------------- ------------------
        (h)    Trademarks and              Articles IV and V        Article IV       Items 13 and 14
               proprietary information
        --------------------------------- --------------------- ------------------- ------------------
        (i)    Restrictions on                Article VII              None          Items 8, 11 and
               products/services offered                                                   16
        --------------------------------- --------------------- ------------------- ------------------
        (j)    Warranty and customer              None                 None               None
               service requirements
        --------------------------------- --------------------- ------------------- ------------------
        (k)    Territorial development            None                 None              Item 12
               and sales quotas
        --------------------------------- --------------------- ------------------- ------------------
        (l)    On-going product/service        Article VI              None          Items 8 and 11
               purchases
        --------------------------------- --------------------- ------------------- ------------------
        (m)    Maintenance, appearance    Articles VI and VII          None               None
               and remodeling
               requirements
        --------------------------------- --------------------- ------------------- ------------------
        (n)    Insurance                       Article IX              None              Item 8
        --------------------------------- --------------------- ------------------- ------------------
        (o)    Advertising                  Articles VI, VII    None                Items 6, 7 and 11
                                                and XII
        --------------------------------- --------------------- ------------------- ------------------
        (p)    Indemnification              Articles VII and        Article IX           Item 6
                                                  XXVI
        --------------------------------- --------------------- ------------------- ------------------
        (q)    Owner's participation/       Articles VII and           None          Items 11 and 15
               management/staffing                VIII
        --------------------------------- --------------------- ------------------- ------------------
        (r)    Records/reports            Articles VII and XI          None              Item 6
        --------------------------------- --------------------- ------------------- ------------------
        (s)    Inspection/audits              Article VII           Article IV           Item 11
        --------------------------------- --------------------- ------------------- ------------------
        (t)    Transfer                       Article XVII             None          Items 6 and 17
        --------------------------------- --------------------- ------------------- ------------------
        (u)    Renewal                         Article II           Article II       Items 6 and 17
        --------------------------------- --------------------- ------------------- ------------------
        (v)    Post-termination                Article XV           Article V            Item 17
               obligations
        --------------------------------- --------------------- ------------------- ------------------
        (w)    Non-competition covenants      Article VII              None              Item 17
        --------------------------------- --------------------- ------------------- ------------------
        (x)    Dispute resolution             Article XXI          Article VII           Item 17
        ================================= ===================== =================== ==================

        ================================= ===================== =================== ==================
                                                                 Article in SoHo
                                               Article in         Agency License    Item in Offering
                   Obligation              Conversion License       Agreement           Circular
                                               Agreement
        --------------------------------- --------------------- ------------------- ------------------
        (a)    Site selection and                 N/A               Article I              N/A
               acquisition/lease
        --------------------------------- --------------------- ------------------- ------------------
        (b)    Pre-opening                        N/A                  N/A            Items 7 and 8
               purchases/leases
        --------------------------------- --------------------- ------------------- ------------------
        (c)    Site development and               N/A                  N/A            Items 7 and 8
               other pre-opening
               requirements
        --------------------------------- --------------------- ------------------- ------------------
        (d)    Initial and ongoing            Article VII         Article VI and        Items 11
               training                                             Appendix A
        --------------------------------- --------------------- ------------------- ------------------
        (e)    Opening                            N/A                  N/A               Item 11
        --------------------------------- --------------------- ------------------- ------------------
        (f)    Fees                       Articles II and III   Articles I and IV     Items 5, 6, 7
                                                                                         and 11
        --------------------------------- --------------------- ------------------- ------------------
        (g)    Compliance with             Articles V and VII       Article VI       Items 8 and 11
               standards and policies/
               Operations Manual
        --------------------------------- --------------------- ------------------- ------------------
        (h)    Trademarks and              Articles IV and V        Article V        Items 13 and 14
               proprietary information
        --------------------------------- --------------------- ------------------- ------------------
        (i)    Restrictions on products           None                 N/A           Items 8 and 16
               / services offered
        --------------------------------- --------------------- ------------------- ------------------
        (j)    Warranty and customer              None                 None               None
               service requirements
        --------------------------------- --------------------- ------------------- ------------------
        (k)    Territorial development            None                 None              Item 12
               and sales quotas
        --------------------------------- --------------------- ------------------- ------------------
        (l)    On-going product/service       Article VII              N/A           Items 8 and 11
               purchases
        --------------------------------- --------------------- ------------------- ------------------
        (m)    Maintenance, appearance            None                 N/A                None
               and remodeling
               requirements
        --------------------------------- --------------------- ------------------- ------------------
        (n)    Insurance                       Article IX          Article VII           Item 8
        --------------------------------- --------------------- ------------------- ------------------
        (o)    Advertising                     Article X            Article IV      Items 6, 7 and 11
        --------------------------------- --------------------- ------------------- ------------------
        (p)    Indemnification              Articles IV, VII       Article XII           Item 6
                                               and XXIII
        --------------------------------- --------------------- ------------------- ------------------
        (q)    Owner's participation/             None                 N/A           Items 11 and 15
               management/staffing
        --------------------------------- --------------------- ------------------- ------------------
        (r)    Records/reports                    N/A                  N/A                 N/A
        --------------------------------- --------------------- ------------------- ------------------
        (s)    Inspection/audits               Article IV          Article III           Item 11
        --------------------------------- --------------------- ------------------- ------------------
        (t)    Transfer                       Article XIV           Article X        Items 6 and 17
        --------------------------------- --------------------- ------------------- ------------------
        (u)    Renewal                         Article II           Article II      Items 5, 6 and 17
        --------------------------------- --------------------- ------------------- ------------------
        (v)    Post-termination               Article XIII         Article VIII          Item 17
               obligations
        --------------------------------- --------------------- ------------------- ------------------
        (w)    Non-competition covenants          N/A                  N/A               Item 17
        --------------------------------- --------------------- ------------------- ------------------
        (x)    Dispute resolution            Article XVIII          Article X            Item 17
        ================================= ===================== =================== ==================

                                     Item 10
                                    FINANCING
                                    ---------

        There is no financing for any program.

        But, we will assist you in obtaining non-affiliated third party financing. This financing is based on the third party lender's credit criteria. This criteria could include minimum net worth requirements, certain amounts of liquidity and assets, such as real estate ownership. The interest rate charged by these lenders is based on the current prime rate plus additional percentage points. These lenders charge other fees like appraisal and filing fees and in some cases, loan origination fees. The security that these lenders require includes personal guarantees by you and your spouse or by all the shareholders of your corporation, plus additional collateral such as real estate. These lenders may penalize you for pre-payment. These lenders may also have you waive your rights to notice of a collection action and to assert any defenses to collection that you have against the lender, and in some cases, they may have to confess judgment. We do not receive any payment from these lenders. In limited cases, we may guarantee the loan made by a non-affiliated third party lender. If you choose to buy one of our Wal-Mart agencies, you will have to sign our standard Sublease Agreement. We will collect the rental payments via our direct debit system. We are the guarantors of the lease since we signed a master lease with Wal-Mart for all of these locations.

                                     Item 11
                            FRANCHISOR'S OBLIGATIONS
                            ------------------------

        Start-Up Rural or Purchase Conversion Programs

        Except as listed below, we need not provide any assistance to you if you buy either the Start-Up Rural or Purchase Conversion Programs.

        Before you open your location we will:

          (1)  Loan you one copy of the Operations Manual.  (License Agreement -
               Article V.)

          (2) Train you. (License Agreement - Article VI.) This training is described in detail later in this Item.

          (3) Assist you in locating and evaluating your agency site and helping you design an office layout and floor plan. (License Agreement - Article VI.)

          (4) Give you your initial supply of business cards and letterhead. (License Agreement - Article VI.)

          (5) Help you in obtaining your ARC and IATAN appointments, does not apply to a non-ticketing Start-Up Agency. (License Agreement -
               Article VI.)

          (6) Sell you your Decor Package if you buy a Wal-Mart Start-Up. (License Agreement - Article VI.)

          (7)  Provide you with floor plans for your agency.  (License Agreement
               - Article VI.)

        During the operation of your location, we:

          (1) Will be available to give you ongoing telephonic support and assistance. We will visit your agency to give you additional support and assistance. (License Agreement - Article VI.)

          (2)  Will offer you, at no charge,  bulletins on program  development,
               marketing   developments   and   techniques   and   business  and
               operational procedures. (License Agreement - Article VI.)

          (3) Will provide you with ad slicks and similar promotional materials to promote your agency and we will review all proposed advertising and materials prepared by you for use in your local advertising. (License Agreement - Article VI.)

          (4) Will, on an ongoing basis, give you the names of our approved suppliers for your supplies and services. (License Agreement -
               Article VI.)

          (5) We will assist you in the development of travel selling programs to be carried out by independent contractors and outside sales

          (6) We will distribute to you, at no cost, a newsletter and other informational items. (License Agreement - Article VI.)

          (7) We will carry on marketing programs in order to develop new sources of business for you. (License Agreement - Article VI.)

          (8) We will present the Travel Network System at trade shows, seminars and conferences selected by us. (License Agreement -
               Article VI.)

          (9) We will participate in the design and preparation of advertising and promotional programs and make these programs available to you. (License Agreement - Article VI.)

          (10) We will advise you of new information about improved travel agency operating procedures, travel services and suppliers, and other information related to the travel business that are made available to us. (License Agreement - Article VI.)

          (11) Inspect and observe the operations of your agency to determine whether you are complying with the License Agreement and all System standards. (License Agreement - Article VI.)

        For Start-Up, Vacation Central, Rural or Purchase Conversion

          (12) If you own a Start-Up Rural or Purchase Conversion Agency, you will be required to participate in your local cooperative advertising program, if one is formed ("Coop Fund"). You will have to contribute to this Coop Fund the sum of $150 per month. (See Item 6.) This amount will increase if the Consumer Price Index increases, but it will never be less than $150. Agencies that may in the future be owned and operated by us are obligated to contribute to the Fund when such agencies are acquired. If a Coop Fund is not created in your marketing area, you will be obligated to spend the $150 per month on local advertising and marketing and provide proof of such expenditures to us. An additional sum of $50 is paid toward the AIM/On-Line services ("AIM Fund"). 100% of this $50 contribution is used to produce collateral materials and to compensate unaffiliated third parties who provide computer services for our on-line Internet system that is provided to you.

               We will help create the programs financed by either the Coop Fund or the AIM/On-Line services, with sole discretion over the concepts, materials and endorsements used for the programs. The Fund is used to pay the costs of preparing and producing video, audio and written advertising materials; direct mail and other media advertising programs and supporting public relations, market research and other advertising, promotion and marketing activities. We retain the services of an advertising agency to place the advertising, marketing and promotional programs in print, for use in direct mail, for internet advertising and video media. This agency will receive a commission from placement agents and is not compensated by us. Media coverage is local, regional and national in scope.

               The AIM Funds are accounted for separately from our other funds and is not used to defray any of our general operating expenses. We may spend, on behalf of the AIM Fund, in any fiscal year an amount greater or less than the aggregate contribution of all agencies, whether start-up or conversion, to the AIM Fund in that year, and the AIM Fund may borrow from us or others to cover deficits or invest any surplus for future use. We will prepare an annual statement of monies collected and costs incurred by the AIM Fund and furnish it to you upon written request. No money will be spent by the AIM Fund to solicit new franchisees. During the last fiscal year of the AIM Fund (December 31, 1998), the AIM Fund spent 70% of the contributions on computer services and software development, 20% on production of the advertisements and other promotional materials, 10% for media placement, and 0% for general and administrative expenses. In total, approximately $450,000 was spent in calendar year 1998. We did not collect any other advertising funds from our franchisees in 1998.

               When you use your own materials, all advertising, promotion and marketing must be completely clear and factual and not misleading and conform to the highest standards of ethical marketing and the promotion policies which we prescribe. Samples of all advertising, promotional and marketing materials that we have not prepared or previously approved must be submitted for approval before you use them. If you do not receive written disapproval within 15 days after we receive the materials, we will be deemed to have given the required approval. You may not use any advertising or promotional materials that we have disapproved. (License Agreement - Article XII.) (See Items 6, 7 and 9).

               There currently are some franchise advertising councils in existence. The council members are voted onto the council by the franchisees in the marketing area. By a majority vote of its members, a council does have decision making powers. We have no power to form, change or dissolve a council, nor do we vote on any council issues.

               We have advertising cooperatives at the present time. They consist of two or more geographically close franchisees who form the advertising cooperative. All franchisees must participate in the cooperative and a 75% vote of these franchisees determines the monthly contributions, which will be a fixed fee. The franchisees in each cooperative govern themselves by 75% vote and prepare their own governing documents, subject to our approval. If we have an agency located within this cooperative, our agency will contribute and participate. We do not require the formation of these cooperatives, but we recommend it.

        In the operation of your Start-Up or Rural Agency you are required to select an airline reservation system. Since the travel industry is computer driven, you must have one of these systems in your agency in order to conduct your daily business. We allow you to choose from one of the four systems that are now offered by the major airlines. These systems are: (i) SABRE, located in Dallas, Texas; (ii) APOLLO, located in Chicago, Illinois; (iii) AMADEUS, located in Houston, Texas; and (iv) WORLD SPAN, located in Minneapolis, Minnesota. We recommend that you use the AMADEUS service since it is linked with our headquarters and it allows you to access our proprietary databases, bulletin boards, E-mail system and special notice offers. If you are required to pay the monthly fee to AMADEUS, it can range from $100 to $1,200. We do not know the monthly fees charged by the other airlines. But, no matter which system you choose, you will deal directly with the airline and not with us. The airline system that you choose will provide you with both the hardware and the software necessary to operate that particular system. Each airline will typically offer you a five year contract and if you book a predetermined number of tickets on that particular airline, the cost you are required to pay for the system, will generally be reduced. The cost of each system will vary with the airline you choose. Each of the systems have their own travel agency accounting programs, each will offer upgrades if and when available, at costs determined by the airline. We do not require you to upgrade any of the systems described above. You will be able to run any of these systems on an IBM compatible Pentium II or higher computer or one that is more powerful and which has a minimum of 2 Gigabyte Hard Disk Drive, 16 Megabytes of RAM, one internal Fax/Modem Hayes compatible, keyboard, 15" SVGA color monitor and mouse.

        We also recommend that you purchase a back office accounting software program that interfaces with all airline reservation systems. We do not sell this program, but it can be purchased from a company called TravCom Computer Systems, Inc., located in Los Angeles, California. Their telephone number is 1-800-TRAVCOM.

        If you select AMADEUS, we are able to link up with your computers to provide you with our proprietary database, E-mail system and bulletin boards. There are no contractual limitations on our right to access the information and data. We do not have this capability on the other three systems. We have been recommending AMADEUS to our agencies since 1982. We do derive financial benefits from making this recommendation. We receive from AMADEUS free airline tickets for our business travel based on how many systems are installed and we receive additional compensation based on how many tickets are booked through AMADEUS.

This compensation is based on comparing segment volumes for each quarter as compared to the prior quarter of the prior year. A segment is one leg of an airline ticket, e.g., a non-stop flight from New York to Los Angeles is considered two segments. You are responsible for the communication costs in accessing the Internet.

        In addition, if you purchase travel packages from vendors that we recommend, we will receive compensation from those vendors. This compensation will vary depending on the vendor, and can range from 0.5% to 2% of the cost of the travel package in the form of advertising credits and/or a rebate of 0.5% to 1% of the cost of the travel package.

Y2K Compliance
--------------

        We have been advised by AMADEUS that as of the end of 1998, their entire system was to be Y2K compliant. We have not be notified to the contrary. We have not be advised by any of the other reservations systems that they are Y2K compliant. We can only assume that they are, but we urge you to make independent inquiry into this situation if you choose not to use the AMADEUS reservation system.

        The Table of Contents of the Operating Manual provided to our licensees as of our last calendar year is annexed as Exhibit 7.

Start-Up Agency
---------------

        We assist Start-Up licensees in finding a site and must approve the site they select. The Start-Up site should be in a well populated area with easy access to main roads. It should be visible from all access roads. The space should be between 600 and 1,200 square feet in size. A Start-Up licensee has six months from the date he/she signs the Start- Up License Agreement to find a site. We will give you extra time if a site is not found within six months. If you are purchasing a Wal-Mart location, these sites have been predetermined by us. If you fail to find a site that we approve, we will terminate the License Agreement and refund your fee in full, less $2,500 to cover our administrative expenses.

Conversion/SoHo Agency
----------------------

        We estimate that there will be an interval of 2 to 4 weeks between the execution of the License Agreement and the operation of your agency, if you are a SoHo Agency licensee. A Conversion Agency will already be in operation at the time of execution. This interval only varies based upon completing training and your compliance with local laws and regulations. You may not open for business until: (1) pre-opening training has been completed to our satisfaction; (2) the initial license fee and all other amounts then due to us have been paid; and (3) we have been furnished with copies of all required insurance policies, or such other evidence of insurance coverage and payment of premiums as we request.

Conversion Program
------------------

        Except as listed below, we need not provide any assistance to you if you buy a Conversion Program.

        Before you open your Conversion location we will:

          (1) Loan you one copy of the Operations Manual. (Conversion License Agreement - Article V.)

          (2) Train you. (Conversion License Agreement - Article VI.) This training is described in detail later in this Item.

        During the operation of your Conversion location, we:

          (1) Will be available to give you ongoing telephonic support and assistance. We may visit your agency to give you additional support and assistance, if you request us to do this. (Conversion License Agreement - Article VI.)

          (2) May offer you, at no charge, bulletins on program development, marketing developments and techniques and business and operational procedures. (Conversion License Agreement - Article VI.)

          (3) Will provide our Conversion licensees with ad slicks and similar promotional materials to promote their agencies and we will review all proposed advertising and materials prepared by them for use in local advertising. (Conversion License Agreement -
               Article VI.)

          (4) Will, on an ongoing basis, give you the name of our approved suppliers for your supplies and services. (Conversion License Agreement - Article VI.)

          (5) Inspect and observe the operations of a Conversion agency from time to time to determine whether you are complying with the Conversion License Agreement and all System standards. (Conversion License Agreement - Article VI.)

        For Conversion
        --------------

          (6) If you own a Conversion Agency, you will be required to participate in your local cooperative advertising program, if one is formed ("Coop Fund"). You will have to contribute to this Coop Fund the sum of $150 per month. (See Item 6.) This amount will increase if the Consumer Price Index increases, but it will never be less than $150. Agencies that may in the future be owned and operated by us are obligated to contribute to the Fund when such agencies are acquired. If a Coop Fund is not created in your marketing area, you will be obligated to spend the $150 per month on local advertising and marketing and provide proof of such expenditures to us. An additional sum of $50 is paid toward the AIM/On-Line services ("AIM Fund"). 100% of this $50 contribution is used to produce collateral materials and to compensate unaffiliated third parties who provide computer services for our on-line Internet system that is provided to you.

               We will help create the programs financed by either the Coop Fund or the AIM/On-Line services, with sole discretion over the concepts, materials and endorsements used for the programs. The Fund is used to pay the costs of preparing and producing video, audio and written advertising materials; direct mail and other media advertising programs and supporting public relations, market research and other advertising, promotion and marketing activities. We retain the services of an advertising agency to place the advertising, marketing and promotional programs, in print, for use in direct mail, for internet advertising and video media. This agency will receive a commission from placement agents and is not compensated by us. Media coverage is local, regional and national in scope.

               The AIM Funds are accounted for separately from our other funds and is not used to defray any of our general operating expenses. We may spend, on behalf of the AIM Fund, in any fiscal year an amount greater or less than the aggregate contribution of all agencies, whether start-up or conversion, to the AIM Fund in that year, and the AIM Fund may borrow from us or others to cover deficits or invest any surplus for future use. We will prepare an annual statement of monies collected and costs incurred by the AIM Fund and furnish it to you upon written request. No money will be spent by the AIM Fund to solicit new franchisees. During the last fiscal year of the AIM Fund (December 31, 1998), the AIM Fund spent 70% of the contributions on computer services and software development, 20% on production of the advertisements and other promotional materials, 10% for media placement, and 0% for general and administrative expenses. In total, approximately $450,000 was spent during calendar year 1998, the majority of which came from travel vendors. We did not collect any other advertising funds from our franchisees in 1998.

               When you use your own materials, all advertising, promotion and marketing must be completely clear and factual and not misleading and conform to the highest standards of ethical marketing and the promotion policies which we prescribe. Samples of all advertising, promotional and marketing materials that we have not prepared or previously approved must be submitted for approval before you use them. If you do not receive written disapproval within 15 days after we receive the materials, we will be deemed to have given the required approval. You may not use any advertising or promotional materials that we have disapproved. (Conversion License Agreement - Article X.) (See Items 6, 7 and 9.)

               There currently are some franchise advertising councils in existence. The council members are voted onto the council by the franchisees in the marketing area. By a majority vote of its members, a council does have decision making powers. We have no power to form, change or dissolve a council, nor do we vote on any council issues.

               We have advertising cooperatives at the present time. They consist of two or more geographically close franchisees who form the advertising cooperative. All franchisees must participate in the cooperative and a 75% vote of these franchisees determines the monthly contributions, which will be a fixed fee. The franchisees in each cooperative govern themselves by 75% vote and prepare their own governing documents, subject to our approval. If we have an agency located within this cooperative, our agency will contribute and participate. We do not require the formation of these cooperatives, but we recommend it.

               We do not require Conversion Agencies to change or alter their existing computer hardware or software systems.

        SoHo Agency Program
        -------------------

        Except as listed below, we need not provide any assistance to you if you buy a SoHo Agency Program.

        Before you open your SoHo Agency location we will:

          (1) Train you. (License Agreement - Article VI, Appendix A.) This training is described in detail later in this Item.

          (2) Give our SoHo Agency licensee his/her software and use of an on-line operating system as part of their initial license fee. (License Agreement - Appendix A.)

           During the operation of your location, we:

          (1) If you own a SoHo Agency franchise, the telephone support is available through the use of your telephone calling card. We will not make personal visits to your home or office. (License Agreement - Article VI.)

          (2) You will be required to contribute to our AIM/On-Line fund. The purpose of this fund is to create and develop advertising and marketing materials for all of our SoHo Agency licensees. You have to contribute the sum of $50 per month to AIM/On-Line. (See
               Item 6.) This amount will increase if the Consumer Price Index increases, but it will never be less than $50. The sum of $50 of said contribution is applied by us to the preparation of advertising materials, ad specialties and other printed materials for use by you in your local market and to provide you with an Internet "home page" to promote your services.

               We create all materials financed by AIM/On-Line, with sole discretion over the concepts, materials and endorsements used for the programs. AIM/On-Line is used to pay the costs of preparing and producing video, audio and written advertising materials; direct mail and other media advertising materials; direct mail and other media advertising programs and supporting public relations, market research and other advertising, promotion and marketing activities. AIM/On-Line prepares the advertising, marketing and promotional materials for your use locally.

               AIM/On-Line is accounted for separately from our other funds and is not used to defray any of our general operating expenses. We may spend, on behalf of AIM/On-Line, in any fiscal year an amount greater or less than the aggregate contribution of all agencies, whether start-up or conversion, to AIM/On-Line in that year, and AIM/On-Line may borrow from us or others to cover deficits or invest any surplus for future use. We will prepare an annual statement of monies collected and costs incurred by AIM/On-Line and furnish it to you upon written request. No money will be spend by AIM/On-Line to solicit new franchisees. During the last fiscal year of AIM/On-Line (December 31, 1998), AIM/On- Line spent 70% of the contributions on computer services and software development, 20% on production of the advertisements and other promotional materials, 10% for media placement, and 0% for general administrative expenses. We did not collect any other advertising funds from our franchisees in 1998.

               When you use your own materials, all advertising, promotion and marketing must be completely clear and factual and not misleading and confirm to the highest standards of ethical marketing and the promotion policies which we prescribe. Samples of all advertising, promotional and marketing materials that we have not prepared or previously approved must be submitted for approval before you use them. If you do not receive written disapproval within 15 days after we receive the materials, we will be deemed to have given the required approval. You may not use any advertising or promotional materials that we have disapproved.

               There currently are some franchise advertising councils in existence. The council members are voted onto the council by the franchisees in the marketing area. By a majority vote of its members, a council does have decision making powers. We have no power to form, change or dissolve a council, nor do we vote on any council issues.

               We have advertising cooperatives at the present time. They consist of two or more geographically close franchisees who form the advertising cooperative. All franchisees must participate in the cooperative and a 75% vote of these franchisees determines the monthly contributions, which will be a fixed fee. The franchisees in a cooperative govern themselves by a 75% vote and prepare their own governing documents, subject to our approval. If we have a company owned agency located within this cooperative, that agency will contribute and participate. We do not require the formation of these cooperatives.

               SoHo Agency licensees must purchase an IBM compatible Pentium II computer or more powerful, which has a minimum of 2 Gigabyte Hard Disk Drive, 16 Megabytes of RAM, one internal Fax/Modem-Hayes compatible, keyboard, 15" SVGA color monitor and a mouse. The software that is included in the Starter Package is proprietary software that allows you to access to the AMADEUS system based on a dial-up network agreement with AMADEUS. There are costs associated with this connection. These range from $0.12 per minute to $0.18 per minute. The SoHo Agency licensee will use the hardware and software to provide information for his or her clients, to keep their books and records and to send and receive faxed information.

        Power Partners Agency Program

        Except as listed below, we need not provide any assistance to you if you buy a Power Partners franchise.

          (1) We will provide you with access to a centralized reservation system for a fee to be determined. Use of this centralized reservation system is optional (Power Partners License Agreement
               - Article III).

          (2)  We  provide   such   ongoing   services  as   negotiated   vendor
               relationships, training seminars and marketing programs, which are the same programs available to any of our franchisees.

          (3) We do not require you to change or alter your existing computer hardware or software systems.

          (4) Since you will already be in operation at the time of execution of your Power Partners License Agreement, there is no interval between signing and operating.

          (5) We do not provide any mandatory training program for you. But you are permitted to attend any of our training programs offered to our other franchisees, at your own cost and expense.

          (6) When you use your own materials, all advertising, promotion and marketing must be completely clear and factual and not misleading and conform to the highest standards of ethical marketing and the promotion policies which we prescribe. Samples of all advertising, promotional and marketing materials that we have not prepared or previously approved must be submitted for approval before you use them. If you do not receive written disapproval within 15 days after we receive the materials, we will be deemed to have given the required approval. You may not use any advertising or promotional materials that we have disapproved.

               There currently are some franchise advertising councils in existence. The council members are voted onto the council by the franchisees in the marketing area. By a majority vote of its members, a council does have decision making powers. We have no power to form, change or dissolve a council, nor do we vote on any council issues.

               We have advertising cooperatives at the present time. They consist of two or more geographically close franchisees who form the advertising cooperative. All franchisees must participate in the cooperative and a 75% vote of these franchisees determines the monthly contributions, which will be a fixed fee. The franchisees in a cooperative govern themselves by a 75% vote and prepare their own governing documents, subject to our approval. If we have a company owned agency located within this cooperative, that agency will contribute and participate. We do not require the formation of these cooperatives.

        Start-Up/Rural and Purchase Conversion

        Before you begin to operate under the "Travel Network," or "Travel Network Vacation Central" names (if you own a Wal-Mart Supercenter location), we will provide initial training to you for 4 weeks. One week will be conducted in Houston, Texas if you choose AMADEUS, with AMADEUS paying for your airfare only, or at a location designated by the airline system you choose; one week will be conducted either at our New Jersey headquarters or at another location that is convenient to our offices; one week in Orlando, Florida; and one week at your agency. The training program will be conducted about 4 to 8 weeks prior to opening. You must complete the initial training to our satisfaction. Although there are no additional fees for this training, you are responsible for all travel and living expenses which you incur in connection with training except if you choose another system, in which case you will make all of your own arrangements with that particular airline.

        We expect that training will be conducted for you after the License Agreement has been signed. We plan to be flexible in scheduling training to accommodate our personnel and you. There currently are no fixed (i.e., monthly or bi-monthly) training schedules. As of our most recent fiscal year end, we provided the following training which may be modified by us:


                            START-UP/RURAL AND PURCHASE CONVERSION PROGRAMS
                            -----------------------------------------------
        ======================= ========================= ============ ============ ==================
                                                           Hours of     Hours of
                                     Instructional         Classroom   On the Job
               Subject                   Manual            Training     Training      Instructor(s)
        ----------------------- ------------------------- ------------ ------------ ------------------
        Orientation and            Operations Manual      8 hours           -       Stephanie Abrams
        Procedures                                        (1st week)
        ----------------------- ------------------------- ------------ ------------ ------------------
        Marketing Strategies       Operations Manual      8 hours           -       Stephanie Abrams
                                                          (1st week)
        ----------------------- ------------------------- ------------ ------------ ------------------
        Development of             Operations Manual      8 hours           -       Brigitte
        Marketing Plan                                    (1st week)                Kiledjian
                                                                                    Sandee Goldberg
                                                                                    Betty Krystyniak
        ----------------------- ------------------------- ------------ ------------ ------------------
        Business Development       Operations Manual      8 hours           -       Brigitte
                                                          (1st week)                Kiledjian
                                                                                    Sandee Goldberg
        ----------------------- ------------------------- ------------ ------------ ------------------
        Customer Sales and          Marketing Manual      6 hours           -       Stephanie Abrams
        Service                                           (1st week)
        ----------------------- ------------------------- ------------ ------------ ------------------
        Operations                 Operations Manual      8 hours           -       Brigitte
                                                          (2nd week)                Kiledjian
                                                                                    Sandee Goldberg
                                                                                    Betty Krystyniak
        ----------------------- ------------------------- ------------ ------------ ------------------
        Procedures/Regulation      Operations Manual      8 hours           -       Brigitte
                                                          (2nd week)                Kiledjian
                                                                                    Sandee Goldberg
                                                                                    Betty Krystyniak
        ----------------------- ------------------------- ------------ ------------ ------------------
        Airline Ticketing          Operations Manual      8 hours           -       Brigitte
                                                          (2nd week)                Kiledjian
                                                                                    Sandee Goldberg
        ----------------------- ------------------------- ------------ ------------ ------------------
        Airline Reporting              ARC Manual         8 hours           -       Betty Krystyniak
        Procedures                                        (2nd week)
        ----------------------- ------------------------- ------------ ------------ ------------------
        Introduction to             Computer Manual       6 hours           -       Brigitte
        Computers                                         (2nd week)                Kiledjian
                                                                                    Sandee Goldberg
        ----------------------- ------------------------- ------------ ------------ ------------------
        Computers                  Computer Operating     40 hours          -       AMADEUS Staff*
                                     Manual
        ----------------------- ------------------------- ------------ ------------ ------------------
        Opening and On-Going       Operations Manual                    40 hours    Betty Krystyniak
        Marketing and                                                               and Sandee
        Operations                                                                  Goldberg
        ======================= ========================= ============ ============ ==================

        You (or your managing shareholder or partner) and/or previously trained managers can, at your option, attend any periodic refresher training courses that we conduct. There is presently no additional training.

        Your second week of training will take place in Orlando, Florida. Your out-of-pocket expenses for this week are your responsibility.

        *AMADEUS trains you in Houston, Texas for one week. Your out-of-pocket expenses incurred during this week are your responsibility with the exception of your airfare which is paid for by AMADEUS. If you choose another system, you will be required to make your own arrangements with that particular airline.

        Start-Up
        --------

        We estimate that there will be an interval of 30 to 120 days between the execution of the License Agreement and the operation of your agency. This interval varies based upon finding an acceptable location, completing training and your compliance with local laws and regulations. You may not open for business until: (1) you find an acceptable location; (2) pre-opening training has been completed to our satisfaction; (3) the initial license fee and all other amounts then due to us have been paid; and (4) we have been furnished with copies of all required insurance policies, or such other evidence of insurance coverage and payment of premiums as we request.

        Before you begin to operate under the "Travel Network" name, we will provide initial training to you for 4 weeks. Two weeks will be conducted either at our New Jersey headquarters or at another location that is convenient to our offices, one week on Orlando, Florida, and one week at your agency. The training program will be conducted about 4 to 8 weeks prior to opening. You must complete the initial training to our satisfaction. Although there are no additional fees for this training, you are responsible for all travel and living expenses which you incur in connection with training.

        We expect that training will be conducted for you after the License Agreement has been signed. We plan to be flexible in scheduling training to accommodate our personnel and you. There currently are no fixed (i.e., monthly or bi-monthly) training schedules. As of our most recent fiscal year end, we provided the following training which may be modified by us:


                                 CONVERSION PROGRAM
                                 ------------------
====================== ========================== ============ ============ ==================
                                                   Hours of     Hours of
                             Instructional         Classroom   On the Job
       Subject                  Manual             Training     Training      Instructor(s)
---------------------- -------------------------- ------------ ------------ ------------------
Management Training        Operations Manual        8 hours         -       Stephanie Abrams
---------------------- -------------------------- ------------ ------------ ------------------
Operations                 Operations Manual        8 hours         -       Sandee Goldberg
---------------------- -------------------------- ------------ ------------ ------------------
Sales and Marketing        Operations Manual        8 hours         -       Stephanie Abrams
                                                                            Sandee Goldberg
                                                                            Brigitte
                                                                            Kiledjian
---------------------- -------------------------- ------------ ------------ ------------------
Business/Leisure           Marketing Manual        16 hours         -       Stephanie Abrams
Marketing                                                                   Sandee Goldberg
                                                                            Brigitte
                                                                            Kiledjian
====================== ========================== ============ ============ ==================

        You (or your managing shareholder or partner) and/or previously trained managers can, at your option, attend any periodic refresher training courses that we conduct. There is presently no additional training.

        All of our instructors have been in the travel business for at least three years.


                                      SOHO AGENCY PROGRAM
                                      -------------------
====================== ========================== ============ ============ ==================
                                                   Hours of     Hours of
                             Instructional         Classroom   On the Job
       Subject                  Manual             Training     Training      Instructor(s)
---------------------- -------------------------- ------------ ------------ ------------------
Opening and Ongoing        Operations Manual        6 hours         -       Stephanie Abrams
Marketing/ Operations                                                       and/or Betty
                                                                            Krystyniak
---------------------- -------------------------- ------------ ------------ ------------------
Operations                 Operations Manual        4 hours         -       Sandee Goldberg
                                                                            /Betty Krystyniak
---------------------- -------------------------- ------------ ------------ ------------------
Sales and Marketing        Operations Manual        6 hours         -       Stephanie Abrams
                                                                            Sandee Goldberg
                                                                            Brigitte
                                                                            Kiledjian
                                                                            Betty Krystyniak
---------------------- -------------------------- ------------ ------------ ------------------
Business/Leisure           Marketing Manual         4 hours         -       Stephanie Abrams
Marketing                                                                   Sandee Goldberg
                                                                            Brigitte
                                                                            Kiledjian
---------------------- -------------------------- ------------ ------------ ------------------
Training on the                Internet            20 hours         -       Sandee Goldberg
Internet                                                                    Brigitte
                                                                            Kiledjian
====================== ========================== ============ ============ ==================

        You (or your managing shareholder or partner) and/or previously trained managers can, at your option, attend any periodic refresher training courses that we conduct. There is presently no additional training.

        All of our instructors have been in the travel business for at least three years.

        All of our  franchisees  must  attend  training  except  for  our  Power
Partners.

                                     Item 12
                                    TERRITORY
                                    ---------

        Start-Up Rural or Purchase Conversion Agency. You are given an exclusive territory in which to operate your agency. This is known as the Area of Primary Responsibility (the "APR").

        Before you sign the License Agreement, the APR is given to you. In densely trafficked areas, such as Midtown Manhattan, your APR will not be less than ten square blocks or more than two and one-half square miles. In sparsely trafficked areas such as rural areas, your APR can be less than a village but cannot be more than a county. Your APR must have a minimum population density of between 25,000 and 50,000 people, except that if you own a Rural agency your APR will be in a town of less than 10,000 people, which town is located in a county that has a population density of less than 30,000. We cannot and have not established another franchised or company-owned Travel Network travel agency whose APR includes all or part of your APR. We do not establish other franchises or company-owned businesses offering similar services under a different trade name or service mark within your APR. We have no restrictions on who you provide travel services to even if it means providing those services to clients located in another franchisee's APR. You do not have to pay any compensation to that franchisee.

        You may relocate your agency within your APR, following our approval. If you are a Start-Up, Rural or Purchase Conversion Agency, you also may open additional offices within your APR, at a cost of $5,000 per office. We do not grant rights of first refusal.

        We have not established or may establish other franchises or company-owned agencies or establish another channel of distribution under a different trademark or service mark within your APR or anywhere else, except as discussed above regarding the SoHo Agency licensee and as we may reserve such rights in the future, nor does this prevent us from making acquisitions of other travel agency systems or independents who may be doing business under a different name within your APR.

        Continuation of your exclusivity does not depend on the achievement of any sales volume, market penetration or other contingency.

        We reserve the right to have company-owned or licensed/franchised agencies located in your APR that do not utilize any of our Principal Marks.

        Conversion Agency. As a Conversion Agency franchisee, your existing agency within a predetermined trading area will have the exclusive right to operate your Agency within a trading area containing at least 25,000 people and which typically will have a radius around the Agency of not less than 1 mile or more than 3 miles ("Area of Primary Responsibility"). We will not operate or grant a franchise for the operation of another "Travel Network" agency within your Area of Primary Responsibility.

        We have the right to operate or franchise agencies outside of your Area of Primary Responsibility.

        Continuation of your exclusivity does not depend on the achievement of any sales volume, market penetration or other contingency. Your Area of Primary Responsibility may not be altered except by a written agreement between you and us. You will maintain your Area of Primary Responsibility even if the population in the area increases.

        You may not relocate your Agency without our prior approval. We will not unreasonably withhold our approval, except that the new agency must be within your Area of Primary Responsibility.

        You may have the option of servicing a SoHo Agency licensee if we have the ability to offer such a franchise within your Area of Primary Responsibility. But, if you choose not to have us sell a franchise to a SoHo Agency licensee in your Area of Primary Responsibility, then we will not.

        We do not grant rights of first refusal to acquire additional agencies.

        You are not prohibited from advertising or soliciting business outside of your Area of Primary Responsibility.

        SoHo Agency/Power Partners Agency
        ---------------------------------

        Your are not given any exclusive or protected area for either of these agencies.

                                     Item 13
                                   TRADEMARKS
                                   ----------

        We grant to you the right to use certain trademarks, service marks and other commercial symbols in connection with the operation of your agency. Our primary trademarks are "Travel Network" and associated design, and "Travel Network" (the "Marks"). These Marks were registered on the Principal Register of the United States Patent and Trademark Office on November 28, 1978, under Registration No. 1,107,486, and May 4, 1993, under Registration No. 1,769,468 and January 23, 1996, under Registration No. 1,950,248. Our other primary marks are "Travel Network Vacation Central," which was registered on the Principal Register on March 25, 1997 under Registration No. 2,047,684. These marks are currently being assigned to us by our predecessor, Travel Network, Ltd. In addition, we have applied for registration on the Principal Register the marks "ETRAVNET" and "ETRAVNET.COM". The serial numbers are 75/787761 and 75/787312. These marks are now pending.

        You must follow our rules when you use the Marks. You cannot use the Marks as part of a corporate name or with modifying words, designs or symbols except for those which we license to you. You may not use the Marks in connection with the sale of any unauthorized products or services or in any manner not authorized in writing by us.

        There are no currently effective material determinations of the United State Patent and Trademark Office, the Trademark Trial and Appeal Board, the trademark administrator of any state or any court, nor are there any pending infringement, opposition or cancellation proceedings or material litigation, involving the Marks. There are no agreements currently in effect which significantly limit our right to use or license the use of the Marks in any manner material to the franchise. However, you must be aware that there are many operations that use the words "Travel Network" in conjunction with another word, like "Elite Travel Network." These non-affiliated companies may already be operating in your area, and this usage may cause some confusion in your trade area.

        You must notify us immediately of any apparent infringement or challenge to your use of the Marks, or of any claim by any person of any rights in any Marks, and may not communicate with any person other than us, our attorneys and your attorneys in connection with any such infringement, challenge or claim. We have sole discretion to take such action as we deem appropriate and the right to control exclusively any litigation, United States Patent and Trademark Office proceeding or any other administrative proceeding arising from such infringement, challenge or claim or otherwise relating to the Marks. You must sign any instruments and documents, provide such assistance and take any action that, in the opinion of our attorneys, may be necessary or advisable to protect and maintain our interests in any litigation or United States Patent and Trademark Office or other proceeding or otherwise to protect and maintain our interests in the Marks. The License Agreement requires us to participate in your defense and/or indemnify you for expenses or damages if you are a party to an administrative or judicial proceeding involving a Marks licensed to you by us or if the proceeding is resolved unfavorably to you.

        If it becomes advisable at any time in our sole discretion for us and/or you to modify or discontinue the use of any Marks and/or use one or more additional or substitute trade or service marks, you must comply with our directions within a reasonable period of time after receiving notice. We will reimburse you for your reasonable direct expenses of changing the agency's signage. However, we will not be obligated to reimburse you for any loss of revenue attributable to any modified or discontinued Marks or for any expenditures you make to promote a modified or substitute trademark or service mark.

                                     Item 14
                 PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION
                 -----------------------------------------------

        There are no patents that are material to the franchise. We claim copyright protection of our Operations Manual and related materials although these materials have not been registered with the United State Registrar of Copyrights. The Operations Manual and related materials are considered proprietary and confidential and are considered our property and may be used by you only as provided in the License Agreement. You may not use our confidential information in any unauthorized way and you must take reasonable steps to prevent its disclosure to others.

        We may reveal certain proprietary information to you, which includes vendor lists, customer lists and information in the manuals provided to you. You and your employees are obligated to maintain the absolute confidentiality of this information at all times.

        There currently are no effective determinations of the Copyright Office (Library of Congress) or any court regarding any of the copyrighted materials. There are no agreements in effect which significantly limit our right to use or license the copyrighted materials. Finally, there are no infringing uses actually known to us which could materially affect a franchisee's use of the copyrighted materials in any state. We are not required by any agreement to protect or defend copyrights or confidential information, although we intend to do so when this action is in the best interest of our System.

                                     Item 15
                     OBLIGATION TO PARTICIPATE IN THE ACTUAL
                       OPERATION OF THE FRANCHISE BUSINESS
                       -----------------------------------

        As a Conversion Agency, Purchase Conversion, Start-Up, Rural Full Service, Power Partner or "SoHo Agency" licensee, you must at all times directly supervise the operation of your agency, or you may employ a manager for this purpose. But, we recommend that you conduct direct, on-premises supervision of your agency and not delegate this duty to third parties. If you do appoint a manager for these duties, we must train him or her. Also, you must inform us of your manager's identity, and each manager must sign an agreement not to divulge any trade secret or confidential or proprietary information, or to engage in any other similar retail business.

        Your manager need not have an ownership interest in your corporation or partnership, if you are either type of entity. Each person who owns a 5% or greater interest in your entity must sign the License Agreement.

        You must devote your full time and efforts to managing the general business matters of your agency. Further, you may not, during the term of the License Agreement, engage in any conflicting enterprises.

                                     Item 16
                   RESTRICTIONS ON WHAT THE FRANCHISE MAY SELL
                   -------------------------------------------

        As a Conversion or Purchase Conversion Agency, Start-Up, Power Partner or "SoHo Agency" licensee, you must offer for sale and sell only those travel related services and materials that we have approved. You may not offer for sale any materials or perform any travel related services that we have not authorized or approved (see Item 8). We have the right to change the types of authorized materials and travel related services and there are no limits upon our right to do so.

        We place no restrictions upon who you sell your travel related services to.

                                     Item 17
              RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION
              -----------------------------------------------------

        THIS TABLE LISTS CERTAIN IMPORTANT PROVISIONS OF THE FRANCHISE AND RELATED AGREEMENTS PERTAINING TO RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION. YOU SHOULD READ THESE PROVISIONS IN THE AGREEMENTS ATTACHED TO THIS OFFERING CIRCULAR.


                                     START-UP LICENSE AGREEMENT
                                     --------------------------
        ================================ ========================= ===================================
                                           Article in Start-Up
                   Provision                License Agreement                   Summary
        -------------------------------- ------------------------- -----------------------------------
        a.     Term of the Franchise            Article II         15 years
        -------------------------------- ------------------------- -----------------------------------
        b.     Renewal or extension of          Article II         If you are in good standing, sign
               the term                                            the current form of License
                                                                   Agreement.
        -------------------------------- ------------------------- -----------------------------------
        c.     Requirements for you to          Article II         Remodel have been in substantial
               renew or extend                                     compliance with agreement.
        -------------------------------- ------------------------- -----------------------------------
        d.     Termination by you              Article XIV         The License Agreement does
                                                                   provide for this if we are in
                                                                   default and do not cure.
        -------------------------------- ------------------------- -----------------------------------
        e.     Termination by us                   None            None.
               without cause
        -------------------------------- ------------------------- -----------------------------------
        f.     Termination by us with          Article XIV         We can terminate only if you
               cause                                               commit any one of several listed
                                                                   violations.
        -------------------------------- ------------------------- -----------------------------------
        g.     "Cause"                         Article XIV         30 days for operations defaults,
               defined-defaults which                              30 days for monetary defaults.
               can be cured
        -------------------------------- ------------------------- -----------------------------------
        h.     "Cause"                         Article XIV         Conviction of a felony,
               defined-defaults which                              abandonment, unapproved
               cannot be cured                                     transfers, bankruptcy, assignment
                                                                   for benefit of creditors,
                                                                   repeated violations.
        -------------------------------- ------------------------- -----------------------------------
        i.     Your obligations on              Article XV         Pay outstanding amounts, de-
               termination/nonrenewal                              identification, return of
                                                                   confidential information and
                                                                   telephone numbers (see also
                                                                   below).
        -------------------------------- ------------------------- -----------------------------------
        j.     Assignment of contract          Article XVII        No restriction on our right to
               by us                                               assign.
        -------------------------------- ------------------------- -----------------------------------
        k.     "Transfer" by you -             Article XVII        Includes transfer of contract of
               definition                                          assets or any ownership change
        -------------------------------- ------------------------- -----------------------------------
        l.     Our approval of                 Article XVII        We have the right to approve all
               transfer by you                                     transfers, our consent not to be
                                                                   unreasonably withheld.
        -------------------------------- ------------------------- -----------------------------------
        m.     Conditions for our              Article XVII        Transferee qualifies, all amounts
               approval of transfer                                due are paid in full, transferee
                                                                   completes training, transfer fee
                                                                   paid, then current contract
                                                                   signed.
        -------------------------------- ------------------------- -----------------------------------
        n.     Our right of first              Article XVII        We can match any offer.
               refusal to acquire your
               business
        -------------------------------- ------------------------- -----------------------------------
        o.     Our option to purchase          Article XVII        We can buy the business on
               your business                                       termination or non-renewal for
                                                                   the formula price described in
                                                                   Article XXII.
        -------------------------------- ------------------------- -----------------------------------
        p.     Your death or disability        Article XVII        Franchise must be assigned to
                                                                   approved buyer within 12 months.
        -------------------------------- ------------------------- -----------------------------------
        q.     Non-competition                  Article XV         Can't divert business or operate
               covenants during the                                a competing business anywhere.
               term of the franchise
        -------------------------------- ------------------------- -----------------------------------
        r.     Non-competition                  Article XV         Covenant not to compete for one
               covenants after the                                 year within APR and 5 miles
               franchise is terminated                             beyond APR
               or expires
        -------------------------------- ------------------------- -----------------------------------
        s.     Modification of the             Article XXV         No modifications generally but
               agreement                                           Operations Manual subject to
                                                                   change.
        -------------------------------- ------------------------- -----------------------------------
        t.     Integration/merger              Article XXV         Only terms of franchise agreement
               clause                                              are binding (subject to state
                                                                   law).
        -------------------------------- ------------------------- -----------------------------------
        u.     Dispute resolution by           Article XXI         Except for certain claims, all
               arbitration or mediation                            disputes must be arbitrated in
                                                                   New Jersey (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        v.     Choice of forum                  Article XX         Arbitration in New Jersey
                                                                   (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        w.     Choice of law                   Article XXI         New Jersey law applies (subject
                                                                   to state law).
        ================================ ========================= ===================================

                                        CONVERSION LICENSE AGREEMENT
                                        ----------------------------
        ================================ ========================= ===================================
                                                Article in
                                                Conversion
                   Provision                License Agreement                   Summary
        -------------------------------- ------------------------- -----------------------------------
        a.     Term of the Franchise            Article II         3 years or 10 years depending on
                                                                   whether or not you have your
                                                                    appointments
        -------------------------------- ------------------------- -----------------------------------
        b.     Renewal or extension of          Article II         If you are in good standing, sign
               the term                                            the current form of License
                                                                   Agreement and pay the appropriate
                                                                   renewal fee
        -------------------------------- ------------------------- -----------------------------------
        c.     Requirements for you to          Article II         Remodel; have been in substantial
               renew or extend                                     compliance with agreement.
        -------------------------------- ------------------------- -----------------------------------
        d.     Termination by you              Article XII         The License Agreement does
                                                                   provide for this on the
                                                                   Anniversary Date of your
                                                                   Agreement after giving us 60 days
                                                                   notice of your intention to
                                                                   cancel.
        -------------------------------- ------------------------- -----------------------------------
        e.     Termination by us                   None            None.
               without cause
        -------------------------------- ------------------------- -----------------------------------
        f.     Termination by us with          Article XII         We can terminate only if you
               cause                                               commit any one of several listed
                                                                   violations.
        -------------------------------- ------------------------- -----------------------------------
        g.     "Cause"                         Article XII         30 days for operations defaults,
               defined-defaults which                              30 days for monetary defaults.
               can be cured
        -------------------------------- ------------------------- -----------------------------------
        h.     "Cause"                         Article XII         Conviction of a felony,
               defined-defaults which                              abandonment, unapproved
               cannot be cured                                     transfers, bankruptcy, assignment
                                                                   for benefit of creditors,
                                                                   repeated violations.
        -------------------------------- ------------------------- -----------------------------------
        i.     Your obligations on             Article XIII        Pay outstanding amounts, de-
               termination/nonrenewal                              identification, return of
                                                                   confidential information and
                                                                   telephone numbers (see also
                                                                   below).
        -------------------------------- ------------------------- -----------------------------------
        j.     Assignment of contract          Article XIV         No restriction on our right to
               by us                                               assign.
        -------------------------------- ------------------------- -----------------------------------
        k.     "Transfer" by you -             Article XIV         Includes transfer of contract of
               definition                                          assets or any ownership change
        -------------------------------- ------------------------- -----------------------------------
        l.     Our approval of                 Article XIV         We have the right to approve all
               transfer by you                                     transfers, our consent not to be
                                                                   unreasonably withheld.
        -------------------------------- ------------------------- -----------------------------------
        m.     Conditions for our              Article XIV         Transferee qualifies, all amounts
               approval of transfer                                due are paid in full, transferee
                                                                   completes training, transfer fee
                                                                   paid, then current contract
                                                                   signed.
        -------------------------------- ------------------------- -----------------------------------
        n.     Our right of first              Article XIV         We can match any offer.
               refusal to acquire your
               business
        -------------------------------- ------------------------- -----------------------------------
        o.     Our option to purchase          Article XIV         We have the right of first
               your business                                       refusal described in Article XIV.
        -------------------------------- ------------------------- -----------------------------------
        p.     Your death or disability         Article XV         Franchise must be assigned to
                                                                   approved buyer within 12 months.
        -------------------------------- ------------------------- -----------------------------------
        q.     Non-competition                     N/A             N/A
               covenants during the
               term of the franchise
        -------------------------------- ------------------------- -----------------------------------
        r.     Non-competition                     N/A             N/A
               covenants after the
               franchise is terminated
               or expires
        -------------------------------- ------------------------- -----------------------------------
        s.     Modification of the             Article XXII        No modifications generally but
               agreement                                           Operations Manual subject to
                                                                   change.
        -------------------------------- ------------------------- -----------------------------------
        t.     Integration/merger              Article XXII        Only terms of franchise agreement
               clause                                              are binding (subject to state
                                                                   law).
        -------------------------------- ------------------------- -----------------------------------
        u.     Dispute resolution by          Article XVIII        Except for certain claims, all
               arbitration or mediation                            disputes must be arbitrated in
                                                                   New Jersey (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        v.     Choice of forum                Article XVIII        Arbitration in New Jersey
                                                                   (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        w.     Choice of law                  Article XVIII        New Jersey law applies (subject
                                                                   to state law).
        ================================ ========================= ===================================

                                     SOHO AGENCY LICENSE AGREEMENT
                                     -----------------------------
        ================================ ========================= ===================================
                                          Article in SoHo Agency
                   Provision                License Agreement                   Summary
        -------------------------------- ------------------------- -----------------------------------
        a.     Term                             Article II         Initial term: 5 years; 3 year
                                                                   renewals.
        -------------------------------- ------------------------- -----------------------------------
        b.     Renewal or extension of          Article II         See "a" above.
               the term
        -------------------------------- ------------------------- -----------------------------------
        c.     Requirements for you to          Article II         Mutual consent of parties.
               renew or extend
        -------------------------------- ------------------------- -----------------------------------
        d.     Termination by you              Article VIII        You may cancel agreement on 60
                                                                   days notice.
        -------------------------------- ------------------------- -----------------------------------
        e.     Termination by us                   N/A             N/A
               without cause
        -------------------------------- ------------------------- -----------------------------------
        f.     Termination by us with          Article VIII        Breach of Agreement; failure to
               cause                                               pay.
        -------------------------------- ------------------------- -----------------------------------
        g.     "Cause"                         Article VIII        Same as "f" above.
               defined-defaults which
               can be cured
        -------------------------------- ------------------------- -----------------------------------
        h.     "Cause"                             N/A             N/A
               defined-defaults which
               cannot be cured
        -------------------------------- ------------------------- -----------------------------------
        i.     Your obligations on             Article VIII        Remove all signage.
               termination/nonrenewal
        -------------------------------- ------------------------- -----------------------------------
        j.     Assignment of contract           Article X          No restriction on our right to
               by us                                               assign.
        -------------------------------- ------------------------- -----------------------------------
        k.     "Transfer" by you -              Article X          Includes transfer of contract of
               definition                                          assets or any ownership change.
        -------------------------------- ------------------------- -----------------------------------
        l.     Our approval of                  Article X          We have the right to approve all
               transfer by you                                     transfers, our consent not to be
                                                                   unreasonably withheld.
        -------------------------------- ------------------------- -----------------------------------
        m.     Conditions for our               Article X          Transferee qualifies, all amounts
               approval of transfer                                due are paid in full, transferee
                                                                   completes training, transfer fee
                                                                   paid, then current contract
                                                                   signed.
        -------------------------------- ------------------------- -----------------------------------
        n.     Our right of first               Article X          We can match any offer.
               refusal to acquire your
               business
        -------------------------------- ------------------------- -----------------------------------
        o.     Our option to purchase              N/A             N/A
               your business
        -------------------------------- ------------------------- -----------------------------------
        p.     Your death or disability            N/A             N/A
        -------------------------------- ------------------------- -----------------------------------
        q.     Non-competition                     N/A             N/A
               covenants during the
               term of the franchise
        -------------------------------- ------------------------- -----------------------------------
        r.     Non-competition                     N/A             N/A
               covenants after the
               franchise is terminated
               or expires
        -------------------------------- ------------------------- -----------------------------------
        s.     Modification of the             Article XII         No modifications unless in
               agreement                                           writing.
        -------------------------------- ------------------------- -----------------------------------
        t.     Integration/merger               Article IX         Only terms of agreement are
               clause                                              binding (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        u.     Dispute resolution by            Article XI         Arbitration in Bergen County, New
               arbitration or mediation                            Jersey
        -------------------------------- ------------------------- -----------------------------------
        v.     Choice of forum                  Article IX         New Jersey (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        w.     Choice of law                    Article IX         New Jersey law applies (subject
                                                                   to state law).
        ================================ ========================= ===================================

                                       POWER PARTNERS LICENSE AGREEMENT
                                       --------------------------------
        ================================ ========================= ===================================
                                             Article in Power
                   Provision                 Partners License                   Summary
                                                Agreement
        -------------------------------- ------------------------- -----------------------------------
        a.     Term                             Article II         Five year term.
        -------------------------------- ------------------------- -----------------------------------
        b.     Renewal or extension of          Article II         Five year renewals.
               the term
        -------------------------------- ------------------------- -----------------------------------
        c.     Requirements for you to          Article II         Automatic renewal, unless we
               renew or extend                                     notify you of our desire not to
                                                                   renew.
        -------------------------------- ------------------------- -----------------------------------
        d.     Termination by you               Article V          You may cancel agreement on 90
                                                                   days' notice.
        -------------------------------- ------------------------- -----------------------------------
        e.     Termination by us                Article V          We may cancel agreement on 90
               without cause                                       days' notice.
        -------------------------------- ------------------------- -----------------------------------
        f.     Termination by us with           Article V          We can terminate the agreement
               cause                                               upon occurrence of certain events.
        -------------------------------- ------------------------- -----------------------------------
        g.     "Cause"                          Article V          Breach of agreement; any act of
               defined-defaults which                              fraud or misrepresentation.
               can be cured
        -------------------------------- ------------------------- -----------------------------------
        h.     "Cause"                             N/A             N/A
               defined-defaults which
               cannot be cured
        -------------------------------- ------------------------- -----------------------------------
        i.     Your obligations on          Articles IV and V      Discontinue using Proprietary
               termination/non-renewal                             marks; destroy all promotional
                                                                   and print materials; no longer
                                                                   conduct business under name
                                                                   "Power Partner".
        -------------------------------- ------------------------- -----------------------------------
        j.     Assignment of contract              N/A             N/A
               by us
        -------------------------------- ------------------------- -----------------------------------
        k.     "Transfer" by you -                 N/A             N/A
               definition
        -------------------------------- ------------------------- -----------------------------------
        l.     Our approval of                     N/A             N/A
               transfer by you
        -------------------------------- ------------------------- -----------------------------------
        m.     Conditions for our                  N/A             N/A
               approval of transfer
        -------------------------------- ------------------------- -----------------------------------
        n.     Our right of first                  N/A             N/A
               refusal to acquire your
               business
        -------------------------------- ------------------------- -----------------------------------
        o.     Our option to purchase              N/A             N/A
               your business
        -------------------------------- ------------------------- -----------------------------------
        p.     Your death or disability            N/A             N/A
        -------------------------------- ------------------------- -----------------------------------
        q.     Non-competition                     N/A             N/A
               covenants during the
               term of the franchise
        -------------------------------- ------------------------- -----------------------------------
        r.     Non-competition                     N/A             N/A
               covenants after the
               franchise is terminated
               or expires
        -------------------------------- ------------------------- -----------------------------------
        s.     Modification of the             Article VIII        No modifications unless in
               agreement                                           writing.
        -------------------------------- ------------------------- -----------------------------------
        t.     Integration/merger              Article VIII        Only terms of agreement are
               clause                                              binding (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        u.     Dispute resolution by           Article VII         Arbitration in Bergen County, New
               arbitration or mediation                            Jersey
        -------------------------------- ------------------------- -----------------------------------
        v.     Choice of forum                 Article VII         New Jersey (subject to state law).
        -------------------------------- ------------------------- -----------------------------------
        w.     Choice of law                    Article VI         New Jersey law applies (subject
                                                                   to state law).
        ================================ ========================= ===================================

        Note: The provision in any of the License Agreements which provides for termination upon your bankruptcy may not be enforceable under federal law (U.S.C. Section 101 et seq.).

        These states have statutes which may supersede your License Agreement in your relationship with the franchisor, including the areas of termination and renewal of your franchise: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code Sections 2551-2556], HAWAII [Rev. Stat. Section 482E-1],

ILLINOIS  [ILCS,  Ch.  815,  Sections  705/19-705/20],  INDIANA  [Stat.  Section
23-2-2.7], IOWA [Code Sections 523H.1-523H.17], MICHIGAN [Stat. Section 19.854(27)], MINNESOTA [Stat. Section 80C.14], MISSISSIPPI [Code Section
75-24-51],  MISSOURI  [Stat.  Section  407.400],  NEBRASKA [Rev.  Stat.  Section
87-401],  NEW JERSEY  [Stat.  Section  56:10-11],  SOUTH DAKOTA  [Codified  Laws
Section  37-5A-51],  VIRGINIA  [Code  13.1-557-574-13.1-564],  WASHINGTON  [Code
Section 19.100.180], WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the License Agreements in your relationship with the franchisor, including the areas of termination and renewal of your franchise.

        See Exhibit 2, State Specific Addendum, for laws that may pertain to your state.

                                     Item 18
                                 PUBLIC FIGURES
                                 --------------

        We do not use any public figures to promote our franchise.

                                     Item 19
                                 EARNINGS CLAIMS
                                 ---------------

        WE DO NOT FURNISH OR AUTHORIZE OUR SALESPERSONS TO FURNISH ANY ORAL OR WRITTEN INFORMATION CONCERNING THE ACTUAL OR POTENTIAL SALES, COSTS, INCOME OR PROFITS OF AN AGENCY. ACTUAL RESULTS MAY VARY FROM UNIT TO UNIT, AND WE CANNOT ESTIMATE THE RESULTS OF ANY PARTICULAR FRANCHISE.









                   {Balance of page inentionally left blank.]

                                              Item 20
                                ALL FRANCHISED LOCATION STATUS SUMMARY
                                --------------------------------------
                                       FOR YEARS 1997/1998/1999
================== =========== ============= ========= ============ =========== ============= ===============
                                 Canceled              Reacquired    Left the    Total from     Franchises
                                    or         Not         by        System/        Left        Operating
      State        Transfers    Terminated   Renewed   Franchisor     Other     Columns (1)    At Year End
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Alabama         0/0/0        0/0/0       0/0/0       0/0/0       1/0/0        1/0/0          1/4/4
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Arizona         1/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0         9/11/11
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Arkansas         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          0/0/0
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   California        0/0/0        0/0/0       0/0/0       0/0/0       1/1/0        1/1/0         19/18/19
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   Connecticut       0/0/0        0/0/0       0/0/0       0/0/0       1/0/0        1/0/0          2/2/2
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Colorado         0/0/0        1/0/0       0/0/0       0/0/0       0/0/0        1/0/0         11/12/12
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   District of       0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          2/2/2
    Columbia
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Florida         0/0/0        0/0/0       0/0/0       0/0/0       1/1/0        1/1/0         19/24/24
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Georgia          0/0/         0/0/        0/0/       0/0/         1/2/         1/2/          2/20/7
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Illinois         0/0/0        0/1/0       0/0/0       0/0/0       0/1/0        0/1/0          7/6/6
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Indiana         0/0/0        0/0/0       0/0/0       0/0/0       0/3/0        0/3/0          10/4/4
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Kansas          0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          2/2/2
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Louisiana        0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0         5/10/10
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
      Maine          0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          1/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Maryland         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          7/7/7
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
  Massachusetts      0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          5/5/5
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Michigan         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          2/4/4
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Minnesota        0/0/0        0/0/0       0/0/0       0/0/0       1/2/0        1/2/0          12/9/9
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   Mississippi       0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          3/5/5
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Missouri         0/0/0        0/0/0       0/0/0       0/0/0       0/1/0        0/0/0          1/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
  New Hampshire      0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          1/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   New Jersey        0/0/0        0/0/0       0/1/0       0/0/0       5/1/0        5/2/0         30/31/31
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   New Mexico        0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          4/5/5
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    New York          0/0/         0/0/        0/1/       0/0/         4/0/         4/1/         64/19/18
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Nevada          0/0/0        0/0/0       0/0/0       0/0/0       0/1/0        0/1/0          2/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
 North Carolina      0/0/0        0/1/0       0/0/0       0/0/0       0/0/0        0/1/0          6/6/6
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
      Ohio           0/0/0        0/0/0       0/0/0       0/0/0       1/1/0        1/1/0          7/6/6
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Oklahoma         0/0/0        0/0/0       0/0/0       0/0/0       1/0/0        1/0/0          5/5/5
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Oregon          0/0/0        0/0/0       0/0/0       0/0/0       0/1/0        0/1/0          2/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
  Pennsylvania       0/0/0        0/0/0       0/0/0       0/0/0       1/0/0        1/0/0         11/10/10
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   Puerto Rico       0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0         34/34/34
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
 South Carolina      0/0/0        0/0/0       0/0/0       0/0/0       0/1/0        0/1/0          7/6/6
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Tennessee        0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          3/6/6
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
      Texas          0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0         8/10/10
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
      Utah           0/0/0        0/0/0       0/0/0       0/0/0       1/0/0        1/0/0          0/0/0
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Vermont         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          1/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Virginia         0/0/0        0/0/0       0/0/0       0/0/0       0/1/0        0/1/0         18/11/16
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
   Washington         0/0/         0/0/        0/0/       0/0/         0/1/         0/1/          3/2/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
  West Virginia      0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          3/5/6
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Wisconsin        0/0/0        0/0/0       0/0/0       0/0/0       0/1/0        0/1/0          7/6/6
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Argentina        0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          4/4/4
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Canada          0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          4/3/3
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
 Czech Republic      0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          1/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
      Italy          0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          3/3/3
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Malaysia         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          3/3/3
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Mexico          0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          6/1/21
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    Mongolia         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          1/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Romania         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          3/5/5
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
    St. Lucia        0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          1/1/1
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Bahamas         0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0          0/2/2
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
      Spain          0/0/0        0/0/0       0/0/0       0/0/0       0/0/0        0/0/0         0/22/22
------------------ ----------- ------------- --------- ------------ ----------- ------------- ---------------
     Totals           1/0/         1/2/        0/2         0/0        19/19        20/21       362/359/371
================== =========== ============= ========= ============ =========== ============= ===============

                                          PROJECTED OPENINGS
                                          ------------------
                                        AS OF DECEMBER 31, 2000
        ==================== ======================== ======================== =======================
                               LICENSE AGREEMENTS       PROJECTED FRANCHISED   PROJECTED COMPANY OWNED
                               SIGNED BUT LOCATION      NEW LOCATIONS IN THE      OPENINGS IN NEXT
             STATE                 NOT OPENED             NEXT FISCAL YEAR          FISCAL YEARS
        -------------------- ------------------------ ------------------------ -----------------------
              Alabama                   1                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Arkansas                   0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Arizona                   1                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
            California                  0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Colorado                   1                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
            Connecticut                 0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Delaware                   0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
               D.C.                     0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Florida                   3                        3                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Georgia                   1                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Illinois                   0                        3                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Indiana                   0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Kansas                    0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Kentucky                   0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Maryland                   0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
           Massachusetts                0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Michigan                   0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Minnesota                  0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
            Mississippi                 2                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Missouri                   0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
           New Hampshire                0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
            New Jersey                  1                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
            New Mexico                  2                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             New York                   0                        3                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Nevada                    0                        0                       0
        -------------------- ------------------------ ------------------------ -----------------------
          North Carolina                0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
               Ohio                     0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Oklahoma                   0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Oregon                    0                        0                       0
        -------------------- ------------------------ ------------------------ -----------------------
           Pennsylvania                 1                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
          South Carolina                0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Tennessee                  1                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
               Texas                    0                        3                       0
        -------------------- ------------------------ ------------------------ -----------------------
               Utah                     0                        0                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Virginia                   0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Vermont                   0                        0                       0
        -------------------- ------------------------ ------------------------ -----------------------
            Washington                  0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
           West Virginia                0                        2                       0
        -------------------- ------------------------ ------------------------ -----------------------
             Wisconsin                  0                        1                       0
        -------------------- ------------------------ ------------------------ -----------------------
              Totals                   13                       61                       0
        ==================== ======================== ======================== =======================

                                    STATUS OF COMPANY OWNED
                                    -----------------------
                              LOCATIONS FOR YEARS 1997/1998/1999
        ======================= ======================= ======================= ======================
                                                                                   TOTAL LOCATIONS
                                   LOCATIONS CLOSED         LOCATIONS OPEN          OPERATING AT
                STATE                DURING YEAR             DURING YEAR              YEAR END
        ----------------------- ----------------------- ----------------------- ----------------------
                 N/A                    0/0/0                   0/0/0                   0/0/0
        ----------------------- ----------------------- ----------------------- ----------------------
                Totals                  0/0/0                   0/0/0                   0/0/0
        ======================= ======================= ======================= ======================

        Note:  We do not own or operate any agencies.

     A list of the names of all franchisees and the addresses and telephones numbers of their locations are provided in Exhibit 8 to this Offering Circular when applicable.

                                     Item 21
                              FINANCIAL STATEMENTS
                              --------------------

     Attached to this Offering Circular as Exhibit 11 are our audited financial statements for calendar years ending December 31, 1997, December 31, 1998 and December 31, 1999.

                                     Item 22
                                    CONTRACTS
                                    ---------

     The  following  agreements  are  attached  as  exhibits  to  this  Offering
Circular:

              Start-Up  License  Agreement  --  Exhibit  3
              Conversion   License Agreement -- Exhibit 4
              SoHo Agency License  Agreement -- Exhibit 5
              Power Partners License Agreement -- Exhibit 6

                                     Item 23
                                     RECEIPT
                                     -------

     Attached to the end of this document are two acknowledgments of receipts, both of which you must sign, one which you keep and one which we keep, acknowledging receipt of this Offering Circular by you, together with accompanying documents.





                  [Balance of page intentionally left blank.]

                                    EXHIBIT 1
                                    ---------

                          LIST OF STATE AGENCIES/AGENTS
                             FOR SERVICE OF PROCESS
                             ----------------------

     Listed here are the names, addresses and telephone numbers of the state agencies having responsibility for franchising disclosure/registration laws and of our agents for service of process in the various states.

CALIFORNIA                          MARYLAND

Department of Corporations          Office of the Attorney General
Suite 600                           Securities Division
3700 Wilshire Blvd.                 200 St. Paul Place, 20th Floor
Los Angeles, CA  90010              Baltimore, Maryland  21202-2020
(213) 738-2741                      (410) 576-7044

Agent:  California Commissioner     Agent:  Maryland Securities Commissioner
        of Corporations                     200 St. Paul Place, 20th Floor
                                            Baltimore, Maryland 21202-2020

HAWAII                              MICHIGAN

Securities Examiner                 Consumer Protection Division
1010 Richards Street                Antitrust and Franchise Unit
Honolulu, Hawaii  96813             Michigan Department of Attorney General
(808) 548-2021                      670 Law Building
                                    Lansing, Michigan  48913
                                    (517) 373-7177

Agent:  Director of Hawaii          Agent:  Michigan Department of Commerce
        Department of Commerce and          Corporations and Securities Bureau
        Consumer Affairs

ILLINOIS                            MINNESOTA

Franchise Division                  Minnesota Department of Commerce
Office of Attorney General          133 East Seventh Street
500 South Second Street             St. Paul, Minnesota  55101
Springfield, Illinois  62706        (612) 296-6328
(217) 782-4465

Agent:  Illinois Attorney General   Agent:  Minnesota Commissioner of Commerce

INDIANA                             NEBRASKA

Franchise Section                   Nebraska Department of
Indiana Securities Division         Banking and Finance
Secretary of State                  1200 N Street
Room E-111                          P.O. Box 95006
302 West Washington Street          Lincoln, Nebraska  68509-5006
Indianapolis, Indiana  46204
(317) 232-6681

Agent: Administrative Office of the
       Secretary of State
       201 State House
       Indianapolis, IN 46204

NEW YORK                            SOUTH DAKOTA

Bureau of Investor Protection and   Division of Securities
Securities New York State           c/o 118 West Capitol
Department of Law                   Pierre, South Dakota  57501
23rd Floor                          (605) 773-4013
120 Broadway
New York, New York  10271
(212) 416-8211

Agent:  New York Secretary of       Agent:  Director of South Dakota Division
        State                               Securities

NORTH DAKOTA                        TEXAS

Office of Securities Commissioner   Secretary of State
Fifth Floor                         P.O. Box 12887
600 East Boulevard                  Austin, Texas  78711
Bismarck, North Dakota  58505
(701) 224-4712

Agent:  North Dakota Securities
        Commissioner

OREGON                              VIRGINIA

Department of Insurance and         State Corporation Commission
Finance Corporate Securities        Ninth Floor
Section Labor and Industries        1300 East Main Street
Building                            Richmond, Virginia  23219
Salem, Oregon  97310                (804) 371-9051
(503) 378-4387

Agent:  Director of Oregon          Agent:  Clerk of the State Corporation
        Departmentof Insurance              Commission
        and Finance

RHODE ISLAND                        WASHINGTON

Division of Securities              Director
Suite 232                           Department of Financial Institutions
233 Richmond Street                 Securities Division
Providence, Rhode Island  02903     P.O. Box 9033
(401) 222-3048                      Olympia, Washington  98507
                                    (360) 902-8760

Agent:  Director of Rhode Island    Agent: Securities Administrator,
        Department of Business             Director of Department of Financial
        Regulation                         Institutions

WISCONSIN

Securities and Franchise
Registration Wisconsin Securities
Commission
P.O. Box 1768
Madison, Wisconsin  53703
(608) 266-8559

Agent:  Wisconsin Commissioner
        of Securities

                                    EXHIBIT 2
                                    ---------

          ADDENDUM TO THE ETRAVNET.COM, INC. OFFERING CIRCULAR REQUIRED
                BY THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK
                -------------------------------------------------

     The following Items are required to be included within the Offering Circular and shall be deemed to supersede the language in the Offering Circular itself:

3.   LITIGATION

     Neither the Franchisor, its Predecessor nor any person listed under Item 2 or an affiliate offering franchises under Franchisor's principal trademark:

     (A) has an administrative, criminal or civil action pending against that person alleging: a felony, a violation of a franchise, antitrust or securities law; fraud, embezzlement, fraudulent conversion, misappropriation of property; unfair or deceptive practices or comparable civil or misdemeanor allegations.

     (B) has been convicted of a felony or pleaded nolo contendere to a felony charge or, within the ten year period immediately preceding the application for registration, has been convicted of or pleaded nolo contendere to a misdemeanor charge or has been the subject of a civil action alleging: violation of a franchise, anti-fraud or securities law; fraud, embezzlement, fraudulent conversion or misappropriation of property, or unfair or deceptive practices or comparable allegations.

     (C) is subject to a currently effective injunctive or restrictive order or decree relating to the franchise, or under a Federal, State or Canadian franchise, securities, antitrust, trade regulation or trade practice law, resulting from a concluded or pending action or proceeding brought by a public agency; or is subject to any currently effective order of any national securities association or national securities exchange, as defined in the Securities and Exchange Act of 1934, suspending or expelling such person from membership in such association or exchange; or is subject to a currently effective injunctive or restrictive order relating to any other business activity as a result of an action brought by a public agency or department, including, without limitation, actions affecting a license as a real estate broker or sales agent.

4.   BANKRUPTCY

     Neither the Franchisor, its affiliate, its predecessor, officers, or general partner during the ten year period immediately before the date of the offering circular: (a) filed as debtor (or had filed against it) a petition to start an action under the U.S. Bankruptcy Code; (b) obtained a discharge of its debts under the bankruptcy code; or (c) was a principal officer of a company or a general partner in a partnership that either filed as a debtor (or had filed against it) a petition to start an action under the U.S. Bankruptcy Code or that obtained a discharge of its debts under the U.S. Bankruptcy Code during or within one year after the officer or general partner of the Franchisor held this position in the company or partnership.

                                    EXHIBIT 2
                                    ---------

              ADDENDUM TO THE ETRAVNET.COM, INC. OFFERING CIRCULAR
                     WASHINGTON FRANCHISE AGREEMENT ADDENDUM
                     ---------------------------------------


     The State of Washington has a statute, RCW 19.100.180 which may supersede the franchise agreement in your relationship with the franchisor including the area of termination and renewal of your franchise. There may also be court decisions which may supersede the franchise agreement in your relationship with the franchisor including the areas of termination and renewal of your franchise.

     In any arbitration involving a franchise purchased in Washington the arbitration site shall be either in the state of Washington, or in a place mutually agreed upon at the time of the arbitration or as determined by the arbitrator.

     In the event of a conflict of laws, the provisions of the Washington franchise Investment Protection act, Chapter 19.100RCW shall prevail.

     A release or waiver of rights executed by a franchisee shall not include rights under the Washington Franchise Investment Protection Act except when executed pursuant to a negotiated settlement after the agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the Act rights or remedies under the Act such as a right to a jury trial may not be enforceable.

     Transfer fees are collectable to the extent that they reflect the franchisor's reasonable estimate or actual costs in effecting a transfer.

     The undersigned does hereby acknowledge receipt of this addendum.

Dated this ______ day of __________, ____.



-------------------------           -------------------------
Franchisor Name                     Prospective Franchisee



This addendum may also be used as a rider to the offering circular.

                                    EXHIBIT 2
                                    ---------

                               CALIFORNIA APPENDIX
                               -------------------

1. California Business and Professions Code Sections 20000 through 20043 provide rights to you concerning termination or non-renewal of a franchise. If the Franchise Agreement contain provisions that are inconsistent with the law, the law will control.

2. The Franchise Agreement provides for termination upon bankruptcy. This provision may not be enforceable under Federal Bankruptcy Law (11 U.S.C.A. Sec. 101 et seq.).

3. The Franchise Agreement contains covenants not to compete which extend beyond the termination of the agreements. These provisions may not be enforceable under California law.

4. Section 31125 of the California Corporation Code requires the franchisor to provide you with a disclosure document before asking you to agree to a material modification of an existing franchise.

5. Neither the franchisor, any person or franchise broker in Item 2 of the UFOC is subject to any currently effective order of any national securities association or national securities exchange, as defined in the Securities Exchange Act of 1934, 15 U.S.C.A. 79a et seq., suspending or expelling such persons from membership in such association or exchange.

6. The Franchise Agreement requires binding arbitration. The arbitration will occur in New Jersey with the costs being borne by each party. This provision may not be enforceable under California law.

7. The Franchise Agreement requires application of the laws of New Jersey. This provision may not be enforceable under California law.

8. You must sign a general release if you renew or transfer your franchise. California Corporation Code 31512 voids a waiver of your rights under the Franchise Investment Law (California Corporations Code 31000 through 31516). Business and Professions Code 20010 voids a waiver of your rights under the Franchise Relations Act (Business and Professions Code 20000 through 20043).

9. THE CALIFORNIA FRANCHISE INVESTMENT LAW REQUIRES THAT A COPY OF ALL PROPOSED AGREEMENTS RELATING TO THE SALE OF THE FRANCHISE BE DELIVERED TOGETHER WITH THE OFFERING CIRCULAR.

                                    EXHIBIT 2
                                    ---------

              ADDENDUM TO THE ETRAVNET.COM, INC. OFFERING CIRCULAR
            AND FRANCHISE AGREEMENT REQUIRED BY THE STATE OF ILLINOIS
            ---------------------------------------------------------

A. The franchise and other Agreements require the Franchisee to arbitrate Agreements against the Franchisor in the State of Illinois

B. The franchise and other Agreements state that Illinois law governs the Agreement.

C.   Section 4 of the Illinois Disclosure Act applies to the franchise.


Conversion License Agreement:
-----------------------------

A.   Section 21.1 is hereby deleted.

B.   The second sentence of Section 21.3 is hereby deleted.

C. Section 4 of the Illinois Franchise Disclosure Act dictates that "any provision in the franchise agreement which designates jurisdiction or venue in a forum outside of this State is void with respect to any cause of action which otherwise is enforceable in this State, provided that a franchise agreement may provide for arbitration in a forum outside of this State."

SoHo Agency License Agreement:
------------------------------

A. Pursuant to Sections 19 and 20 of the Illinois Franchise Disclosure Act, opportunity to cure (generally 30 days) and notice of default are required in most instances prior to termination and non-renewal. Therefore, these sections are amended to provide such 30 day notices.

Start-Up License Agreements:
----------------------------

A.   Section 8.2 is hereby deleted.

B.   Section 24.1 is hereby deleted.

C.   The second sentence in Section 24.3 is hereby deleted.

DATED:

                     ETRAVNET.COM, INC.


                     By:_________________________________


                     ____________________________________
                     FRANCHISEE

                                    EXHIBIT 2
                                    ---------

              STATE ADDENDUM TO THE ETRAVNET.COM, INC. OFFERING CIRCULAR
                   AND LICENSE AGREEMENTS FOR THE STATE OF MARYLAND
                   ------------------------------------------------

This will serve as the State Addendum for ETRAVNET.COM, INC. for the State of Maryland for ETRAVNET.COM, INC.'s Uniform Franchise Offering Circular and for its License Agreements.

1. The provision contained in the termination sections of the License Agreements may not be enforceable under federal bankruptcy law (11 U.S.C.
     Section 101 et seq.).

2. Item 6 of the Offering Circular shall be amended to state that a franchisee may obtain an accounting of the advertising fund as required by Regulation 02.02.10.12(B)(1)(k), by requesting same in a written request to Franchisor.

3. Pursuant to COMAR 02.02.08.16L, Item 17 of the Offering Circular shall be amended at the sections dealing with the issuance of general releases to the effect that the general release required as a condition of renewal and/or assignment/transfer are not intended to nor shall they act as a release, estoppel or waiver of any liability under the Maryland Franchise Registration and Disclosure Law. The appropriate sections of the License Agreements are hereby deemed to be amended accordingly.

4. Section 14-226 of the Maryland Franchise Registration and Disclosure Law prohibits a franchisor from requiring a prospective franchisee to assent to any release, estoppel or waiver of liability as a condition of purchasing a franchise. Any disclaimer regarding the occurrence and/or acknowledgment of the non-occurrence of acts that would constitute a violation of the Franchise Law in order to purchase the franchise are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

5. Item 17 of the Offering Circular and the appropriate section of the License Agreements are amended to state that any claims arising under the Maryland Franchise Registration and Disclosure Law must be brought within 3 years after the grant of the franchise.

6. Item 17 of the Offering Circular is hereby amended to state that the License Agreements require binding arbitration, the site of which is in the County of Bergen, New Jersey, the costs of which are borne by the parties equally and any issues not decided by arbitration may be brought in a court of competent jurisdiction. The law of the State of New Jersey governs the arbitration. However, pursuant to Section 14-216(c)(25) of the Maryland Franchise Registration and Disclosure Law, a franchisee is permitted to enter into litigation with the Franchisor in the State of Maryland, notwithstanding the language in the License Agreements.

7. The License Agreements are hereby amended to state that any representations which require a prospective franchisee to assent to any release, estoppel or waiver of liability as a condition of purchasing a franchise are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

8.   The  registered  agent  authorized  to receive  process in  Maryland is the
     Maryland  Securities   Commissioner,   200  St.  Paul  Place,  20th  Floor,
     Baltimore, Maryland 21202.

The undersigned do hereby acknowledge receipt of this addendum.

Dated this         day of                                ,        .
           -------        -------------------------------  -------

                                     ETRAVNET.COM, INC.

                                     By:

                                     ______________________________
                                     Franchisee

                                    EXHIBIT 2
                                    ---------

                ADDENDUM TO ETRAVNET.COM, INC. OFFERING CIRCULAR
                AND LICENSE AGREEMENTS FOR THE STATE OF MINNESOTA
                -------------------------------------------------

This   addendum  to  the  Offering   Circular  and  License   Agreements   dated
______________ is agreed to this ___ day of _____________, and effectively amends and revises said Offering Circular as follows:

1. Item 13 of the Offering Circular, Article XXVI of the Start-up License Agreement, Article XXII of the Conversion License Agreement and Article XII of the Etravnet License Agreement are amended by the addition of the following language to the original language that appears therein:

     "In accordance with Minnesota law (Minn. Stat. Sec. 80c.12, Subd. 1(g)), Franchisor shall protect Franchisee's right to use the trademarks, service marks, trade names, logotypes or other commercial symbols and/or shall indemnify Franchisee from any loss, costs or expenses arising out of any claim, suit or demand regarding such use."

2. Item 17 of the Offering Circular, Article XIV of the Start-up License Agreement, Article XII of the Conversion License Agreement and Article VIII of the Etravnet License Agreement are amended by the addition of the following language to the original language that appears therein:

     "Minnesota law provides franchisees with certain termination and non-renewal rights. Minnesota Stat. Sec. 80c.14, Subd.3, 4 and 5 require, except in certain specified cases, that a franchisee be give 90 days notice of termination (with 60 days to cure) and 180 days notice for non-renewal of the License Agreement."

3.   Article  XX  of  the  Start-up  License  Agreement,  Article  XVII  of  the
     Conversion License Agreement and Article IX of the Etravnet License Agreement are amended by the addition of the following language to the original language that appears therein:

     "Pursuant to Minnesota Stat. Sec. 80c.21, this section shall not in any way abrogate or reduce any rights of the Franchisee as provided for in Minnesota Statutes Chapter 80c, including the right to submit matters to the jurisdiction of the courts of Minnesota."

4.   Minn. Rule 2860.4400J prohibits waiver of a jury trial.

5. Item 17 of the Offering Circular, Article XVII of the Start-up License Agreement and Article XIV of the Conversion License Agreement are hereby modified to state that pursuant to Minn. Rule 2860.4400D, a franchisor cannot require a franchisee to assent to a general release.

IN WITNESS WHEREOF, each of the undersigned hereby acknowledges having read this Addendum, understands and consents to be bound by all of it terms, and agrees it should become effective as of the date specified above.

                                  ETRAVNET.COM, INC.
Attest:

By:_________________________      By:_________________________________________
                                  Title:______________________________________
                                  Date:_______________________________________

                                  FRANCHISEE
Attest:

By:_________________________      By:_________________________________________
                                  Title:______________________________________
                                  Date:_______________________________________

                                    EXHIBIT 2
                                    ---------

                   ADDENDUM TO THE ETRAVNET.COM, INC. UNIFORM
                    OFFERING CIRCULAR AND LICENSE AGREEMENTS
                          PURSUANT TO THE INDIANA CODE
                          ----------------------------


1.   To be added to Item 3 of the UFOC document, is the following statement:

     There are presently no arbitration proceedings to which the Franchisor is a party.

2. Item 17 of the UFOC amended to reflect the requirement under Indiana Code 23-2-2.7-1 (9), which states that any post term non-compete covenant must not extend beyond the franchisee's exclusive territory.

3.   Item 17 is amended to state that this  subject to Indiana  Code  23-2-2.7-1
     (10).

4. Under Indiana Code 23-2-2.7-1 (10), jurisdiction and venue must be in Indiana if franchisee so requests. This amends Article XX of the Start-up License Agreement, Article XVII of the Conversion License Agreement and
       Article IX of the Etravnet License Agreement.

5. Under Indiana Code 23-2-2.7-1 (10), franchisee may not agree to waive any claims or rights. This amends Article XVII of the Start-up License Agreement and Article XIV of the Conversion License Agreement.





                                   Franchisee


                                   ETRAVNET.COM, INC.


                                   By:______________________________


Dated:

                                    EXHIBIT 2
                                    ---------

                       ADDENDUM TO THE ETRAVNET.COM, INC.
                 OFFERING CIRCULAR REQUIRED BY THE DEPARTMENT OF
                BUSINESS REGULATION FOR THE STATE OF RHODE ISLAND
                -------------------------------------------------


The following amends Item 17 and is required to be included within the Offering Circular and shall be deemed to supersede the language in the Offering Circular itself:

     Section 19-28.1-14 of the Rhode Island Franchise Investment Act provides that:

          "A provision in a franchise agreement restricting jurisdiction or venue to a forum outside of this state or requiring the application of the laws of another state is void with respect to a claim otherwise enforceable under this Act."

                                    EXHIBIT 3

                               ETRAVNET.COM, INC.

                           START-UP LICENSE AGREEMENT
                           --------------------------

                                TABLE OF CONTENTS

ARTICLE I
APPOINTMENT AND FEE............................................................1

ARTICLE II
DURATION AND RENEWAL...........................................................3

ARTICLE III
SERVICE FEES...................................................................3

ARTICLE IV
PROPRIETARY MARKS AND GOODWILL.................................................5

ARTICLE V
CONFIDENTIAL MANUALS...........................................................6

ARTICLE VI
SERVICES OF LICENSOR...........................................................7

ARTICLE VII
DUTIES OF LICENSEE.............................................................8

ARTICLE VIII
WARRANTIES OF LICENSEE........................................................11

ARTICLE IX
INSURANCE.....................................................................11

ARTICLE X
TELEPHONE SERVICE.............................................................11

ARTICLE XI
REPORTS TO LICENSOR...........................................................12

ARTICLE XII
ADVERTISING...................................................................12

ARTICLE XIII
LOCATION AND MARKETING AREA...................................................13

ARTICLE XIV
TERMINATION...................................................................13

ARTICLE XV
PROCEDURES AFTER TERMINATION..................................................14

ARTICLE XVI
SUSPENSION....................................................................16

ARTICLE XVII
ASSIGNMENT....................................................................17

ARTICLE XVIII
DEATH OR INCAPACITY OF LICENSEE...............................................18

ARTICLE XIX
HEADINGS......................................................................19

ARTICLE XX
CONSTRUCTION OF AGREEMENT.....................................................19

ARTICLE XXI
ARBITRATION...................................................................19

ARTICLE XXII
LIMITATIONS OF ACTION.........................................................20

ARTICLE XXIII
NOTICES.......................................................................20

ARTICLE XXIV
REPRESENTATIONS AND RECEIPT...................................................20

ARTICLE XXV
MODIFICATION AND WAIVER.......................................................20

ARTICLE XXVI
INDEPENDENT CONTRACTOR AND INDEMNIFICATION....................................21


SCHEDULE "A"
AREA OF PRIMARY RESPONSIBILITY

EXHIBIT "A"
GUARANTEE

EXHIBIT "B"
TRANSFER TO A CORPORATION

EXHIBIT "C"
CONFIDENTIALITY AGREEMENT

EXHIBIT  "D"
BANK AUTHORIZATION FORM

EXHIBIT "E"
TELEPHONE ASSIGNMENT AGREEMENT

EXHIBIT "F"
WAL-MART SUBLEASE AGREEMENT

                               ETRAVNET.COM, INC.

                           START-UP LICENSE AGREEMENT
                           --------------------------

         AGREEMENT  made the _____  day of  _________________,  20_____,  by and between ETRAVNET.COM, INC., a New York corporation having its principal offices located at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (hereinafter referred to as "Licensor"), and __________________ hereinafter referred to as "Licensee".

                              W I T N E S S E T H:

         WHEREAS, Licensor is the owner of the "Travel Network" and "Global Travel Network" service marks, trade names and logos as set forth herein, and a system of operating and franchising retail travel agencies; and

         WHEREAS, as a result of the expenditure of time, effort and money, Licensor has developed a "System" for the promotion, assistance, development and operation of separately owned travel agency offices, and has devised policies, procedures and techniques designed to enable such offices to compete more effectively in the travel market; and

         WHEREAS, the System includes, but is not limited to, chain identification utilizing various ("Proprietary Marks"), such as "Travel Network" and/or "Global Travel Network" and/or "Vacation Central" (in a Wal-Mart Supercenter location), in various promotional and advertising programs and on signs, interior or exterior accessories, and other identification schemes, travel product familiarization, management and sales training programs and centralized advertising and promotional programs; and

         WHEREAS, Licensor continues to develop, control, revise and improve its Proprietary Marks and System for the benefit and exclusive use of itself and its licensees in order to identify the Travel Network System to the public as a System which represents the highest standards of quality and service; and

         WHEREAS, Licensor franchises travel agency offices to use the Travel Network System and to operate under the name "Travel Network" and/or "Global Travel Network" and/or "Vacation Central;" and

         WHEREAS, Licensee declares that he is familiar with the Travel Network System herein described, and has the necessary skill, experience and financial ability to operate a franchised travel agency office, and so desires to obtain an affiliation with Licensor to operate a Travel Network travel agency office at the location described herein; and

         WHEREAS, Licensee represents that he is not obtaining this Travel Network franchise for investment or speculative purposes, and has no present intention to attempt to sell or transfer the business; and

         WHEREAS, Licensee understands the importance of Licensor's high uniform standards of quality, appearance and service to the value of the Travel Network name and System, and the necessity of operating his office in conformity with the Travel Network System and in accordance with Licensor's standards and specifications.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               APPOINTMENT AND FEE
                               -------------------

         1.1      Start-Up Program
                  ----------------

                  A. For and in consideration of the Initial License Fee of Twenty-Nine Thousand Nine Hundred Dollars ($29,900), which shall be paid by the

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

Licensee to Licensor as follows: Five Thousand Dollars ($5,000) upon the execution of this Agreement and Twenty-Four Thousand Nine Hundred Dollars ($24,900) at the earlier of Licensee finding an acceptable location, or at the commencement of training.

                  B. Licensor  grants to Licensee and Licensee  hereby accepts a franchise to operate a Travel Network travel agency office utilizing the Travel Network System at the specific address and location at which Licensee first opens his travel agency as a participant in the Travel Network System, said location to be the address included on Licensee's first business letterhead and/or as set forth in Licensee's application to the Airlines Reporting Corporation, if applicable, whichever first occurs, and Licensor shall not locate another Travel Network travel agency, whether franchised or company-owned, within the territory described in Schedule "A" of this Agreement.

                  C. The "Initial License Fee" is fully earned by Licensor upon execution of this Agreement and is non-refundable.

                  D. This License Agreement is for and relates to the purchase of a single "Travel Network" franchise by Licensee. If Licensor agrees to sell an additional franchise to Licensee, Licensee shall have the right to purchase such additional franchise upon the execution of a separate License Agreement for each such additional franchise and the payment of an Initial License Fee for each one thereof in an equal amount to seventy-five percent (75%) of the then-current Initial License Fee being required by Licensor to new Licensees. Such additional franchises shall have APR territories different from that designated in Schedule "A" to this Agreement.

                  E. This Agreement only entitles Licensee to open one (1) travel agency office in the designated APR. Licensee may open one or more additional or branch offices within the same APR upon the payment of a non-refundable "Supplemental Fee" of Five Thousand Dollars ($5,000) for each such additional or branch office, payable upon the date that such additional or branch office first opens for business. In addition, as noted in Article III below, there is a monthly Service Fee charge for each additional branch office opened by Licensee. Licensee shall not make any arrangements which effectively render such additional or branch offices a sub-franchise.

         1.2      Rural Agency Program
                  --------------------

         For and in consideration of the Initial License Fee of Nineteen Thousand Nine Hundred Dollars ($19,900), which shall be paid upon execution of this Agreement, Licensor grants to Licensee and Licensee hereby accepts a franchise to operate a Travel Network "Rural" travel agency office utilizing the Travel Network System, said location to be the address included on Licensee's first business letterhead.

         The Rural Agency shall be located in the territory that is within a town consisting of Ten Thousand (10,000) or less people, located within a county consisting of Thirty Thousand (30,000) or less people. This program will not be available in counties which adjoin major metropolitan areas.

         The Rural Licensee shall be subject to the same terms and conditions as set forth herein for all Start-Up licensees.

         1.3      Purchase Conversion Agency Program
                  ----------------------------------

         For and in consideration of the Initial License Fee of Nineteen Thousand Nine Hundred Dollars ($19,900), which shall be paid to Licensor as follows: Five Thousand Dollars ($5,000) upon the execution of this Agreement and Fourteen Thousand Nine Hundred Dollars ($14,900) ten (10) days prior to arriving at training. Licensor grants Licensee and Licensee hereby accepts a franchise to operate a Travel Network "Purchase Conversion" travel agency office utilizing the Travel Network System from the location at which Licensee is presently operating in the APR to be agreed upon and set forth in Schedule "A".

         The Purchase Conversion Licensee shall be subject to the same terms and conditions as set forth herein for all Start-Up licensees.

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

         1.4      Wal-Mart Program
                  ----------------

         For and in consideration of the Initial License Fee of Twenty Nine Thousand Nine Hundred Dollars ($29,900), which shall be paid to Licensor as follows: Five Thousand Dollars ($5,000) upon the execution of this Agreement and Twenty-Four Thousand Nine Hundred Dollars ($24,900) ten (10) days prior to arriving at training. Licensor grants Licensee and Licensee hereby accepts a franchise to operate a Travel Network "Wal-Mart" travel agency utilizing the Travel Network System, and the "Travel Network Vacation Central" service mark, from a Wal-Mart location, without the benefit of a ticketing system. If Licensee's Wal-Mart location does not have a ticketing system, the Initial License Fee is Twenty Four Thousand Nine Hundred Dollars ($24,900).

         The Wal-Mart Licensee shall be subject to the same terms and conditions as set forth herein for all Start-Up licensees.

                                   ARTICLE II
                              DURATION AND RENEWAL
                              --------------------

         2.1 Except as otherwise provided in this Agreement, the initial term of this Agreement shall be for a period of fifteen (15) years, which period shall commence upon the execution of this Agreement by Licensor.

         2.2 Licensee, at his option, may renew the franchise for successive additional periods of ten (10)years, provided that:

                  A.       Licensee  gives   Licensor  written  notice  of  such
election to renew not less than ninety (90) days prior to the end of the current term or period; and

                  B. Licensee executes the then-current form of License Agreement being offered by Licensor to new Licensees; and

                  C. Licensee is not in default of any provisions of this Agreement, including any amendments hereto, and all monetary obligations of Licensee to Licensor have been satisfied; and

                  D. Licensee pays to Licensor a renewal fee of Five Hundred Dollars ($500.00); and

                  E.       Licensee  and any other  person  who has an  interest
in Licensee (if Licensee is a corporation, partnership or association) complies with Licensor's then - current qualification and training requirements; and

                  F. Licensee and any other person who has an interest in Licensee (if Licensee is a corporation, partnership, or association) executes a general release (unless otherwise prohibited by Article 33 of the New York General Business Law) of any and all claims and causes of action against Licensor, any subsidiary of Licensor and/or affiliated corporation of Licensor and their respective partners, officers directors, agents and employees, which accrued prior to the date of renewal, provided however, that all rights enjoyed by the licensee and any causes of action arising in its favor from the provisions of Article 33 of the General Business Law of the State of New York and the regulations issued thereunder shall remain in force; it being the intent of this proviso that the non-waiver provisions of GBL 687.4 and 687.5 be satisfied.

                                   ARTICLE III
                                  SERVICE FEES
                                  ------------

         3.1 Licensee shall pay, in addition to the Initial License Fee, a monthly "Service Fee." The first Service Fee shall be due on the first day of the calendar month immediately following the Opening Date and, thereafter, on the first day of each calendar month following.

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

         3.2 The "Opening Date" is the date that the Licensee reported as the date on which the "office opened for business as a travel bureau" in its Airlines Reporting Corporation Application for Accreditation as an ARC Sales Agent, or fourteen (14) calendar days after the Licensee commences business as a Travel Network retail travel agency, whichever is sooner. Licensee is considered to have commenced business on the first day upon which a travel sale is made, on the day that Licensee's travel agency opens its doors for business and offers travel for sale, or on the date that Licensee advertises for the sale of travel, whichever of the foregoing is sooner.

         3.3      The   Service  Fee   schedule  for  licensees  executing  this
Agreement is as follows:

                  A. For months 1-12 after the Opening Date - Three Hundred and Fifty Dollars ($350) per month.

                  B. For months 13-24 after the Opening Date - Five Hundred and Fifty Dollars ($550) per month.

                  C. For months 25-36 after the Opening Date - Seven Hundred and Fifty Dollars ($750) per month.

                  D. For months 37 and following - the monthly fee will be Seven Hundred and Fifty Dollars ($750) plus a percentage of Seven Hundred and Fifty Dollars ($750) equal to the percent increase in the CPI from the prior calendar year. "CPI" means the Consumer Price Index for New York/Northeastern New Jersey (All Urban Consumers) as reported by the United States Department of Labor.

         3.4 In the event Licensee opens any additional or branch offices in its designated territory, Licensee shall pay a Supplemental Service Fee for each such office in accordance with the following schedule:

                  A. For months 1-12 after the Branch Opening Date - Three Hundred and Fifty Dollars ($350)per month.

                  B. For months 13-24 after the Branch Opening Date - Five Hundred and Fifty Dollars ($550)per month.

                  C. For months 25 and following - the monthly fee will be Five Hundred and Fifty Dollars ($550) plus a percentage of Five Hundred and Fifty Dollars ($550) equal to the percent increase in the CPI from the prior calendar year. "CPI" means the Consumer Price Index for New York/Northeastern New Jersey (All Urban Consumers) as reported by the United States Department of Labor. As used in this Subsection 3.4, the "Branch Opening Date" is the date on which a branch or additional office first opened its doors for business.

         3.5 In the event Licensor establishes a centralized reservation booking service in which the Licenses participates, Licensor shall be entitled to charge a fee for its services in that regard. The amount of such fee, and modifications thereof, shall be determined by Licensor.

         3.6 Payment of the above Service Fees to Licensor shall be made by way of pre-authorized checks drawn against the Licensee's bank account. Licensee irrevocably authorizes Licensor and Licensee's bank to automatically make monthly payments to Licensor out of the Licensee's account in accordance with the above schedule. Licenses agrees to execute whatever additional documents may be necessary to effectuate such automatic monthly payments.

         3.7 Any overdue payments due from Licenses under this Agreement, whether Service Fees or otherwise, shall incur a late fee of Fifty Dollars ($50.00) for each month that said payment is late.

         3.8 Acceptance by Licensor of any payment on account of the Service Fee shall not be conclusive or binding on Licensor.


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

         3.9 Licensor shall have the right to establish procedures from time to time for verifying the processing of Service Fees.

                                   ARTICLE IV
                         PROPRIETARY MARKS AND GOODWILL
                         ------------------------------

         4.1 Licensee is hereby authorized to use Licensor's Proprietary Marks, goodwill and trade secrets in the operation of a travel agency business within the APR set forth in Schedule "A". Nothing contained herein shall be construed as authorizing or permitting Licensee to use such Proprietary Marks, goodwill or trade secrets at any other location or for any other purpose. It is expressly agreed that the ownership of all right, title and interest in and to said Proprietary Marks, goodwill and trade secrets shall remain solely in Licensor, and that the material and information now and hereafter provided or revealed to Licensee pursuant to this Agreement are revealed in confidence. Licensee expressly agrees to keep and respect the confidence so reposed.

         4.2 Licensor reserves the right to approve all signs, stationery, business cards, forms, and all other materials and supplies using the Travel Network Proprietary Marks. Licensee will use the Travel Network Proprietary Marks, logos, trade styles, color combinations, designs, symbols and slogans only in the manner and to the extent specifically permitted by this Agreement or by written consent of Licensor. All advertising, publicity, signs, decorations, furnishings, equipment or other materials employing in any way whatsoever the words "Travel Network" shall be submitted to and approved by Licensor within ten
(10) days prior to publication or use.

         4.3 Upon the termination of this Agreement for any reason whatsoever, Licensee shall execute such documents and take such action as Licensor may deem reasonably necessary or desirable to evidence the fact that Licensee has ceased using any or all of Licensor's Proprietary Marks, color combinations, designs, symbols or slogans and that Licensee has no further rights therein. Licensee shall refrain from doing anything by word or act which might mislead anyone into believing that he may still have some association with Licensor, and towards this end, Licensee hereby irrevocably appoints Licensor or Licensor's nominee to be Licensee's attorney-in-fact to execute any document or perform any legal act necessary to protect Licensor's Proprietary Marks from unauthorized use on Licensee's behalf in the event Licensee himself fails to do so. Licensee acknowledges and agrees that the unauthorized use of Licensor's Proprietary Marks will cause irreparable damages for which Licensor may obtain injunctive relief in addition to claiming monetary damages.

         4.4 It is understood by the parties to this Agreement that Licensor may adopt new or modified proprietary marks to enhance or strengthen the Travel Network System. Licensee agrees that, upon request by Licensor, it will adopt, use and display any such modified or new marks at Licensor's expense and that, upon termination or non-renewal, it will discontinue and refrain from using any such modified or new marks.

         4.5 Licensee shall promptly notify Licensor of any claim, demand or suit based upon or arising from, or of any attempt by any other person, firm or corporation to use the Proprietary Marks licensed hereunder, or any colorable variation thereof, in which Licensor has a proprietary interest. Licensee also agrees to promptly notify Licensor of any litigation instituted by any person, firm, corporation or governmental agency against Licensor or Licensee involving the Proprietary Marks licensed hereunder. Licensee agrees to execute any and all documents and do such acts as may, in the opinion of counsel for Licensor, be necessary to carry out a defense or prosecution of Licensor's and/or Licensee's rights in respect of such claim or litigation. In the event Licensee is so instructed by Licensor to execute any documents or do such acts as directed by Licensor's counsel, Licensor shall absorb all legal fees and costs attendant thereto and shall indemnify and hold Licensee harmless in the event claims or actions are made or brought as a result thereof.

         4.6 In order to develop and maintain high and uniform standards of quality and service, and hence to protect the reputation and goodwill of Licensor, Licensee agrees to operate and advertise under the name "Travel Network" and/or "Global Travel Network" and/or "Vacation Central" and shall use no other name in conducting the business of travel agency operations or travel marketing, except that Licensee may incorporate into the logo and name suc

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

other identifying words as provided in the Confidential Manual. Licensee shall not use the "Travel Network" or "Global Travel Network" or "Vacation Central" service marks as part of the legal name of any corporation, partnership, proprietorship or other business entity with which Licensee is associated, or with a bank account, trade account or any other legal or financial connection, without the prior written approval of Licensor.

         4.7 In order to preserve the validity and integrity of the Proprietary Marks licensed herein, and to assure that Licensee is properly employing the same in the operation of Licensee's business, Licensor or its agents shall at all reasonable times have the right to inspect Licensee's operations. Licensee shall cooperate with Licensor's representative in such inspection and render such assistance to him as the representative may reasonably request.

         4.8 Licensee acknowledges that he does not have any right whatsoever to deny the use of Licensor's Proprietary Marks to any other Travel Network Licensee, except that Licensee shall be protected as set forth in
Article XV of this Agreement.

         4.9 Licensee shall not maintain a World Wide Website or otherwise maintain a presence or advertise on the Internet or any other public computer network in connection with the travel agency office without Licensor's prior written approval, which Licensor may withhold for any reason or no reason. Licensee agrees to submit to Licensor for approval before use, true and correct printouts of all Website pages Licensee proposes to use in his/her Website in connection with the travel agency office. Licensee understands and agrees that Licensor's right of approval of all such Web materials is necessitated by the fact that such Web materials will include and be inextricably linked with Licensor's Proprietary Marks. Licensee may only use material which Licensor has approved. Licensee's Website shall conform to all of Licensor's Website requirements, whether set forth in the Manual or otherwise. Licensee agrees to provide all hyperlinks or other links that Licensor requires. If Licensor grants approval for a Website, Licensee may not use any of the Proprietary Marks at the site except as Licensor expressly permits. Licensee may not post any of Licensor's proprietary, confidential or copyrighted material or information on his/her Website without Licensor's prior written consent. If Licensee wishes to modify the approved site, all proposed modifications must also receive Licensor's prior written approval. Licensee explicitly understands that he/she may not post on his/her Website any material which any third party has any direct or indirect ownership interest in (including, without limitation, video clips, photographs, sound bites, copyrighted text, trademarks or service marks, or any other text or image which any third party may claim intellectual property ownership interests in). Licensee agrees to list on his/her Website any Website maintained by Licensor and any other information Licensor requires in the manner Licensor dictates. Licensee agrees to obtain Licensor's prior written approval for any internet domain name and/or home page address. The requirement for Licensor's prior written approval set forth in this Section will apply to all activities on the Internet or other communications network to be conducted by Licensee, except that Licensee may maintain one or more E-mail addresses and may conduct individual E-mail communication without Licensor's prior approval as provided above if he/she proposes to send advertising to multiple addresses via E-mail.

                                    ARTICLE V
                              CONFIDENTIAL MANUALS
                              --------------------

         5.1 In order to protect the reputation and goodwill of Licensor and to maintain uniform standards of operation under Licensor's Proprietary Marks, Licensee shall conduct his business in accordance with Licensor's Confidential Manuals, and any amendments thereto. Licensee acknowledges that it has been given the opportunity to review such manuals before executing this Agreement.

         5.2 Licensee shall at all times treat as confidential, and shall not at any time copy, duplicate, record or otherwise make available to any unauthorized person or source, said manuals as well as any and all confidential information as may be imparted to Licensee from time to time.

         5.3 Said Confidential Manuals shall at all times remain the sole property of Licensor.

         5.4 In order that the Licensee may benefit from the new knowledge gained by the Travel Network system or developed by Licensor, the contents of the Travel Network Confidential Manuals may be revised from time to time by

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

Licensor. In the event Licensor modifies the Confidential Operating Manuals, such modifications will not impose new or different requirements that will unreasonably increase Licensee's obligations or place an excessive economic burden on Licensee's operations.

         5.5 Licensee shall at all times ensure that his copy of said Confidential Manuals is kept current and up to date.

                                   ARTICLE VI
                              SERVICES OF LICENSOR
                              --------------------

         6.1 Licensor will impart to Licensee its operational, selling, promotional and merchandising methods and techniques, and shall maintain a staff to give assistance and service to the Licensee and provide a typical floor plan for your agency.

         6.2 Licensor will publish from time to time memoranda suggesting sources of supply for forms, agreements, signs, stationery and other items necessary to operate a modern travel agency business. Licensee may purchase supplies either from the sources of supply recommended by Licensor or from any other suppliers who can supply the items using the same specifications as those presently being supplied by sources of supply approved by Licensor. If Licensee chooses to use a supplier other than one recommended by Licensor, Licensee shall obtain the written approval of Licensor for using said supplier, which approval shall not be unreasonably withheld. Licensor will supply Licensee with his initial supply of business cards and letterhead.

         6.3 Licensor will carry on merchandising activities designated to provide Licensee with travel sales leads.

         6.4 Licensor shall conduct for Licensee and Licensee's employees an "Introductory Workshop" which shall include instructions in the Travel Network System, operating procedures, merchandising systems, travel product knowledge, advertising, and related travel agency management concepts. The
"Introductory Workshop" shall be presented at a location to be determined by Licensor. The "Introductory Workshop" shall be presented at no cost to Licensee, except that Licensee must bear all expenses incidental to him and his employees attending the Introductory Workshop, such as transportation and lodging. Additional training programs such as conferences, meetings, seminars and workshops may be held by Licensor, some of which may be on a fee basis, while others may be at no cost to Licensee, as Licensor deems necessary or advisable. Such additional training programs may or may not be held at places or locations in relatively close proximity to Licensee's place of business and may be attended by either Licensee, his representatives and/or his employees, at Licensee's option. Attendance at these training programs by either one or any of the aforementioned is required, except for those additional training programs for which a fee is charged.

         6.5 Licensor will negotiate with the suppliers of accommodations, tours, transportation, and other travel services for various benefits relating to promotion, advertising, and higher commissions of and from said suppliers, and Licensor shall make said benefits available to Licensee.

         6.6 Licensor will carry on marketing programs which are intended to develop new sources of business and sales leads for all Travel Network licensees.

         6.7 Licensor will distribute to Licensee, at no cost, ongoing newsletters and such other informational items as Licensor deems appropriate to produce from time to time.

         6.8 Licensor shall use its best efforts to distribute or otherwise disseminate new information about improved travel agency operating procedures, travel services and suppliers, and other knowledge related to the travel business as may be developed or otherwise originated by Licensor, including, but not limited to Licensor's amendments to its Confidential Manuals.

         6.9 Licensor shall present the Travel Network System at trade shows, seminars and conferences to be selected by Licensor, in order to develop clients who might subsequently inquire about or make use of the services offered by all licensees.

         6.10 Licensor shall participate in the design and preparation of advertising and promotional programs and make said programs available to Licensee.

         6.11 Licensor shall assist in the development of travel-selling programs to be carried out by independent contractors, outside sales persons, or otherwise as Licensor sees fit. Leads generated therefrom shall be offered exclusively to Travel Network licensees.

         6.12 Licensor may, at its option, design a travel agency personnel program whereby qualified travel industry personnel are offered to Licensee on a consulting or equivalent basis, in which instance said personnel would come under the specific control of Licensor and Licensor would have complete and full responsibility for said personnel's performance, capabilities, qualifications and the replacement of said personnel where required. Licensor may develop such personnel programs separate and apart from the Travel Network System, and Licensee may, at its option, participate in any program so developed.

         6.13 Licensor will provide Licensee with the assistance necessary for Licensee to obtain his Airline Reporting Corporation ("ARC") and
International Airline Travel Agents Network ("IATAN") appointments. Such assistance will not apply to any non-ticketing travel agency office.

         6.14 If Licensee has purchased a Wal-Mart Start-up Program, Licensor will sell Licensee the decor package for the public areas of Licensee's travel agency office ("Decor Package"). The cost of said Decor Package is between Twelve Thousand Dollars ($12,000) and Sixteen Thousand Dollars ($16,000). The Decor Package will include carpeting, furniture, one (1) television, one (1) VCR, wall treatment, customized desks, career apparel, brochure racks, copier, fax machine, telephone system and voice mail answering system.

         6.15     Licensor  will  make  itself   available  to  provide  ongoing
telephonic support and assistance to Licensee. Licensor will also visit Licensee's travel agency office to provide additional support and assistance.

         6.16 Licensor will, at its discretion, inspect and observe the operations of Licensee's travel agency office to ensure Licensee is complying with this License Agreement and with all System standards.

         6.17 Licensor will provide Licensee with ad slicks and similar promotional materials to promote Licensee's travel agency office. Licensor will review all proposed advertising and materials prepared by Licensee for use in Licensee's local advertising.

                                   ARTICLE VII
                               DUTIES OF LICENSEE
                               ------------------

         7.1      Licensee   and  its   employees,   if  any,   must  attend  an
"Introductory Workshop" as scheduled by Licensor within four (4) weeks prior to the Opening Date.

         7.2      Licensee   shall   promptly  pay  to  Licensor  any  fees  due
hereunder, as well as any additional fees or charges incurred for any products, supplies, or services to be furnished by Licensor at Licensee's request.

         7.3 Licensee agrees to maintain and keep such records and reports as are prescribed by Licensor herein or in the Confidential Manuals, and shall mail copies of such reports and records to an address designated by Licensor in accordance with schedules determined by Licensor from time to time.

         7.4 Licensee shall allow Licensor to inspect Licensee's business premises at any reasonable time and Licensee will make his financial records and books, tax returns, and other accounting records available for inspection by Licensor during normal working hours.

        _______ INITIALS

        _______ INITIALS

         7.5 During the term of this License Agreement, neither the Licensee, his spouse or minor children, nor any person acting in concert with them or under their control, shall operate, manage, be employed by, act as officer, director, agent or consultant for, own, or have any interest, legal or beneficial, direct or indirect, as shareholder, partner, member, co-venturer or otherwise, in any retail travel agent, tour or charter operation, or travel cooperative that is not franchised by Licensor. The term "Licensee" as used in this restrictive covenant includes all legal and beneficial shareholders, partners and members of a corporate, associate or partnership franchise.

         7.6 Licensee shall not advertise, publish or circulate any documents or other matter relating to the sale of services and arrangements or the business to be transacted under this Agreement, except in compliance with the Confidential Manuals, including any amendments thereto. No exception to such conduct can be made without the prior written consent of Licensor. All advertising or promotions utilizing the Travel Network Proprietary Marks must have the prior written approval of Licensor, except where pre-determined approval is incorporated in Licensor's Confidential Manuals.

         7.7 All of the activities of Licensee and its assistants, associates, sales people, partners, co-venturers, officers, directors, members, agents and employees, in connection with any and all business or transactions conducted or entered into pursuant to the terms of this Agreement, shall be exercised exclusively and solely in accordance with this Agreement, the Confidential Manuals, as amended, and the laws of the district, county, state, province, country and other regulatory bodies which govern the operation of Licensee's business.

         7.8 Licensee shall not engage in any activity or practice which may be reasonably anticipated to result in litigation with clients of Licensee or in public criticism of the Travel Network System or the travel agency business generally, or in any activity which may be deemed contrary to the best interests of Licensor or Licensee. Except, however, Licensee shall not be precluded from pursuing any valid claims or defending any claims made by or against Licensee.

         7.9 Licensee's office shall be equipped, including a fax machine, furnished, have an interior layout and design (including wall treatment), have an exterior motif and design, and utilize the colors and their application in accordance with Licensor's System and Confidential Manuals, or as otherwise approved in writing by Licensor, including but not limited to travel product and other displays utilized inside the office, storage areas, and interior and exterior design and style of buildings used for offices.

         7.10 Licensee shall maintain, at its expense, at all times, his office and all fixtures, furnishings, signs and equipment in the highest degree of cleanliness, orderliness and repair, as reasonably determined by Licensor. Licensee shall maintain all products, materials, supplies, career apparel, fixtures, furnishings and signs used by Licensee in conformance with Licensor's standards and specifications as set forth in the Confidential Manuals.

         7.11 Licensee shall hold Licensor free and harmless from any taxes and assessments arising out of the operation of Licensee's business, including any taxes which may result from the sale, transfer or assignment of Licensee's business to any other party.

         7.12 Licensee shall indemnify and hold Licensor, its officers, directors, employees and other Travel Network Licensees harmless from all fines, suits, proceedings, claims, liabilities or actions of any kind or nature which allege any act or omission by Licensee, even if such allegation be groundless and even if allegation be made that persons other than Licensee were also guilty of any act or omission. The aforesaid indemnity includes, but is not limited to, all costs, expenses and reasonable attorneys' fees incurred by the aforesaid indemnities in connection with such fines, suits, proceedings, claims, liabilities or actions.

         7.13 This Agreement does not constitute Licensee the legal representative or agent of Licensor for any purpose (other than to establish and maintain rights in and claims to the Proprietary Marks in Licensor), and Licensee shall suffer no act which might convey that impression to anyone. Licensee is granted no right or authority to assume or create any obligation or representation, express or implied, on behalf of or in the name of Licensor or to bind Licensor in any manner whatsoever.

        _______ INITIALS

        _______ INITIALS

         7.14 Licensee shall obtain a location and open its agency within six (6) months from the date this Agreement is executed by Licensor. In the event of Licensee's failure to do so, Licensor shall have the option, exercisable in its sole discretion, to:

                  A. Extend such time (which extension shall only be valid if set forth in a writing signed by Licensor); or

                  B. Terminate this Agreement. In the event of such termination, Licensor shall refund Licensee's Initial License Fee less the sum of Two Thousand Five Hundred Dollars ($2,500), which sum represents liquidated damages for costs and expenses incurred by Licensor in connection with the execution of this Agreement and other administrative expenses relating thereto.

         7.15 Licensee shall not be required to purchase goods, products or supplies from Licensor or any Licensor designee.

         7.16 Licensee shall utilize the Travel Network name and Proprietary Marks, as prescribed by this Agreement and Licensor's Confidential Manuals, on all advertising and printed materials used by Licensee in the operation of its travel agency business.

         7.17 Licensee shall protect the integrity and value of Licensor's System and its use by other Travel Network licensees. Licensee shall comply with, utilize, implement and otherwise operate his travel agency business using the standardized Travel Network System of agency operations set forth by Licensor in its Confidential Manuals, unless otherwise agreed to and approved in writing by Licensor.

         7.18 Licensee shall make himself available to provide services to the travel agency office during the hours required by Licensor.

         7.19 If Licensee leases the property on which Licensee will operate the office hereunder, Licensee agrees to include in said lease the following provisions (or if such lease has already been executed, Licensee agrees to obtain the separate agreement of the lessor to the same effect):

                  "If Lessee (a Licensee of Licensor) shall be in default under any of the provisions of this lease and Lessor desires to terminate the same; or if Lessee is in default under any of the provisions of its License Agreement with Licensor and Licensor desires to terminate said License Agreement; or if Lessee desire to assign this lease to Licensor, Lessor and Lessee agree that Licensor shall have the option to assume the obligations of the Lessee under said lease upon the same terms and conditions."

         Within ten (10) days after the execution of said lease (or separate agreement) Licensee will provide Licensor with a copy of same accompanied by a notarized statement from Licensee that said lease is the same lease under which Licensee will operate the Travel Network office.

                                  ARTICLE VIII
                             WARRANTIES OF LICENSEE
                             ----------------------

         8.1 Licensee warrants that he will maintain an active travel agency business during this term of this Agreement, and that said business will be conducted in accordance with the highest of ethics, and that it will only use the Travel Network name and Proprietary Marks in a reputable manner.

         8.2 Licensee warrants that no representations, promises, guarantees or warranties of any kind are or were made by Licensor or any of its officers, directors, shareholders, agents or employees, to induce Licensee to execute this Agreement, except as specifically set forth in writing in this Agreement and in Licensor's Offering Prospectus.

        _______ INITIALS

        _______ INITIALS

         8.3 Licensee warrants that the success of his business as an operator of a travel agency office is dependent upon his own personal efforts and that neither Licensor nor any other party has guaranteed that Licensee's Travel Network office will be successful or profitable.

                                   ARTICLE IX
                                    INSURANCE
                                    ---------

         9.1 Licensee shall obtain, prior to the commencement of business as a Travel Network licensee, and maintain in full force and effect during the entire term of this Agreement at Licensee's sole cost and expense, an "occurrence" protection type insurance policy or policies protecting Licensee, Licensor, and its officers, directors, partners, shareholders, agents and employees against any loss, liability or expense whatsoever from fire, personal injury, theft, death, property damage or otherwise, arising or occurring upon or in connection with the operation of Licensee's business. Such policy or policies shall include:

                  A. General Liability coverage of Five Hundred Thousand Dollars ($500,000) per person and One Million Dollars ($1,000,000) per incident (or Five Hundred Thousand Dollars ($500,000) per incident if a policy with a One Million Dollar ($1,000,000) limit is not available to Licensee) and Property Damage coverage of not less than One Hundred Thousand Dollars ($100,000); and

                  B. An Errors and Omissions policy providing coverage of not less than Five Hundred Thousand Dollars ($500,000) (Two Hundred and Fifty Thousand Dollars ($250,000) if a policy with a Five Hundred Thousand Dollars ($500,000) limit is not available to Licensee); and

                  C. Such statutory insurance as may be required in the state in which the Licensee's office is located, including but not limited to Worker's Compensation Insurance.

         9.2 Such insurance shall contain a separate endorsement naming Licensor, and its officers, directors, partners, shareholders, agents and employees as additional insureds and shall, by its terms, not be subject to cancellation without ten (10) days' prior written notice to Licensor. Licensee shall indemnify Licensor and its officers, directors, agents, partners, shareholders and employees and hold them harmless from and against all claims or damages to persons or property arising from or out of any occurrence relating in any manner to Licensee's business. Licensee agrees to pay all costs, expenses and reasonable attorneys' fees incurred by Licensor and its officers, directors and employees in connection with any such claims.

                                    ARTICLE X
                                TELEPHONE SERVICE
                                -----------------

         Simultaneously with the execution of this Agreement, Licensee, pursuant to Exhibit E, has given Licensor an irrevocable power of attorney to terminate telephone service to all offices of Licensee, via any telephone numbers used by Licensee in connection with the conduct of its business as a travel agency, and/or to alter the telephone listings for such numbers. The designated billing name and address for all such telephone numbers shall be Licensee only. Licensee acknowledges that such power of attorney is coupled with an interest of Licensor in the subject matter thereof, inasmuch as the goodwill of a travel agency franchise is intertwined with the goodwill of a particular telephone number. Licensor agrees not to exercise such power of attorney unless Licensee's franchise is terminated or not renewed. Licensee hereby releases all telephone companies and listing agencies from any liability for following any directions of Licensor pursuant to the aforesaid power of attorney. The foregoing shall not apply to Conversion Program licensees.

                                   ARTICLE XI
                               REPORTS TO LICENSOR
                               -------------------

         11.1 Licensee shall keep full, complete and accurate books and accounts in accordance with generally accepted accounting principles and in accordance with the Travel Network System. In addition, Licensee shall:

        _______ INITIALS

        _______ INITIALS

                  A. Submit to Licensor a listing of the total dollar volume for each travel supplier and airline by the fifteenth (15th) of each month for the previous month. Licensor guarantees to Licensee that all individual reports will be held strictly confidential and that only aggregate dollar totals for the entire system will be disclosed to any outside party.

                  B. Submit to Licensor within sixty (60) days after the close of each twelve (12) month period, commencing with the Opening Date, on a form supplied or approved by Licensor, a profit and loss statement for such twelve (12) month period, and a balance sheet containing a statement of retained earnings or partnership account as at the end of the period, both prepared by an independent public accountant as may be acceptable to Licensor and warranted by the Licensee to be true and correct.

                  C. Submit to Licensor within sixty (60) days after the year end all telephone numbers used by Licensee in connection with its travel agency operation, together with the "cover pages" of the prior month's bills for each of such numbers, showing their respective billing names and addresses.

                  D. Submit to Licensor such other periodic forms and reports as may be prescribed by Licensor.

         11.2 Licensee shall preserve, for a period of not less than six (6) years, all accounting records and supporting documents relating to Licensee's business.
                                   ARTICLE XII
                                   ADVERTISING
                                   -----------

         12.1 Licensee shall contribute the sum of One Hundred Fifty Dollars ($150.00) per month to the local Travel Network Cooperative Advertising Fund, provided same has been established with Licensor's prior approval, in Licensee's marketing area. This Advertising Fee shall be payable on a monthly basis starting with the first full month of operations as a "Travel Network Licensee." In addition, Licensee shall contribute Fifty Dollars ($50.00) to the advertising information monthly/On-line fund ("AIM/On-Line"). This contribution is used to produce collateral advertising materials and to pay third party unaffiliated companies who provide computer services to the on-line Internet system.

         The AIM/On-Line payments referred to herein will be paid in the same manner as all Service Fees, i.e., automatic payment plan.

         The AIM/On-Line payments referred to herein shall be adjusted on September 1st of each year on the basis of the change in the Consumer Price Index, as defined in this Agreement.

         12.2 The local advertising cooperative that Licensee must join shall submit any and all advertising and promotional materials to be used by the cooperative to Licensor for its prior approval, which approval shall not be unreasonably withheld.

         12.3 In the event a cooperative fund has not been established in Licensee's marketing area, Licensee shall spend a minimum of One Hundred Fifty Dollars ($150.00) per month for local advertising and promotion, provided that all advertising material and promotional schemes and the location of advertising material shall be approved in writing, in advance, by Licensor, which approval may not arbitrarily or unreasonably be withheld. Licensee shall use the advertising mats, formats and layouts as designated by Licensor from time to time. Licensee shall refrain from using in its own advertising the image or visual likeness of any individual, real or fictitious, unless it has first obtained the consent and approval in writing of Licensor. Any such image or likeness may be used only as approved by Licensor. Licensee shall cause all advertising material prepared by it for use to reproduce the Travel Network(R) name and other Proprietary Marks exactly and accurately and with appropriate trademark registration notices, and shall refrain from the use of any other names in association with the Travel Network(R) name and other Proprietary Marks unless consented to and approved in writing by Licensor. Licensor and its agents shall have the right, without notice, to enter upon the Licensee's office

        _______ INITIALS

        _______ INITIALS
premises and seize any objectionable signs or other advertising or promotional material, and to keep or destroy same without paying therefor, and without being deemed guilty of trespass or other tort. Licensee shall submit invoices and tear sheets to Licensor, on a monthly basis, to evidence that he has spent the minimum amount of One Hundred Fifty Dollars ($150.00) on local advertising and promotion.

                                  ARTICLE XIII
                           LOCATION AND MARKETING AREA
                           ---------------------------

         13.1     The  scope  of  Licensee's   marketing   area  is  subject  to
applicable laws.

         13.2 Except for Rural Program licensees, a licensee receives an area of primary responsibility ("APR") which will vary in size and dimensions. The criteria used for determining the boundaries of the APR include: the number of residential homes, condominiums and/or apartments; the number of business offices; the number of large commercial organizations; the apparent degree of affluence of residents and businesses within the APR; major and restricting topographical features which clearly define contiguous areas, such as rivers, mountains, major freeways, and undeveloped land areas; the automobile and walking traffic that passes and/or is active in the APR; and the density of residential and business entities. As a result of these considerations, different APRs may vary significantly in size. The determination of the APR shall be made and agreed upon between Licensor and Licensee. The APR so selected is described in writing and set forth on a map in Schedule "A", attached hereto and hereby made a part of this Agreement. Licensee may relocate his office within the same APR, and open additional or branch offices therein, but only with the prior written consent of Licensor, which shall not be unreasonably withheld.

                                   ARTICLE XIV
                                   TERMINATION
                                   -----------

         14.1 If Licensor shall be in default under the terms of this Agreement, and such default shall not be cured within thirty (30) days after Licensor's receipt of a written Notice to Cure from Licensee specifying such default, then, in addition to all other remedies at law or in equity, Licensee may immediately terminate this Agreement. Termination of the Agreement under such circumstances shall become effective immediately upon the receipt of a written Notice of Termination by Licensor.

         14.2 Subject to such notice and other requirements as may be imposed by law, Licensor shall have the absolute right to terminate this Agreement, by simple written notice to Licensee, upon, or at any time after, the occurrence of any of the following events:

                  A. In the event Licensee is insolvent or adjudicated a bankrupt, or has an order for relief filed for or against it under the Federal Bankruptcy Laws, or makes an assignment for the benefit of creditors, and such condition is not remedied within thirty (30) days after Licensee's receipt of a Notice to Cure; or in the event that a receiver is appointed for Licensee and such receiver is not removed within thirty (30) days after written notice from Licensor to Licensee to obtain such removal.

                  B. In the event Licensee defaults in the performance or observance of any obligations under this Agreement or under Licensor's Confidential Manuals then in effect, and such default is not remedied to Licensor's satisfaction within thirty (30) days after Notice to Cure is received by Licensee.

                  C. The assignment, transfer or sale of the travel agency office, or of any interest therein, or the merger or consolidation of the travel agency office, other than as permitted under Article XVII below.

                  D. If the Licensee knowingly or recklessly makes a false representation or material mistake or omission in any of the reports which Licensee may be required to furnish to Licensor pursuant to the License Agreement or in accordance with the Confidential Manuals.

        _______ INITIALS

        _______ INITIALS

                  E. If the Licensee or any officer, partner, member, director or stockholder of Licensee is convicted of any crime which, in the opinion of Licensor, may adversely affect the goodwill or interest of Licensor or the Licensee's business.

                  F. If the Licensee fails to locate and open his agency for business within six (6) months from the date Licensor executes this Agreement.

                  G. If the Licensee's office becomes vacant, abandoned or deserted, or Licensee fails to remain open for business on a full-time basis.

                  H. If this Agreement goes into suspension status for more sixty (60) days or on more than two (2) occasions.

                  I.       If  the  Licensee   fails  to  pay  the   appropriate
authority, within the time specified by law, any taxes or withholding payments.

                  J. The dissolution or the sale of all or substantially all of the assets of the Licensee.

                  K. The loss of or default by Licensee of his ARC and/or its IATAN appointments. The Licensee may not cure the defaults enumerated in subsections C through K above.

         14.3 Termination of this Agreement shall not relieve Licensee of any monetary obligations hereunder remaining due at the date of termination, and Licensee agrees to pay the same to Licensor promptly after termination. Notwithstanding termination, a late fee shall continue to accrue on any overdue obligations of Licensee at the highest rate allowed by law, and Licensee shall continue to be obligated for any and all costs and expenses (including reasonable attorneys' fees) incurred by Licensor in connection with the collection of such obligations, irrespective of whether such costs, expenses and fees are incurred before or after termination.

                                   ARTICLE XV
                          PROCEDURES AFTER TERMINATION
                          ----------------------------

         15.1 Upon termination of this Agreement for any reason, Licensee shall cease to be an authorized Travel Network licensee and shall pay Licensor all sums then owing to Licensor within thirty (30) days.

         15.2 Licensee shall immediately and permanently discontinue and refrain from the use of all names and proprietary marks owned by or associated with Licensor and all similar names and marks, and any name or mark containing the designation "Travel Network" or the word "Network" in any context. In addition, Licensee shall discontinue and refrain from the use of any other names, words or marks which might tend to indicate that Licensee is or was an authorized Travel Network licensee.

         15.3 Licensee shall promptly destroy or surrender to Licensor all signs, stationery, letterheads, forms, operating manuals, printed and advertising matter containing the words "Travel Network" or any other names, words or marks which might tend to indicate the Licensee is or was an authorized Travel Network licensee. The only printed matter excluded from this provision are business records of Licensee's past sales which are maintained for recording purposes only.

         15.4 Licensee shall immediately and permanently discontinue and refrain from all advertising or promotional activities as a Travel Network licensee including, but not limited to, the immediate removal of any signs from Licensee's office which contain the Travel Network name or Proprietary Marks.

         15.5 Licensee shall thereafter refrain from doing anything that might tend to indicate that Licensee is or was an authorized Travel Network licensee.
        _______ INITIALS

        _______ INITIALS

         15.6 Licensee shall maintain all records and reports required pursuant to this Agreement or the Confidential Manuals for a period of not less than two (2) years after the termination of the License Agreement and shall allow Licensor to make a final inspection of Licensee's financial records and books, tax returns and other accounting records.

         15.7 Licensee shall promptly execute such documents and take such steps as may be necessary or appropriate to delete Licensee's listing as a Travel Network licensee in the Yellow Pages of the telephone directory and any other directory, to terminate any other listing which indicates that Licensee is or was affiliated with Licensor, and to cease using all telephone numbers that were previously used by Licensee in connection with the conduct of its franchised travel agency business, except where Licensee was a conversion or purchase conversion licensee, in which case, the foregoing shall not apply.

         15.8 Neither the Licensee, his spouse or minor children, nor any person acting in concert with them or under their control, shall, for a period of one (1) year from the date of termination or non-renewal, or the assignment, transfer or sale of the franchise or any interest therein, operate, manage, be employed by, act as officer, director, agent or consultant for, own, or have any interest, legal or beneficial, direct or indirect, as shareholder, partner, member, co-venturer or otherwise, in any retail travel agency, association tour or charter operation or travel cooperative if:

                  A. Such agency, association tour, operation, charter or travel cooperative is:
                           (i)      Within licensee's APR; or

                           (ii) Within the APR of any other Travel Network franchise that was in operation at the time of the sale, transfer, assignment, termination or non-renewal; or

                           (iii) Within five (5) miles of any part of the outer perimeter of Licensee's APR or the APR of another Travel Network franchise that was in operation at the time of the sale, transfer, assignment, termination, non-renewal; and

                  B. Such agency, association tour or charter operation or travel cooperative, regardless of its location, has aggregate Gross Sales of more than Five Thousand Dollars ($5,000), during the aforesaid one (1) year period, to customers who obtained travel services from or through Licensee during the two (2) year period prior to the sale, transfer, assignment, termination or non renewal.

                  "Gross Sales" means the sale of any form of travel arrangements, service or insurance, whereby the service contracted for has taken place. The term "Licensee" as used in this restrictive covenant includes all legal and beneficial shareholders, partners and members of a corporate, associate or partnership Licensee.

                  C. Inasmuch as the monetary damages flowing from Licensee's failure to promptly and fully comply with all of the obligations set forth in sub-paragraph "A" above are difficult to compute with certainty, Licensee and Licensor agree to liquidate such damages as follows: commencing ten
(10) days after Licensor notifies Licensee of the termination of this Agreement, or commencing ten (10) days after the non-renewal of this Agreement, for each day, or part thereof, that Licensee fails to fully comply with any of the above obligations, Licensee shall pay to Licensor, as liquidated damages, the sum of Fifty Dollars ($50.00) per day. Licensor's right to such liquidated damages shall not impair its right to enjoin Licensee from failing to fully comply with all of the above obligations.

                  D. Licensee shall not employ or seek to employ any person who is at that time employed by Licensor, any Regional President, or by any System licensee, or otherwise, directly or indirectly, to induce such person to leave his or her employment.

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

                                   ARTICLE XVI
                                   SUSPENSION
                                   ----------

         16.1 In the event a payment due from Licensee under Articles I, III, VII, or XII of this Agreement is not received by Licensor within ten (10) days of the due date of such payment, Licensor's obligations and duty to perform under this Agreement shall be suspended until such suspension is lifted as set forth in Section 16.5 below.

         16.2 Suspension shall automatically go into effect ten (10) days after the due date of any payment that is not received by Licensor within that ten (10) day period. No notice by Licensor shall be necessary to effect suspension. However, Licensor shall give notice to Licensee that it has been subjected to suspension, advising Licensee of that fact and the reason for it.

         16.3 During the period of suspension, Licensee may continue to use the Proprietary Marks licensed to it under this Agreement and to conduct business as a Travel Network franchise. However, during the period of suspension, Licensor shall not be obligated to render any performance, assistance or services to or for Licensee, including, but not limited to, using the advertising fund for Licensee's benefit or listing Licensee as a Travel Network licensee in advertising or promotional materials.

         16.4 During the period of suspension, all of Licensee's obligations under this Agreement, including, without limitation, his obligation to timely pay advertising and other fees hereunder, shall continue in full force and effect notwithstanding the suspension of Licensor's duties hereunder.

         16.5 A suspension may be lifted only by Licensor's receipt of payment, in full, of the monies whose non-payment gave rise to suspension, plus a late fee thereon as provided in Section 3.6, plus all other monies and fees since due Licensor under this Agreement (with a late fee thereon if applicable), plus the collection costs, if any, attendant to Licensor's efforts to collect monies from Licensee that were not paid when due. In this regard, Licensee agrees to pay all costs and expenses attendant to Licensor's collection of any past due monies from Licensee, including Licensor's reasonable attorneys' fees attendant thereto, irrespective of whether Licensor be successful in such collection efforts.

         16.6 Licensee agrees that the fact that it may have a complaint against Licensor, or the fact that Licensee may believe Licensor to be in default under this Agreement, shall not be a ground for avoiding suspension or for failing to make any payment required under this Agreement when due. Licensee's sole right, remedy and recourse in such events shall be to make its payments hereunder "under protest" and sue for their recovery and for any other damages that Licensee believes it may be entitled to, and/or to give Licensor notice under Section 14.1 and terminate this Agreement if the default specified in such notice is not timely cured, in which event Licensee shall be subject to the post-termination provisions of Article XV.

         16.7 During any period of suspension, Licensor shall have the right to take payment of any monies due to Licensor from Licensee out of monies due Licensee that come into Licensor's possession or control.

         16.8 Nothing contained in this Article XVI shall be construed as limiting Licensor's right to terminate under Article XIV if Licensor decides to exercise its option to terminate under that section and if the grounds for termination under that section exist.

                                  ARTICLE XVII
                                   ASSIGNMENT
                                   ----------

         17.1 This Agreement is personal, being entered into in reliance upon, and in consideration of, the skill, qualifications and representations of and trust and confidence reposed in Licensee and its principals. Accordingly, neither this Agreement, nor any of the rights or privileges of the license granted hereunder, nor any interest in the travel agency office, shall be sold, assigned, or transferred without the prior written consent of Licensor, which shall not be unreasonably withheld. Any transfer, sale or assignment made without Licensor's prior written consent shall be void. Without limiting the reasons for Licensor withholding its consent, it is agreed that Licensor shall have the absolute right to withhold its consent for any of the following reasons:

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

                  A. Failure of the proposed assignee, purchaser or transferee, and of all persons having a legal or beneficial interest in the assignee, purchaser or transferee, to make full and accurate written disclosure of their business backgrounds, financial status and credit worthiness;

                  B. Failure of all legal and beneficial shareholders of a proposed corporate transferee, assignee or purchaser to personally guarantee such corporation's obligations to Licensor in the form and manner prescribed by Licensor;

                  C. Failure of the existing Licensee, and all of its officers, directors, shareholders, partners and members, and the proposed new licensee, and all of its officers, directors, shareholders, partners and members, to execute general releases in favor of Licensor, any subsidiary and/or affiliated corporation of Licensor, and their respective officers, directors, partners, shareholders, employees and agents, for all claims and causes of action which accrued prior to the date of the sale, assignment or transfer, provided, however, that all rights enjoyed by the Licensee and any causes of action arising in its favor from the provisions of Article 33 of the New York General Business Law and the regulations issued thereunder shall remain in force; it being the intent of this proviso that the non-waiver provisions of
Section 687.4 and 687.5 of the G.B.L. be satisfied;

                  D.       Any   existing   default  by   Licensee   under  this
Agreement, or under any other agreement between the Licensee and Licensor, as of the time that the sale, transfer or assignment is proposed;

                  E. Failure of the proposed operators of the transferred, sold or assigned franchise to undergo the necessary training to operate a Travel Network franchise;

                  F. The proposed new Licensee, or any of its officers, directors, shareholders, partners or members, (legal or beneficial) having any interest in any other travel business or operation that is not franchised by Licensor;
                  G. Failure of the proposed new licensee to execute the then-current form of License Agreement, with accompanying documents, being offered by Licensor to new licensees; provided, however, that the proposed new licensee shall not be required to pay the Initial License Fee under that new form of agreement; that the duration of the franchise under that new form of agreement shall be equal to the balance of the existing Licensee's term under this Agreement; and that, until such time as the unexpired term of the existing Licensee shall come up for renewal, the Service and Advertising Fees due under that new form of agreement shall be the same as those that would have been due under this Agreement;

                  H. Failure to pay Licensor the non-refundable Two Thousand Dollars ($2,000) Transfer Fee that must accompany Licensor's consent to any transfer, assignment, or sale. No part of such Two Thousand Dollars ($2,000) Transfer Fee is refundable, even if the proposed transfer, sale or assignment is not consummated or becomes undone for any reason whatsoever.

                  "Sale, transfer or assignment" includes the consolidation or merger of a corporate Licensee.

                  "Sale, transfer or assignment" does not include the passing of any interest in the franchise to the heirs of Licensee, its shareholders, partners or members, upon death, but does include any sale, transfer or assignment by such heirs for which, at a minimum, all of the conditions set forth in Paragraphs "A" through "H" above must be met;

                  I. Licensee shall be required to provide written notice of any bona fide sale transfer or assignment of the franchise and the terms of said offer. Licensor shall have thirty (30) days in which to elect whether it wishes to acquire Licensee's franchise under the same terms and conditions as are set forth in the third party offer;

                  J. Licensor will consent to any sale, transfer or assignment that is solely a transaction between the partners, members or shareholders of a corporate, partnership or associate Licensee, provided:

        _______ INITIALS

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

                           (i) Such partners, shareholders or members were partners, shareholders or members at the time of the execution of this Agreement, and

                           (ii)     Such  partners,   shareholders   or  members
                                    personally guaranteed Licensee's obligations under this Agreement, and

                           (iii)    Conditions in Sections  17.1 "C"and  17.1"D"
                                    above,   regarding   general   releases  and
                                    defaults, are satisfied.

                  In the case of such a sale, assignment or transfer, the balance of the conditions set forth Section 17.1 above need not be met;

                  K. Licensor will consent to any sale, transfer or assignment that is solely between Licensee and a corporation formed by Licensee, provided:

                           (i) None of the legal or beneficial shareholders of such corporation is anyone other than Licensee, or its partners or members, if Licensee is a partnership or association, and

                           (ii) Conditions in Section 17.1 "B", "C" and "D" above, regarding guarantees, general releases and defaults, are satisfied. In the case of such a sale, assignment or transfer, the balance of the conditions set forth in
                                    Section 17.1 need not be met;

                  L. Licensor shall have the right to assign and/or delegate any or all of its rights, duties and obligations hereunder to any third party to the extent permitted by law. At such time as Licensor may assign or delegate its responsibilities or rights herein, written notification of said assignment or delegation must be made to Licensee by Licensor within thirty (30) days thereafter.

                                  ARTICLE XVIII
                         DEATH OR INCAPACITY OF LICENSEE
                         -------------------------------

         Upon the death or mental incapacity of Licensee, Licensor shall not terminate this Agreement, provided:

                  A. The travel agency office remains fully operational, and

                  B. The Licensee does not default under this Agreement, following the death or incapacity of the Licensee or one or more of its shareholders or partners.

         Any sale, transfer, or assignment by the personal representatives or heirs shall be dealt with in the manner set forth in Article XVII above.

                                   ARTICLE XIX
                                    HEADINGS
                                    --------

         The titles or headings to sections of this Agreement are not a part of this Agreement and shall have no effect upon the construction or interpretation of any part thereof.

                                   ARTICLE XX
                            CONSTRUCTION OF AGREEMENT
                            -------------------------

         This Agreement, and any controversies relating thereto shall be governed by, interpreted, and resolved under the laws of the State of New Jersey. In the event Licensee's travel agency office is located in a state which

        _______ INITIALS

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

has statutory franchise laws that are different from those of the law of the State of New Jersey, the law of the State of New Jersey shall govern, to the exclusion of the statutory franchise laws of any other state, it being agreed by the parties that the State of New Jersey has the most significant contacts with and the paramount state interest in any controversy relating to this Agreement. In the event that any provision of this Agreement shall be held invalid or unenforceable, it shall be deemed modified, but only to the extent necessary to make it lawful. To effect such modification, the said provision shall be deemed deleted, added to and/or rewritten, whichever shall most fully preserve the intentions of the parties as originally expressed herein.

                                   ARTICLE XXI
                                   ARBITRATION
                                   -----------

         21.1 In the event any party is required to employ legal counsel or to incur other reasonable expenses to enforce any obligation of another party hereunder, or to defend against any claim, demand, action, or proceeding by reason of another party's failure to perform any obligation imposed upon such party by this Agreement, and provided that legal action is filed by or against the first party and such action or the settlement thereof establishes the other party's default hereunder, then the prevailing party shall be entitled to recover from the other party the amount of all reasonable attorneys' fees of such counsel and all other expenses reasonable incurred in enforcing such obligation or in defending against such claim, demand, action, proceeding whether incurred prior to or in preparation for or contemplation of the filing of such action thereafter. Nothing contained in this Paragraph shall relate to arbitration proceeding pursuant to this Agreement.

         21.2 Except as otherwise specifically provided in this Agreement, the parties agree that in all contract disputes that cannot be amicably settled shall be determined solely and exclusively by arbitration under the Federal Arbitration Act as amended and in accordance with the rules of the American Arbitration Association or any successor thereof. Arbitration shall take place at an appointed time and place in the State of New Jersey, County of Bergen.

         21.3 Each party shall select one (1) arbitrator (who shall not be counsel for the party), and the two (2) so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven
(7) days after arbitration is requested, or if the two (2) arbitrators shall fail to select a third arbitrator within fourteen (14) days after arbitration is requested, then an arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either party. Judgment upon any award of the majority of the arbitrators may grant any relief which might be granted by a court of general jurisdiction, including, without limitation, by reason of enumeration, award of damages (but excluding injunctive relief), and may, in the discretion of the arbitrators, assess in addition the costs of arbitration, including the reasonable fees of the arbitrators and reasonable attorneys' fees, against either or both parties, in proportions as the arbitrators shall determine.

                                  ARTICLE XXII
                              LIMITATIONS OF ACTION
                              ---------------------

         Licensee does hereby agree and stipulate, notwithstanding any other existing or prevailing statutes or codes, that any and all claims, charges, suits, or causes of action which arise in favor of Licensee against Licensor by reason of this Agreement must be commenced not later than one (1) year from the earliest accrual date of such claims, charges, suits or causes of action.

                                  ARTICLE XXIII
                                     NOTICES
                                     -------

         23.1 Any notices to be given hereunder shall be in writing, and may be delivered personally or by mail with postage fully prepaid.

         23.2 Any notice to be delivered to Licensor shall be addressed to it at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07032.

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

         23.3 Any notice to Licensee shall be delivered to the address set forth on Page One of this Agreement or to the address of Licensee's travel agency office.

         23.4 The address specified herein for service of notices may be changed at any time by the party making the change giving written notice to the other party. Any notice delivered by mail shall be deemed delivered five (5) days after mailing.

                                  ARTICLE XXIV
                           REPRESENTATIONS AND RECEIPT
                           ---------------------------

         24.1 Licensee acknowledges the receipt of Licensor's financial statements and Offering Prospectus where required by prevailing law, all proposed agreements relating to the sale of this franchise to Licensee, and an opportunity to review Licensor's current Confidential Manuals, no less than ten
(10) days prior to the execution of this Agreement.

         24.2 Each of the undersigned parties warrants that he has full authority to sign and execute this Agreement. If Licensee is a corporation or partnership, the individuals executing this Agreement on behalf of such corporation or partnership warrant to Licensor, both individually and in their own capacities as partners or officers, that all of the partners in the partnership, or all of the shareholders of the corporation, have read and approved this Agreement, including any restrictions which this Agreement places upon the right to transfer their interest in the partnership or corporation.

         24.3 Licensee acknowledges that he has conducted an independent investigation of this franchise, and recognizes that the business venture contemplated by this Agreement involves business risks and that the success of this franchise will be totally dependent upon the ability of the Licensee as an independent businessperson. Licensor expressly disclaims the making of, and Licensee acknowledges that he has not received any warranty or guarantee, express or implied, as to the potential volume, profits, earnings or potential earnings or success of the business venture contemplated by this Agreement.

                                   ARTICLE XXV
                             MODIFICATION AND WAIVER
                             -----------------------

         This document constitutes the entire agreement of the parties. No representation, warranty, covenant, projection, earnings claim, promise or agreement, even if previously or contemporaneously made, shall survive the signing of (or be implied from anything contained in) this document unless it be expressly stated herein or in the Offering Prospectus given to Licensee. Except as provided under Article XX, this Agreement may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought to be enforced. The failure (whether or not knowing and whether or not prolonged) to take action against a breach or default under this Agreement shall not be construed as a waiver of the right to take action against such or similar breach or default, it being understood that no waiver shall be effective and no waiver is to be relied upon unless it be made in a writing signed by the party charged with it.

                                  ARTICLE XXVI
                   INDEPENDENT CONTRACTOR AND INDEMNIFICATION
                   ------------------------------------------

         26.1 It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that Licensee shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever.

         26.2 During the term of this Agreement, and any extensions hereof, Licensee shall hold itself out to the public as an independent contractor operating the business pursuant to a license from Licensor. Licensee agrees to

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

takes such action as may be necessary to do so, including, without limitation, exhibiting a notice of that fact in a conspicuous place in Licensee's office (the content of which Licensor reserves the right to specify), and (as and if directed by Licensor) in its advertising and on its forms, stationery, and promotional materials.

         26.3 It is understood and agreed that nothing in this Agreement authorizes Licensee to make any contract, agreement, warranty, or representation on Licensor's behalf, or to incur any debt or other obligation in Licensor's name; and that Licensor shall in no event assume liability for, or be deemed liable hereunder as a result of, any such action, or by reason of any act or omission of Licensee in any of its operations hereunder or any claim or judgment arising therefrom against Licensor. Licensee shall indemnify and hold Licensor, and Licensor's officers, shareholders, directors, agents and employees harmless against any and all such claims arising directly or indirectly from, as a result of, or in connection with, Licensee's operation of the business licensed hereunder, as well as the costs, including attorneys' fees, of defending against them, but such indemnification shall not extend to the breaches or civil wrongs of the Licensor.

     IN WITNESS WHEREOF the parties have signed this Agreement the _____ day of _________ , 2 __


Licensee _________________________  Licensee __________________________________


                                    Regional President __________(If Applicable)


                                    ETRAVNET.COM, INC.


                                    By:_________________________________________



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




                               ETRAVNET.COM, INC.

                     START-UP FULL SERVICE LICENSE AGREEMENT
                     ---------------------------------------

                                  SCHEDULE "A"


                         Area of Primary Responsibility


   The following sets forth Licensee's Area of Primary Responsibility ("APR"):


                    -----------------------------------------

                    -----------------------------------------

                    -----------------------------------------

                                                                     EXHIBIT "A"

                               ETRAVNET.COM, INC.

                                    GUARANTEE
                                    ---------

        The undersigned acknowledge having read that certain License Agreement dated , between ETRAVNET.COM, INC. ("ETRAVNET") and ("Start-Up Full Service Licensee") (the "Agreement").

         As an inducement for, and in consideration of, ETRAVNET's entry into the Agreement, the full, prompt and faithful performance of all of Start-Up Full Service Licensee's obligations thereunder, as the same may be modified from time to time, including Start-Up Full Service Licensee's obligations of payment and indemnity, are hereby guaranteed, jointly and severally, by the undersigned. Without limiting the foregoing, the undersigned hereby personally assume the obligations set forth in Articles III and X of the Agreement, without thereby diminishing Start-Up Full Service Licensee's continuing obligations in that regard.

         The resolution of any controversy relating to this Guarantee shall be pursued and had in the same manner provided in Article XVII of the Agreement, using the guarantors' respective addresses as designated below or as hereafter changed in the manner prescribed by Article XX of the Agreement.

         This Guarantee may not be altered, modified, terminated, discharged or waived except in the manner indicated in Article XIII of the Agreement. Alteration, modification, termination or discharge of the Agreement, or of the obligations of one or more of the undersigned, may be made without the consent or notice to the rest of the undersigned and without thereby diminishing the undersigned's full unlimited guarantee of all of Start-Up Full Service Licensee's obligations under the Agreement as modified.

         Each of the undersigned acknowledge that ETRAVNET may demand, and shall be entitled to receive, payment in full from him under this Guarantee without first attempting to collect payment of the obligations guaranteed hereunder from Start-Up Full Service Licensee or the other guarantors.

         The undersigned waive the right to assert any set-off or counterclaim or any defense available to Start-Up Full Service Licensee in any action brought against the undersigned under this Guarantee.

         This Guarantee shall be binding upon the legal successors of the undersigned.

         This Guarantee shall survive the expiration or termination of the Agreement.

         Wherever the test of this Guarantee requires, the use of the plural or the masculine shall denote also the singular or the feminine.


Dated _______________________                   ________________________________

                                                ________________________________

                                                ________________________________

                                                ________________________________

                                                                     EXHIBIT "B"

                                 ETRAVNET.COM, INC.

                     TRANSFER OF FRANCHISE TO A CORPORATION
                     --------------------------------------

         The undersigned, an officer, director and owner of a majority of the issued and outstanding voting stock of the corporation set forth below and the Start-Up Licensee of the Travel Agency under a Start-Up License Agreement executed on the date set forth below, between himself and ETRAVNET.COM, INC., as Licensor, granting him a license to operate at the location set forth below and the other undersigned directors, officers and shareholders of the corporation, who together with Start-Up Full Service Licensee constitute all of the shareholders of the corporation, in order to induce Licensor to consent to the assignment of the Start-Up Full Service License Agreement to the corporation in accordance with the provisions of Article XIII of the Start-Up Full Service License Agreement, agree as follows:

         1. The undersigned Start-Up Full Service Licensee shall remain personally liable in all respects under the License Agreement and all the other under signed officers, directors and stockholders of the corporation intending to be legally bound hereby, agree jointly and severally to be personally bound by the provisions of the Start-Up License Agreement, to the same extent as if each of them were the Start-Up Licensee set forth in the Start-Up License Agreement and they jointly and severally personally guarantee all of the Start-Up Licensee's obligations set forth in said Agreement.

         2. The undersigned agree not to transfer any stock in the corporation without the prior written approval of the Licensor and agree that all stock certificates representing shares in the corporation shall bear the following legend:

                  "The shares of stock represented by this certificate are subject to the terms and conditions set forth in a Start-Up
                  License Agreement dated ____________, 20_____ , between ____________________and ETRAVNET.COM, INC."

         3. _________________________or his designee shall devote his best efforts to the day-to-day operation and development of the Travel Agency.

         4. ___________________hereby agrees to become a party to and to be bound by all of the provisions of the License Agreement executed on the date set forth below between Start-Up Licensee and ETRAVNET.COM, INC., to the same extent as if it were named as the Start-Up Full Service Licensee herein.

Date of Start-Up License Agreement: ________________________________________

Location of Travel Agency: _________________________________________________

WITNESS:

____________________________                        ____________________________

____________________________                        ____________________________

____________________________                        ____________________________
                                                         Name of Corporation

ATTEST:

_______________________________     By:___________________________________(SEAL)


        In consideration  of the execution of the above agreement  ETRAVNET.COM,
INC.,   hereby   consents  to  the  above   referred  to   assignment   on  this
___________________ day of__________________, 20____.


                                    ETRAVNET.COM, INC.

                                    By:_______________________________ ( SEAL )

                                                                     EXHIBIT "C"

                               ETRAVNET.COM, INC.

                            CONFIDENTIALITY AGREEMENT
                            -------------------------

        THIS AGREEMENT is entered into this _____ day of ______________, 20_______, by and between ______________________________ of _________________
("Start-Up Licensee" or "Franchisee") and _______________________("Manager").

         WHEREAS, Franchisee has entered into an ETRAVNET License Agreement ("License Agreement") with ETRAVNET.COM, INC. as Franchisor ("Franchisor") for the exclusive right and license to operate a Travel Network Franchise ("Agency") located at

         WHEREAS, as a condition for entering into said Franchise Agreement, Franchisee agreed that should he seek to have a Manager manage and/or work at his Franchise, Franchisee would cause said person to enter into a certain Confidentiality Agreement containing the terms set forth herein.

         WHEREAS, concurrently with entering into an arrangement whereby such Manager undertakes to manage and/or work at this Agency, such person hereby agrees to execute this Agreement.

         NOW, THEREFORE, in consideration of the premises, the covenants of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       Term of Agreement.
                  ------------------

         The term of this Agreement shall begin on the date hereof and end on the effective date of termination, whether for cause or otherwise, of employment of Manager by Franchisee, injunction restraining Manager's competition in contravention of the Covenant Not-to-Compete and/or disclosure of Confidential Information.

         2.       Confidential Information.
                  -------------------------

         Manager agrees that the information and material contained in the ETRAVNET Manual ("Manual"), any amendments or modifications thereto, any trade secrets or certain other information disclosed or divulged by Franchisor or Franchisee, their servants, agents, employees or others in Proprietary
Information. "Proprietary Information" means information not available in the trade or to the public and which is disclosed only to persons in a confidential relationship with either the Franchisor or Franchisee or to those persons whose access to such information is on a need-to-know basis, including, without limitation, all materials contained in the Manual, periodic memoranda, processing systems or instructional materials, development or financing methods of Franchisor or Franchisee, marketing plans, sales methods or customer lists of Franchisor or Franchisee or any other specific confidential business matter owned by Franchisor or loaned to Franchisee. Manager agrees not to disclose, divulge or transfer to any third party, except in the pursuit of ETRAVNET's business, any Proprietary Information acquired by Franchisee, Manager by any means whatsoever in connection with Franchisee's Travel Network Franchise. Manager further agrees that upon termination or expiration of his term of employment, for cause or otherwise, he will not take with him in any written form any of the information contained in the Manual or in any amendments or modifications thereto, nor will he duplicate or reproduce same for his own use or for the use of any third party.

         3.       Covenant Not-to-Compete.
                  ------------------------

         During the term of this Agreement as set forth herein and for a period of two (2) years thereafter, Manager agrees and covenants that he will not in any way, directly or indirectly, have any interest as an owner, partner, director, officer, employee, consultant, representative, or in any other capacity, in any franchised travel business or join another franchised travel system, either as a salesman selling franchises, servicing a franchised system, or join as a franchisee located or operating at the premises or within ten (10) miles of such premises or any other Travel Network franchisee's Area of Primary Responsibility involving significant or insignificant part, the sale of products and services then offered by Travel Network franchisees under the then-current Franchise Agreement, nor shall Manager either directly or indirectly, for himself, or through, or on behalf of, or in conjunction with any person, persons, partnership or corporation, divert or attempt to divert, any business or customer of the business franchised hereunder to any competitor by direct or indirect inducement or otherwise.

         4.       Inadequate Remedy At Law.
                  -------------------------

         Manager acknowledges and agrees that any violation of the Confidential Information and the Covenant Not-to-Compete sections set forth in Sections 2 and 3 herein will cause Franchisor irreparable injury which cannot be adequately compensated by damages. Accordingly, in the event of breach of either Section 2 or Section 3 or both, Franchisor shall be entitled, without limiting any other available remedies, to seek an injunction restraining Manager's competition in contravention of the Covenant Not-to-Compete and/or disclosure of Confidential Information.

         5.       Governing Law.
                  --------------

         This Agreement will be governed by and construed in accordance with the laws of the State of New Jersey.

         6.       Severability.
                  -------------

         The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         7.       Owner/Third Party Rights.
                  -------------------------

         As the owner of the Proprietary Information and therefore as a third party beneficiary of this Agreement, ETRAVNET shall have the absolute right and authority to enforce the terms of this Agreement, at the sole cost and expense of Franchisee.

         8.       Notices.
                  --------

         Unless and until such written notice shall be delivered in accordance with the provisions set forth herein, any and all notices and all other communication provided for herein shall be in writing and shall be given by personal service or by depositing same in the United States Mail is sent by registered or certified mail, postage prepaid and addressed:

         To Franchisee at:          ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

         and to Manager at:         ____________________________________________
                                    ____________________________________________
                                    ____________________________________________


         with copies to:            ETRAVNET.COM, INC.
                                    560 Sylvan Avenue
                                    Englewood Cliffs, NJ 07632

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands, as of the date and year first above written.


                                    ___________________________________________
                                    Start-Up Licensee


                                    By: _______________________________________


                                    ___________________________________________
                                    as Manager


                                    ___________________________________________
                                    Name Printed


                                    ___________________________________________
                                    Address

                                    ___________________________________________


                                    ETRAVNET.COM, INC.


                                    By ________________________________________

                                                                     EXHIBIT "D"

                               BANK AUTHORIZATION FORM
                               -----------------------

         This form is to be forwarded to your bank, and a copy faxed back to us at 201-871-7676.

                  (a) Return one copy to ETRAVNET.COM, INC.
                  (b) Authorization to Honor Electronic Payments Drawn by Travel
                      Network Ltd.

         TO: _______________________________________________
                           (Name of Bank)

____________________________________________________________
                           (Branch Address)

____________________________________________________________
                           (City & State)

The undersigned hereby requests and authorizes you to pay and charge to the undersigned's account, electronic transfer payments drawn on that account by and payable to the order of Travel Network Ltd. (Bank of New York, Account No. 610-4671-991) provided there are sufficient funds in said account to pay the same upon presentation. It is agreed that your rights with respect to each electronic transfer shall be the same as if it were drawn on you and signed personally by the undersigned.

It is also agreed that the amount of each electronic transfer will not exceed $ ________ per month per transfer.

This authorization shall remain in effect until revoked by the undersigned in writing, and it is agreed that you will be fully protected in honoring any such electronic transfer until such revocation is received by you.



__________________________________________________   ___________________________
         Account Title                                        Account Number

__________________________________________________   ___________________________
         Bank ABA/Routing #                                   Signature

__________________________________________________
         Date

                                                                     EXHIBIT "E"

                         TELEPHONE ASSIGNMENT AGREEMENT
                         ------------------------------

        THIS TELEPHONE ASSIGNMENT AGREEMENT is made as of this ___________ day of __________________ , 20____ by and between _____________________________
(hereinafter the "Assignor") and ETRAVNET.COM, INC., a New York corporation (hereinafter the "Assignee").

                              W I T N E S S E T H:

         WHEREAS, the Assignee has developed and owns the proprietary system ("System') for the operation of a travel agency business under the service mark and logo TRAVEL NETWORK (the "Franchised Business");

         WHEREAS,  the  Assignor  has  been  granted  a  license  to  operate  a
Franchised     Business     pursuant    to    a    License    Agreement    dated
__________________________, in accordance with the System;

         WHEREAS, in order to operate his/her Franchised Business, the Assignor shall be acquiring one or more telephone numbers, telephone listings and telephone directory advertisements; and

         WHEREAS, as a condition to the execution of the License Agreement, the Assignee has required that the Assignor assign all of its right, title and interest in its telephone numbers, telephone listings and telephone directory advertisements to the Assignee in the event of a termination of the License Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Assignment. In the event of termination of the License Agreement, and in order to secure continuity and stability of the operation of the System, the Assignor hereby sells, assigns, transfers and conveys to the Assignee all of his/her right, title and interest in and to certain telephone numbers, telephone listings and telephone directory advertisements pursuant to which Assignor shall operate his/her Franchised Business in accordance with the terms of the License Agreement; provided, however, such Assignment shall not be effective unless and until the License Agreement is terminated in accordance with the provisions thereof.

         2. Representation and Warranties of the Assignor. The Assignor hereby represents, warrants and covenants to the Assignee that:

                  (a) As of the effective date of the Assignment, all of the Assignor's obligations and indebtedness for telephone, telephone listing services and telephone directory advertisement services shall be paid and current;

                  (b) As of the date hereof, the Assignor has full power and legal right to enter into, execute, deliver and perform this Agreement;

                  (c) This Agreement is a legal and binding obligation of the Assignor, enforceable in accordance with the terms hereof;

                  (d) The execution, delivery and performance of this Assignment does not conflict with, violate, breach or constitute a default under any contract, agreement or instrument to which the Assignor is a party or by which the Assignor is bound, and no consent of nor approval by any third party is required in connection herewith; and

                  (e) The Assignor has the specific power to assign and transfer its right, title and interest in its telephone numbers, telephone listings and telephone directory advertisements, and the Assignor has obtained all necessary consents to this Assignment.

         3. Effect on Telephone Company. This Agreement shall serve as notice to the appropriate telephone company that this Assignment has been agreed to by the Assignor and that it is binding on the telephone company without Assignee having to do anything further.

         4. Miscellaneous. The validity, construction and performance of this Assignment shall be governed by the laws of the State of New Jersey. All agreements, covenants, representations and warranties made herein shall survive the execution hereof. All rights of the Assignee shall inure to its benefit and to the benefit of its successors and assigns.

         IN WITNESS WHEREOF, each of the parties have executed this Assignment as of the day and year first written above.

                                            ASSIGNEE:

                                            ETRAVNET.COM, INC.


                                            By:_______________________________

                                            ASSIGNOR:


                                            By:________________________________

                                                                     EXHIBIT "F"

                               ETRAVNET.COM, INC.
                               LICENSE AGREEMENT

                               SUBLEASE AGREEMENT
                               ------------------

     THIS  SUBLEASE  made as of this ______ day of  __________________,  20_____
("Sublease"), by and between ETRAVNET.COM, INC., a New York corporation having its office at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (hereinafter "Sublessor"), and _______________________, having his/her principal residence at _______________________________________________ (hereinafter "Sublessee"):


        1.     Sublease:
               ---------

               (a) This Sublease is subject to and subordinate in all respects to the Wal-Mart Shopping Center Lease Agreement (hereinafter "Head Lease") heretofore entered into between the Sublessor herein as the Lessee and Wal-Mart Stores, Inc., as the Lessor, a copy of which Head Lease in is attached hereto as Exhibit "A"; and by this reference made a part hereof as if fully set forth herein.

               (b) Sublessee agrees that nothing herein contained shall be deemed to grant Sublessee any rights which would conflict with any of the covenants and conditions of said Exhibit "A" and Sublessee agrees that he/she will do nothing in, on or about the demised premises or fail to do anything which would result in a breach of Sublessor of its undertakings and obligations under the Head Lease.

               (c) Nothing contained herein shall be construed as a guarantee by Sublessor of any of the obligations, covenants, warranties, agreements, or undertakings of Lessor in the Head Lease nor as an absolute or unconditional undertaking by Sublessor to perform the obligations of Lessor on the same terms as are contained in the Head Lease.

        2.     Premises:
               ---------

               (a) Sublessor hereby subleases to Sublessee and Sublessee hires from Sublessor, the premises known as Wal-Mart Supercenter #________ and the space located therein (hereinafter "Premises"), to be used by Sublessee only as a licensee of ETRAVNET.COM, INC. (hereinafter "Licensor") for the sole purpose of operating a "Travel Network Vacation Central" agency ("Agency") subject to the terms of a certain License Agreement entered into by and between Sublessor and Sublessee, dated ___________________, 20____ ("License Agreement").

               (b)  Sublessee  acknowledges  that the Premises are not presently suitable for use as an Agency and agrees to complete those leasehold improvements at Sublessee's sole cost and expense in conformity with all of the terms of the Head Lease and in general conformity with the prototype plans and designs for the Agency.

               (c) Sublessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of federal, state and local governments and of any and all their departments and bureaus applicable to said Premises.

               (d) Before commencing any work or installing any fixtures or equipment in connection with repair or alteration of the Premises, Sublessee shall:

                      1. Obtain the necessary consents, authorizations and licenses from the federal, state and/or municipal authorities asserting jurisdiction over the work to be done, and no work shall be started or equipment installed unless and until all such necessary consents, authorizations and licenses shall first have been duly obtained by the Sublessee and/or his/her contractor or other persons doing the work or installing the equipment on behalf of Sublessee. The foregoing shall not apply if Sublessor assumes responsibility for obtaining the foregoing;

                      2. Subject to the prior approval of the Lessor, enter into proper contracts with contractors, subcontractors and materialmen, which contracts will provide, among other things, that said work shall be done and equipment installed in good workmanlike manner and in accordance with the plans and specifications previously approved, and consents, authorizations and licenses previously obtained, and which contracts shall provide that the contractor or other persons referred to above will look solely to the Sublessee for payment and will hold the Sublessor and the Premises free from all liens and claims of any persons furnishing labor or furnishing materials therefor, or both, and will also provide similar waivers or rights to file liens obtained from any and all of said contractors, subcontractors and materialmen; copies of said contracts together with duly executed waivers of the right to file liens executed by the contractors or other persons referred to above shall be furnished to the Sublessor;

                      3. Sublessee shall also indemnify and save harmless Sublessor against any and all bills for labor performed and equipment, fixtures and material furnished to Sublessee in connection with said work as aforesaid, and against any and all liens, bills or claims therefor or against the Premises; and within twenty (20) days, bond or discharge any such liens, the failure to do so shall be deemed a material breach of this Sublease; and

                      4. Sublessee, at his/her own cost and expense, with respect to any repairs or alterations made by him, shall promptly comply with all laws, ordinances, orders, rules and regulations of each and every department and bureau of the city and state and the United States and any other lawful authority asserting jurisdiction over the Premises, as well as all rules and regulations contained in the Head Lease and shall reimburse Sublessor for any expenses incurred on account of failure by Sublessee to comply with any such requirements, and any expenses so incurred by Sublessor as aforesaid, shall be deemed "additional rent" under this Sublease and due and payable by Sublessee to Sublessor on the first day of the month following the payment of same by Sublessor. Sublessee, or any contractors employed by Sublessee, or any other persons who will do the work or install the equipment as aforesaid, shall be fully covered by Worker's Compensation Insurance and liability insurance in the minimum amount of $1,000,000/$2,000,000 and certificates thereof shall be furnished to Sublessor before commencement of any work by any such contractor or persons as aforesaid.

               (e) If Sublessee requests Sublessor to guarantee an obligation to the architect or contractor commissioned by Sublessee for the improvements, and Sublessor agrees to do so in a separate instrument, Sublessee agrees that any default in payment by Sublessee to the architect or contractor shall constitute a material breach hereof and shall be treated as though Sublessee has defaulted in the payment of rent hereunder. Sublessee acknowledges that any such guarantee will be given by Sublessor merely as an accommodation to Sublessee and Sublessee agrees to hold Sublessor harmless thereunder. This provision shall not be construed to be an agreement by Sublessor to make such a guarantee, which can only be made in a separate instrument.

        3.     Term:
               -----

               (a) This Sublease shall commence on the date hereof and shall end one day prior to the end of the Head Lease.

               (b) Sublessee shall have such options to renew this Sublease as are provided to Sublessor in the Head Lease to renew same, if any, which options shall be conditioned upon Sublessor exercising in each instance, the option in the Head Lease to which Sublessee's option relates and shall be conditioned upon the License Agreement being in full force and effect and Sublessee being in full compliance therewith.

               (c) Each option period, if any, shall run for one (1) day less than the period available to Sublessor under the Head Lease and shall therefore expire one (1) day prior to the end of the then-current term.

        4.     Rental:
               -------

               (a) The fixed rental payable by Sublessee shall be ___________________ Dollars ($________________________); the fixed common area maintenance payable by Sublessee shall be __________________ Dollars ($__________________); the fixed real estate taxes payable by Sublessee shall be ___________________ Dollars ($_______________).

                    The above rental, common area maintenance and real estate taxes are the net payments and shall be absolutely net to the Sublessor without any right of offset, claim or withholding, payable during the initial term of the Head Lease and shall increase during any renewal terms thereof.

               (b) In the event the Head Lease contains a provision which may result in the rental payable by Sublessor under the Head Lease being adjusted on the basis of percentage rent charges, or being adjusted during the term hereof or in any renewal term because of cost of living index changes or other incremental increases, and in the event such an adjustment is in fact made under the Head Lease, the fixed minimum rental payable hereunder shall be adjusted by the same percentage as the rent under the Head Lease is adjusted.

               (c) The fixed monthly rental installments and additional rents and charges shall be paid directly to Sublessor via a direct debit system implemented by the Sublessor. This procedure shall be conducted pursuant to a written agreement entered into between Sublessee and Sublessor which will permit Sublessor to automatically deduct Sublessee's rental payments via electronic funds transfer. This mechanism for payment of rent cannot be altered or cancelled by Sublessee without the prior written consent of the Sublessor.

               (d) Any monies due to Licensor from Sublessee or other payments to be made by Sublessee pursuant to the License Agreement shall be deemed additional rent hereunder.

               (e) All rent payments and other amounts which Sublessee is required to pay to Sublessor hereunder shall bear interest from and after their respective due dates until paid in full at a rate equal to eighteen (18%) percent per annum, calculated and payable weekly. Sublessee acknowledges that this section shall not constitute Sublessor's agreement to accept such payments after they are due or a commitment by Sublessor to extend credit to or otherwise "finance" Sublessee's Agency. Further, Sublessee acknowledges that his/her failure to pay all amounts when due will constitute a breach of this Sublease as provided in Section 10, notwithstanding the provisions of this section. Further, acceptance of any interest payment shall not be construed as a waiver by the Sublessor of its right in respect of the default giving rise to such payment and shall be without prejudice to the Sublessor's right to terminate this Sublease in respect of such default.

        5.     Sublessee's Franchise from Licensor:
               ------------------------------------

               (a) Simultaneously with, or prior to, execution of this Sublease, Sublessee has also entered into the License Agreement solely for the operation of the Agency at the Premises. Sublessee agrees that if the aforesaid License Agreement shall be terminated either by Sublessee or by Licensor for any reason, Sublessor shall, in either event, then have the unqualified and absolute right to terminate this Sublease upon five (5) days' written notice, and at the end of said five (5) day notice period, the Sublessor may re-enter or may institute summary or holdover proceedings to evict Sublessee and all those in possession of the Premises by reason of the termination of this Sublease as herein provided.

               (b) Any uncured default under the License Agreement by Sublessee shall constitute a material default hereunder and shall entitle Sublessor to re-enter the Premises, without being liable for trespass, or institute summary or holdover proceedings to evict Sublessee and all those in possession in the event such default remains uncured, and, wherever the default under the License Agreement shall pertain to the payment of money by Sublessee, such default thereunder shall constitute a default in the payment of rent hereunder and Sublessee shall have all remedies available to it hereunder as though the same were a default in the payment of the fixed minimum rental.

               (c) Any uncured default hereunder shall constitute a material default under the License Agreement and shall entitle the Licensor to terminate the License Agreement on the basis of such default.

        6.     Head Lease Inclusions and Exclusions:
               -------------------------------------

               (a) The parties hereby agree that all of the other covenants and agreements by the Licensor or Sublessor, including all extra charges and obligations, if any, which are contained in the aforesaid Head Lease, including all riders and addenda hereto (being Exhibit "A" hereto) are hereby assumed by Sublessee and by this reference are made a part hereof and included in this Sublease as if herein fully written and as if the words "Sublessor" and "Sublessee" were originally wherever the words "Lessor" and "Lessee" appear therein.

               (b) With reference to the included paragraphs of said Head Lease, pertaining to the insurance obligations of Sublessor which along with all others are hereby taken over from the Sublessor and assumed by Sublessee, it is agreed that the insured parties under all of said insurance policies shall be as their interest may appear (in addition to Sublessee).

               (c) It is further understood by and between the Sublessor and Sublessee hereto that the Licensor/Sublessor shall have no liability whatsoever if Sublessee defaults under the terms of the Head Lease and the Lessor elects to cancel said Head Lease for the Premises.

        7.     Tax and Security Deposits:
               --------------------------

               (a) When and if requested, Sublessee agrees to pay to Sublessor in advance, on each monthly rental payment date, an additional amount equal to one twelfth (1/12) of the annual taxes and assessments levied against the demised Premises for the period for which collected. Sublessor shall use such monies for payment of such taxes or assessments as they become due and payable. In the event such monies are insufficient for such purpose, Sublessee shall immediately, upon notice, pay the difference to Sublessor. In remitting such taxes or assessments, Sublessor shall not be responsible for their validity, accuracy or reasonableness and shall not be required to make advances thereof. Sublessor shall not be required to pay any interest on any payments made hereunder by Sublessee and Sublessee hereby expressly waives any right, statutory or otherwise, to have Sublessor pay interest on said payment.

               (b) Upon execution of this Sublease, Sublessee shall be required to remit to Sublessor a security deposit equal to _______( ) months rent. Said security deposit shall be held by Sublessor, throughout the term of this Sublease, without liability for interest, as security for the faithful performance by Sublessee of all of the terms, covenants and conditions of this Sublease by said Sublessee to be kept and performed during the term hereof.

                      (i) In the event of the failure of Sublessee to keep and perform any of the terms, covenants and conditions of this Sublease to be kept and performed by Sublessee, then Sublessor at its option and without notice may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate Sublessor for loss or damage sustained or suffered by Sublessor due to such breach on the part of Sublessee. Should the entire deposit, or any portion thereof, be appropriated and applied by Sublessor for the payment of overdue rent or other sums due and payable to Sublessor by Sublessee hereunder, then Sublessee shall, upon the written demand of Sublessor, forthwith remit to Sublessor a sufficient amount in cash to restore said security to the original sum deposited, and Sublessee's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this Sublease. Should Sublessee comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Sublessee to Sublessor hereunder, the said deposit shall be returned in full to Sublessee at the end of the term of this Sublease, or upon the earlier termination of this Sublease.

                      (ii) Sublessor may deliver the funds deposited hereunder by Sublessee to the purchaser of Sublessor's interest in the Premises, in the event that such interest be sold, and thereupon Sublessee agrees that Sublessor shall be discharged from any further liability with respect to such deposit.

        8.     Assignment and Subletting:
               --------------------------

               (a) Sublessee shall not sell, transfer, convey, mortgage, quitclaim, pledge, assign or sublet or otherwise grant any party any interest in this Sublease or the Premises, in whole or in part, except in conjunction with a transfer of the License Agreement and upon the terms and conditions relating to transfers contained in the License Agreement and the Head Lease. This Sublease and the Sublessee's interest herein shall not be assignable by operation of law.

               (b) Sublessor may at any time assign this Sublease and its rights, privileges, duties and obligations hereunder.

        9.     Notices:
               --------

               All notices to be given to the Sublessor or Sublessee may be given in writing personally or by certified mail, return receipt requested, postage prepaid; sent to Sublessee at the Demised Premises and to the Sublessor at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. Delivery thereof shall be conclusively presumed as having been made within three (3) days from the date of mailing.

        10.    Termination, Default and Remedies:
               ----------------------------------

               (a) Notwithstanding anything to the contrary herein or elsewhere expressed or implied, Sublessor shall have the right to terminate this Sublease upon written notice hereof to Sublessee upon the occurrence of any one or more of the following events or conditions:

                      (i) Any failure by Sublessee to pay any rental or other amount due hereunder when and as the same may be due and payable and failure to cure such default within five (5) days following receipt of written notice of default from Sublessor;

                      (ii) Any other failure by Sublessee to comply with any other provision of this Sublease, and failure to cure such default within fifteen (15) days following receipt of written notice of default from Sublessor; or

                      (iii) Any action or inaction by Sublessee, or the sufferance of any act or condition by Sublessee, which would constitute a default by the Sublessor under the Head Lease, regardless of whether or not the Landlord seeks to enforce the applicable default provisions of the Head Lease.

               (b) Upon termination of this Sublease for any reason whatsoever, Sublessee shall immediately surrender the Premises to Sublessor in the same condition as existed on the commencement of this Sublease, reasonable wear and tear excepted, and shall immediately vacate the Premises leaving all furniture, fixtures and equipment. Sixty (60) days following said termination, and provided Sublessee increases the amount of security held by Sublessor to cover the shortfall on the guaranteed rental payments by Sublessee, Sublessor will release to Sublessee the furniture, movable and unattached fixtures and equipment ("FF&E"). In the event Sublessee fails to put up the additional security to cover the rental for the balance of the term of the Head Lease, Sublessor shall have the right to assume ownership of the FF&E, after crediting Sublessee with the depreciated value of same. This credit shall be added to the security deposit that is in Sublessor's possession. If the amount that this sum equals or is greater than the rental due, Sublessee shall be paid the balance. Sublessor shall use its best efforts to find a replacement sublessee/licensee. If there is a deficiency at the time a replacement sublessee/licensee is found, Sublessee shall be personally responsible for this deficiency. If no deficiency exists, Sublessee shall be paid what is owed to him. The depreciated value shall be calculated by reducing the value of the FF&E by fifty percent (50%) at the time of purchase of same, and then depreciating the FF&E by twenty percent (20%) each year, with a minimum depreciated value of ten percent (10%) of the original purchase price. By way of example, if the cost of the FF&E is Twelve Thousand Dollars ($12,000), the immediate depreciation is Six Thousand Dollars ($6,000) and each year thereafter it shall depreciate by twenty percent (20%) or a pro rata amount depending on the months involved if not a full year. Sublessor shall have the right to file appropriate Uniform Commercial Code forms for the purpose of perfecting its security interest in the FF&E. Sublessee shall nevertheless be obligated to pay the monthly rental until such time as Sublessor secures a substitute licensee/sublessee for the Premises. Sublessor shall have the right to deduct such monthly rental from the security deposit, which now includes the FF&E credit discussed herein, being held by Sublessor until a substitute is found. Once a new sublessee has been secured, Sublessee shall be paid the balance that is left over for the FF&E, less the depreciation, the rental paid, after deducting same from the security deposit. In the event the FF&E has been leased through a third party leasing company, Sublessor's lien shall be subordinated to the prior lienholder.

               (c) In the event this Sublease is terminated due to a default of its terms and not as a result of a default under the License Agreement and Sublessee elects to remain in the Travel Network system, Sublessor, at its absolute discretion may permit Licensee to do so, provided the new agency is at least five (5) miles away from the Premises. In the event that this occurs, Licensee shall have the right to continue to solicit his/her customer base, but will not have any rights in and to the telephone number of the Agency, as per the License Agreement.

               (d) In addition to the remedies of Sublessor specified in the aforesaid paragraphs, the parties hereto agree that the only notices necessary to terminate this Sublease and License Agreement are those enumerated herein, with all other notices and demands required by statute or law being hereby waived by Sublessee, and further that this Sublease and the License Agreement may also be terminated at the election of Sublessor without further notice or demand in the following event:

                      (i)  If  Sublessee   establishes  a  pattern  of  repeated
defaults in that Sublessee fails to make any payment of money under this Sublease when due, or defaults in the performance of any covenants, undertakings, or obligations other than for the payment of money required by this Sublease to be performed by Sublessee, in three (3) consecutive calendar months or in any four (4) months during the same calendar year (whether the same or different failures or defaults are involved), then notwithstanding that Sublessee has cured within the times prescribed for any such failures and defaults occurring in the first two (2) consecutive months or in any three (3) months in the same calendar year, it is nevertheless agreed that the occurrence of such failure of default for the third consecutive calendar month or for the fourth month in the same calendar year shall be conclusively deemed to be an immediate material breach of this Sublease permitting termination without further demand or notice of any kind and without any right on the part of Sublessee to cure; and

                      (ii) If Sublessee willfully falsifies any statement or report required to be submitted to Sublessor under the terms of this Sublease.

        11.    Right of Entry and/or Possession:
               ---------------------------------

               If, for any reason, Sublessee should be in default of his/her obligations hereunder or in his/her obligations under the License Agreement, or any stipulation signed by Sublessee, the Sublessor shall have the right to enter upon the Premises of Sublessee at any hour, not just Sublessee's business hours, to take possession of the Agency and Sublessee agrees that the Sublessor shall not be required to obtain prior permission to enter upon the premises and operate the Agency; Sublessee hereby grants the Sublessor the limited power of attorney to obtain an order and judgment in the Sublessee's behalf in any court of competent jurisdiction to order and authorize the entry of the Sublessor on the premises and the operation of the Agency. Licensee further agrees that if the Sublessor is forced to resort to this procedure by any interference with the Sublessor's rights hereunder or for any other reason, Sublessee shall pay all attorney's fees and other costs associated with the Sublessor's obtaining such order and judgment on its behalf.

        12.    Insurance:
               ----------

               Sublessee shall, at his/her sole cost and expense, obtain and maintain the insurance required by the Head Lease and License Agreement with respect to the Premises. Sublessee expressly agrees to be bound by all of the terms of the License Agreement and the Head Lease with respect to such insurance coverage requirements, including without limitation, the duty to name Sublessor, Licensor, the Landlord and any other required parties as additional insureds and/or loss payees as their respective interests may appear. This obligation includes securing an Errors and Omissions policy with at least a One Million Dollar ($1,000,000) policy limit.

        13.    Guaranty By Sublessee:
               ----------------------

               In consideration of the making of this Sublease by Sublessor, the undersigned Sublessee does hereby personally guarantee to Sublessor the payment of all rent, additional rent, impositions and charges of any kind required herein to be paid by Sublessee and the performance by Sublessee of all of the terms and conditions of this Sublease. Sublessee hereby waives any notices hereunder or acceptance hereof and consents to any extension of time, indulgence or waivers granted by Sublessor to Sublessee or any other action or modification of the Sublease terms regardless of whether they affect the extent or nature of the obligations of the Sublessee and Sublessee agrees to pay all of the Sublessor's expense, including attorneys fees incurred by Sublessor in enforcing this Guaranty or the obligations of the Sublessee herein. In the event Sublessee is a corporation or limited liability company, the aforesaid Guaranty shall be made by , a principal of the corporate Sublessee hereunder.

        14.    Dispute Resolution:
               -------------------

               Arbitration: Any and all controversies or disputes arising out of, or relating to, this Sublease or performance Agreement or interpretation thereof, shall be submitted to final and binding arbitration as the sole and exclusive remedy for any such controversy or dispute including any claim of persons in privity with or claiming through, on behalf of or in the right of Sublessee including, but are not limited to, spouses and other family members, heirs, executors, representatives, successors and assigns.

               Unless prohibited by applicable law, any claim by Sublessee or its representatives against Sublessor and its affiliates, officers, directors, and employees, shall be made by filing a written demand for arbitration within one (1) year following the conduct, act or other event or occurrence first giving rise to the claim. Failure by Sublessee to file a claim within one (1) year will result in the loss and waiver forever of any such claim. The Federal Arbitration Act, as amended, governs the rights and duties in any arbitration.

               Arbitration shall take place according to the commercial arbitration rules of the American Arbitration Association in effect as of the date the demand for arbitration is filed. The arbitration shall take place at a location in Bergen County, New Jersey selected by the American Arbitration Association.

               Arbitration shall be conducted before one arbitrator appointed by
the  American  Arbitration  Association.   The  prevailing  party  in  any  such
arbitration proceeding shall be entitled to recover its expenses, including reasonable attorneys' fees and accounting fees, in addition to any other relief to which it is found entitled, including, without limitation, all administrative fees and expenses, arbitrator's compensation, rental fees for hearing room and other costs associated with the arbitration. The arbitrator shall have no authority to amend or modify the terms of this Agreement.

               Each party further agrees that, unless such a limitation is prohibited by applicable law, the other party shall not be liable for punitive or exemplary damages and the arbitrator shall have no authority to award the same. The award or decision by the arbitrator shall be final and binding on the parties and may be enforced by court judgment or order. The parties consent to the exercise of personal jurisdiction over them and to the propriety of venue set forth herein for the purpose of carrying out this provision; and they waive any objections that they would otherwise have to the same.

               In the event any provision in this Section is determined by a court of competent jurisdiction to be legally invalid or unenforceable under the law applicable in a particular case, then it is the intention of the parties to this Agreement that such provision be deemed inoperative and stricken from this Agreement, and that the remainder of this Section, to the extent not legally invalid or unenforceable under applicable law, be enforced as written and as if the invalid or unenforceable provision or provisions had not been included in this Section 14.

               Sublessor shall have the right to seek from any court of competent jurisdiction, provisional remedies including, but not limited to, temporary restraining orders or preliminary injunctions before, during or after arbitration. Sublessor need not await the outcome of the arbitration before seeking provisional remedies. Seeking any such remedies shall not be deemed to be a waiver of either party's right to compel arbitration. The parties consent to the exercise of personal jurisdiction and to the propriety of venue in any such courts for the purpose of carrying out this provision; they waive any objections that they would otherwise have to the same; and they waive the right to have any such action decided by a jury.

        15.    Miscellaneous:
               --------------

               (a) The words "Sublessor" and "Sublessee" shall mean respectively all parties of Sublessor or Sublessee, regardless of number, and the word "he" or "she" shall be synonymous with "she", "its" and "their".

               (b)    All remedies of the parties hereto are cumulative.

               (c) No waiver by Sublessor of any provision or undertaking hereunder shall be valid unless in writing signed by an authorized officer of Sublessor. No waiver by either party hereto of any provision of default hereunder, whether in a single instance or repeatedly, shall be deemed a future waiver of such provision or default. Receipt of acceptance of rent by Sublessor shall not be deemed a waiver of any default under the covenants, agreements, terms, provisions and conditions of this Sublease, or of any right which Sublessor may be entitled to exercise under this Sublease.

               (d) All provisions set forth in the License Agreement, where appropriate, shall apply to this Sublease, be incorporated herein by reference and bind Sublessor and Sublessee as if the same were set forth herein.

               (e) As between Sublessor and Sublessee, in the event there is a conflict between the terms of the Head Lease and this Sublease, the terms of this Sublease shall control. Whenever in the Head Lease the term "Tenant"/"Lessee" or an equivalent term is used, the term "Sublessee" shall be substituted therefor, and whenever the term "Landlord"/"Lessor" or an equivalent term is used, the term "Sublessor" shall be substituted therefor except that Sublessor shall not be deemed to be assuming the obligations of the Landlord/Lessor under the Head Lease. Sublessor will make reasonable efforts to enforce the obligations of Landlord/Lessor under the Lease.

               (f) Any provision of this Sublease and/or License Agreement which imposes obligations which survive the termination or expiration hereof, shall survive such termination or expiration.

               (g) All provisions of this Sublease are severable and this Sublease shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions shall be enforced to the extent valid and enforceable. If any applicable and binding law or rule of any jurisdiction requires a greater prior notice of termination of or refusal to renew this Sublease than is required hereunder, or if under any applicable and binding law or rule of any jurisdiction, any provision of this Sublease is invalid or unenforceable, the prior notice requirements hereof, or such invalid or unenforceable provision, shall be modified to the extent required to be valid and enforceable. Such modifications to this Sublease shall be effective only in such jurisdiction and shall be enforced as originally made and entered into in all other jurisdictions.

               (h)  This  Sublease   shall  be  governed  by  and  construed  in
accordance with the laws of the State of New Jersey.

               (i) This Sublease shall take effect upon the date of Sublessor's execution and delivery of this Sublease to Sublessee.

        IN WITNESS WHEREOF, the parties have executed this instrument the day and year first above written.

SUBLESSOR:

ETRAVNET.COM, INC.                  SUBLESSEE:
                                                   (NAME):

BY:_____________________________    (SIGNATURE)_________________________________
  MICHAEL Y. BRENT, PRESIDENT

WITNESS:                                           WITNESS:


________________________________     ___________________________________________


                                   GUARANTOR:
                                                   (NAME):

                                   (SIGNATURE)__________________________________

                                   EXHIBIT "A"
                                   -----------


                               Copy of Head Lease

                                    EXHIBIT 4

                               ETRAVNET.COM, INC.

                          CONVERSION LICENSE AGREEMENT
                          ----------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I
APPOINTMENT AND FEE............................................................1

ARTICLE II
DURATION AND RENEWAL...........................................................2

ARTICLE III
SERVICE FEES...................................................................2

ARTICLE IV
PROPRIETARY MARKS AND GOODWILL.................................................3

ARTICLE V
CONFIDENTIAL MANUALS...........................................................5

ARTICLE VI
SERVICES OF LICENSOR...........................................................6

ARTICLE VII
DUTIES OF CONVERSION LICENSEE..................................................7

ARTICLE VIII
WARRANTIES OF CONVERSION LICENSEE..............................................8

ARTICLE IX
INSURANCE......................................................................8

ARTICLE X
ADVERTISING....................................................................9

ARTICLE XI
LOCATION AND MARKETING AREA....................................................9

ARTICLE XII
TERMINATION...................................................................10

ARTICLE XIII
PROCEDURES AFTER TERMINATION..................................................11

ARTICLE XIV
ASSIGNMENT....................................................................12

ARTICLE XV
DEATH OR INCAPACITY OF CONVERSION LICENSEE....................................13

ARTICLE XVI
HEADINGS......................................................................14

ARTICLE XVII
CONSTRUCTION OF AGREEMENT.....................................................14

ARTICLE XVIII
ARBITRATION...................................................................14

ARTICLE XIX
LIMITATIONS OF ACTION.........................................................15

ARTICLE XX
NOTICES.......................................................................15

ARTICLE XXI
REPRESENTATIONS AND RECEIPT...................................................15

ARTICLE XXII
MODIFICATION AND WAIVER.......................................................15

ARTICLE XXIII
INDEPENDENT CONTRACTOR AND INDEMNIFICATION....................................16


SCHEDULE "A"
AREA OF PRIMARY RESPONSIBILITY

EXHIBIT "A"
GUARANTEE

EXHIBIT "B"
TRANSFER TO A CORPORATION

EXHIBIT "C"
CONFIDENTIALITY AGREEMENT

EXHIBIT "D"
BANK AUTHORIZATION FORM

                               ETRAVNET.COM, INC.
                          CONVERSION LICENSE AGREEMENT


        AGREEMENT  made the  ________  day of  ____________,  20_______,  by and
between ETRAVNET.COM, INC., a New York corporation having its principal offices located at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (hereinafter referred to as "Licensor"), and ___________________________________ (hereinafter referred to as "Conversion Licensee").


                               W I T N E S S E T H

        WHEREAS, Licensor is the owner of the "Travel Network" service marks, trade names and logos as set forth herein, and a system of operating and franchising retail travel agencies; and

        WHEREAS, as a result of the expenditure of time, effort and money, Licensor has developed a "System" for the promotion, assistance, development and operation of separately owned travel agency offices, and has devised policies, procedures and techniques designed to enable such offices to compete more effectively in the travel market; and

        WHEREAS, the System includes, but is not limited to, chain identification utilizing various proprietary marks, including but not limited to "Travel Network" and/or "Global Travel Network" and/or "Vacation Central" in various promotional and advertising programs and on signs, interior or exterior accessories, and other identification schemes, travel product familiarization, management and sales training programs and centralized advertising and promotional programs ("Proprietary Marks"); and

        WHEREAS, Licensor continues to develop, control, revise and improve its Proprietary Marks and System for the benefit and exclusive use of itself and its licenses in order to identify the Travel Network System to the public as a System which represents the highest standards of quality and service; and

        WHEREAS, Licensor franchises travel agency offices to use the Travel Network System and to operate under the name "Travel Network" and/or "Global Travel Network" and/or "Vacation Central;" and

        WHEREAS, Conversion Licensee declares that he/she is a duly licensed travel agent presently conducting an independent travel agency business, and desires to obtain an affiliation with Licensor to operate a Travel Network travel agency office at the location described herein; and

        WHEREAS, Conversion Licensee represents that he/she is not obtaining this Travel Network franchise for investment or speculative purposes, and has no present intention to attempt to sell or transfer the business; and

        WHEREAS, Conversion Licensee understands the importance of Licensor's high uniform standards of quality, appearance and service to the value of the Travel Network name and System, and the necessity of operating his office in conformity with the Travel Network System and in accordance with Licensor's standards and specifications.

        NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               APPOINTMENT AND FEE
                               -------------------

         1.1 The Initial Conversion License Fee of shall be paid by the Conversion Licensee to Licensor upon execution of this Agreement.

_________Initials

_________Initials

         1.2 Licensor grants to Conversion Licensee and Conversion Licensee hereby accepts a franchise to convert his/her existing travel agency to a Travel Network travel agency office utilizing the Travel Network System at the specific address and location at which Conversion Licensee is currently conducting his/her travel agency, said location is the address on Conversion Licensee's Travel Network letterhead and/or as set forth in Conversion Licensee's Airlines Reporting Corporation appointment, and Licensor shall not locate another Travel Network travel agency whether franchised or company-owned within the territory described in Schedule "A" of this Agreement.

         1.3 Except as otherwise provided in this Agreement, the "Initial Conversion License Fee" is fully earned by Licensor upon execution of this Agreement and is non-refundable.

         1.4 This Agreement only entitles Conversion Licensee to operate his/her existing travel agency office within a designated Area of Primary Responsibility as described in Schedule "A" hereof.

                                   ARTICLE II
                              DURATION AND RENEWAL
                              --------------------

        2.1 The initial  term of this  Agreement  shall be for a period of three
(3) years, which period shall commence upon the execution of this Agreement by Licensor, if Licensee is a duly licensed and appointed travel agent. However, if Licensee is not duly appointed, the initial term shall be ten (10) years.

         2.2 Conversion Licensee, at his option, may renew the franchise for successive additional periods of three (3) years, provided that:

                  A. Conversion Licensee gives Licensor written notice of such election to renew not less than ninety (90) days prior to the end of the current term or period; and

                  B. Conversion Licensee executes the then-current form of Conversion License Agreement being offered by Licensor to new Conversion Licensees; and

                  C.       Conversion   Licensee   is  not  in  default  of  any
provisions of this Agreement, including any amendments hereto, and all monetary obligations of Conversion Licensee to Licensor have been satisfied; and

                  D. Conversion Licensee pays to Licensor a renewal fee of Three Thousand ($3,000.00) Dollars for the first and second renewal terms and the then-current renewal fee for the third renewal term and thereafter; and
                  E. Conversion Licensee and any other person who has an interest in Conversion Licensee (if Conversion Licensee is a corporation, partnership or association) complies with Licensor's then-current qualification and training requirements; and

                  F. Conversion Licensee and any other person who has an interest in Conversion Licensee (if Conversion Licensee is a corporation, partnership, or association) executes a general release of any and all claims and causes of action against Licensor, any subsidiary of Licensor and/or affiliated corporation of Licensor and their respective partners, officers directors, agents and employees, which accrued prior to the date of renewal.

                                   ARTICLE III
                                  SERVICE FEES
                                  ------------

                  3.1 Conversion Licensee shall pay, in addition to the Initial Conversion License Fee, a monthly "Service Fee." The first Service Fee shall be due on the first (1st) day of the fifth (5th) calendar month immediately following the execution of this Agreement and, thereafter, on the first day of each calendar month following.

        3.2    The Service Fee schedule is as follows:

_________Initials

_________Initials

               A. For months 1-12 after the Commencement Date - Two Hundred and Fifty Dollars ($250) per month. B. For months 13-24 after the Commencement Date - Three Hundred and Fifty Dollars ($350) per month.

               C. For months 25-36 after the Commencement Date - Five Hundred Dollars ($500) per month.

               D. For months 37 and following - the monthly fee will be Five Hundred Dollars ($500) plus a percentage of Five Hundred Dollars ($500) equal to the percent increase in the CPI from the prior year. For example, if the CPI for the prior year, in the third year, i.e., in the 3rd year, increases by 3%, then the monthly fee for the year will be $515 and so on.

        "CPI" means the Consumer Price Index for New York/Northeastern New Jersey (All Urban Consumers) as reported by the United States Department of Labor.

         3.3 In the event Licensor establishes a centralized reservation booking service in which the Licensee participates, Licensor shall be entitled to charge a fee for these services. The amount of such fee, and modifications thereof, shall be determined by Licensor.

         3.4 Payment of the above Service Fees to Licensor shall be made by way of pre-authorized checks drawn against the Conversion Licensee's bank account. Conversion Licensee irrevocably authorizes Licensor and Conversion Licensee's bank to automatically make monthly payments to Licensor out of the Conversion Licensee's account in accordance with the above schedule. Licenses agrees to execute any additional documents that may be necessary to effectuate such automatic monthly payments.

         3.5 Any overdue payments due from Licensee under this Agreement, whether Service Fees or otherwise, shall incur a late fee of Fifty Dollars ($50.00) for each month that said payment is late.

         3.6 Acceptance by Licensor of any payment on account of the Service Fee shall not be conclusive or binding on Licensor.

         3.7 Licensor shall have the right to establish procedures from time to time for verifying the processing of Service Fees.

                                   ARTICLE IV
                         PROPRIETARY MARKS AND GOODWILL
                         ------------------------------

         4.1 Conversion Licensee is hereby authorized to use Licensor's Proprietary Marks, goodwill and trade secrets in the operation of his/her travel agency business within the Area of Primary Responsibility set forth in Schedule "A" in the manner set forth in Section 4.6 below. Nothing contained herein shall be construed as authorizing or permitting Conversion Licensee to use such Proprietary Marks, goodwill or trade secrets at any other location or for any other purpose. It is expressly agreed that the ownership of all right, title and interest in and to said Proprietary Marks, goodwill and trade secrets shall remain solely in Licensor, and that the material and information now and hereafter provided or revealed to Conversion Licensee pursuant to this Agreement are revealed in confidence. Conversion Licensee expressly agrees to keep and respect the confidence so reposed.

         4.2 Licensor reserves the right to approve all signs, stationery, business cards, forms, and all other materials and supplies using the Travel Network Proprietary Marks. Conversion Licensee will use the Travel Network Proprietary Marks, logos, trade styles, color combinations, designs, symbols and slogans only in the manner and to the extent specifically permitted by this Agreement or by written consent of Licensor. All advertising, publicity, signs, decorations, furnishings, equipment or other materials employing in any way whatsoever the words "Travel Network" or "Global Travel Network" shall be submitted to and approved by Licensor within ten (10) days prior to publication or use.

_________Initials

_________Initials

         4.3 Upon the termination of this Agreement for any reason whatsoever, Conversion Licensee shall execute such documents and take such action as Licensor may deem reasonably necessary or desirable to evidence the fact that Conversion Licensee has ceased using any or all of Licensor's Proprietary Marks, color combinations, designs, symbols or slogans and that Conversion Licensee has no further rights therein. Conversion Licensee shall refrain from doing anything by word or act which might mislead anyone into believing that he/she may still have some association with Licensor, and towards this end, Conversion Licensee hereby irrevocably appoints Licensor or Licensor's nominee to be Conversion Licensee's attorney-in-fact to execute any document or perform any legal act necessary to protect Licensor's Proprietary Marks from unauthorized use on Conversion Licensee's behalf in the event Conversion Licensee himself/herself fails to do so. Conversion Licensee acknowledges and agrees that the unauthorized use of Licensor's Proprietary Marks will cause irreparable damages for which Licensor may seek to obtain injunctive relief in addition to claiming monetary damages.

         4.4 It is understood by the parties to this Agreement that Licensor may adopt new or modified Proprietary Marks to enhance or strengthen the Travel Network System. Conversion Licensee agrees that, upon request by Licensor, it will adopt, use and display any such modified or new marks, at Licensee's expense and that, upon termination or non-renewal, it will discontinue and refrain from using any such modified or new marks.

         4.5 Conversion Licensee shall promptly notify Licensor of any claim, demand or suit based upon or arising from, or of any attempt by any other person, firm or corporation to use the Proprietary Marks licensed hereunder, or any colorable variation thereof, in which Licensor has a proprietary interest. Conversion Licensee also agrees to promptly notify Licensor of any litigation instituted by any person, firm, corporation or governmental agency against Licensor or Conversion Licensee involving the Proprietary Marks licensed hereunder. Conversion Licensee agrees to execute any and all documents and do such acts as may, in the opinion of counsel for Licensor, be necessary to carry out a defense or prosecution of Licensor's and/or Conversion Licensee's rights in respect of such claim or litigation. In the event Conversion Licensee is so instructed by Licensor to execute any documents or do such acts as directed by Licensor's counsel, Licensor shall absorb all legal fees and costs attendant thereto and shall indemnify and hold Conversion Licensee harmless in the event claims or actions are made or brought as a result thereof.

         4.6 In order to develop and maintain high and uniform standards of quality and service, and hence to protect the reputation and goodwill of Licensor, Conversion Licensee agrees to operate and advertise under the name "Travel Network" and/or "Global Travel Network" and/or "Vacation Central" and shall use no other name in conducting the business of travel agency operations or travel marketing, except that Conversion Licensee shall be permitted to incorporate into the logo and name the name of a Conversion Licensee who, prior to purchasing a franchise from Licensor, was an existing operating travel agency. Conversion Licensee shall not use the "Travel Network" or "Global Travel Network" service mark as part of the legal name of any corporation, partnership, proprietorship or other business entity with which Conversion Licensee is associated, or with a bank account, trade account or any other legal or financial connection, without the prior written approval of Licensor.

         4.7 In order to preserve the validity and integrity of the Proprietary Marks licensed herein, and to assure that Conversion Licensee is properly employing the same in the operation of Conversion Licensee's business, Licensor or its agents shall at all reasonable times have the right to inspect
Conversion Licensee's operations. Conversion Licensee shall cooperate with Licensor's representative in such inspection and render such assistance to him as the representative may reasonably request.

         4.8 Conversion Licensee acknowledges that he/she does not have any right whatsoever to deny the use of Licensor's Proprietary Marks to any other Travel Network Conversion Licensee, except that Conversion Licensee shall be protected as set forth in Article XIII of this Agreement.

         4.9 Licensee shall not maintain a World Wide Website or otherwise maintain a presence or advertise on the Internet or any other public computer

_________Initials

_________Initials
network in connection with the travel agency office without Licensor's prior written approval, which Licensor may withhold for any reason or no reason. Licensee agrees to submit to Licensor for approval before use, true and correct printouts of all Website pages Licensee proposes to use in his/her Website in connection with the travel agency office. Licensee understands and agrees that Licensor's right of approval of all such Web materials is necessitated by the fact that such Web materials will include and be inextricably linked with Licensor's Proprietary Marks. Licensee may only use material which Licensor has approved. Licensee's Website shall conform to all of Licensor's Website requirements, whether set forth in the Manual or otherwise. Licensee agrees to provide all hyperlinks or other links that Licensor requires. If Licensor grants approval for a Website, Licensee may not use any of the Proprietary Marks at the site except as Licensor expressly permits. Licensee may not post any of Licensor's proprietary, confidential or copyrighted material or information on his/her Website without Licensor's prior written consent. If Licensee wishes to modify the approved site, all proposed modifications must also receive Licensor's prior written approval. Licensee explicitly understands that he/she may not post on his/her Website any material which any third party has any direct or indirect ownership interest in (including, without limitation, video clips, photographs, sound bites, copyrighted text, trademarks or service marks, or any other text or image which any third party may claim intellectual property ownership interests in). Licensee agrees to list on his/her Website any Website maintained by Licensor, and any other information Licensor requires in the manner Licensor dictates. Licensee agrees to obtain Licensor's prior written approval for any internet domain name and/or home page address. The requirement for Licensor's prior written approval set forth in this Section will apply to all activities on the Internet or other communications network to be conducted by Licensee, except that Licensee may maintain one or more E-mail addresses and may conduct individual E-mail communication without Licensor's prior approval as provided above if he/she proposes to send advertising to multiple addresses via E-mail.

                                    ARTICLE V
                              CONFIDENTIAL MANUALS
                              --------------------

         5.1 Licensor will loan to Conversion Licensee one (1) copy of the Confidential Manuals for the duration of the term of this Agreement.

         5.2 In order to protect the reputation and goodwill of Licensor and to maintain uniform standards of operation under Licensor's Proprietary Marks, Conversion Licensee shall conduct his/her business in accordance with Licensor's Confidential Manuals, and any amendments thereto. Conversion Licensee acknowledges that he/she has been given the opportunity to review such manuals before executing this Agreement.

         5.3 Conversion Licensee shall at all times treat as confidential, and shall not at any time copy, duplicate, record or otherwise make available to any unauthorized person or source, said manuals as well as any and all confidential information as may be imparted to Conversion Licensee from time to time.

         5.4 Said Confidential Manuals shall at all times remain the sole property of Licensor.

         5.5 In order that the Conversion Licensee may benefit from the new knowledge gained by the Travel Network system or developed by Licensor, the contents of the Travel Network Confidential Manuals may be revised from time to time by Licensor. In the event Licensor modifies the Confidential Operating Manual, such modifications will not impose new or different requirements that will unreasonably increase Conversion Licensee's obligations or place an excessive economic burden on Conversion Licensee's operations.

         5.6 Conversion Licensee shall at all times ensure that his/her copy of said Confidential Manuals is kept current and up to date.

                                   ARTICLE VI
                              SERVICES OF LICENSOR
                              --------------------

         6.1 Licensor will impart to Conversion Licensee its operational, selling, promotional and merchandising methods and techniques, and shall maintain a staff to give assistance and service to the Conversion Licensee.

_________Initials

_________Initials

         6.2 Licensor will publish from time to time memoranda suggesting sources of supply for forms, agreements, signs, stationery and other items necessary to operate a modern travel agency business. Conversion Licensee may purchase supplies either from the sources of supply recommended by Licensor or from any other suppliers who can supply the items using the same specifications as those presently being supplied by sources of supply approved by Licensor. Conversion Licensee shall not be obligated to purchase supplies from Licensor or from any approved supplier.

         6.3 Licensor will carry on merchandising activities designed to provide Conversion Licensee with travel sales leads.

         6.4 Licensor shall conduct for Conversion Licensee and Conversion Licensee's employees an "Introductory Workshop" which shall include instructions in the Travel Network System, operating procedures, merchandising systems, travel product knowledge, advertising, and related travel agency management concepts. The "Introductory Workshop" shall be presented at a location to be determined by Licensor. The "Introductory Workshop" shall be presented at no cost to Conversion Licensee except that Conversion Licensee must bear all expenses incidental to him/her and his/her employees attending the Introductory Workshop, such as transportation and lodging. Additional training programs such as conferences, meetings, seminars and workshops may be held by Licensor, some of which may be on a fee basis, while others may be at no cost to Conversion Licensee, as Licensor deems necessary or advisable. Such additional training programs may or may not be held at places or locations in relatively close proximity to Conversion Licensee's place of business and may be attended by either Conversion Licensee, his/her representatives and/or his/her employees, at Conversion Licensee's option. Attendance at these training programs by either one or any of the aforementioned is required, except for those additional training programs for which a fee is charged.

         6.5 Licensor will negotiate with the suppliers of accommodations, tours, transportation, and other travel services for various benefits relating to promotion, advertising, and higher commissions of and from said suppliers, and Licensor shall make said benefits available to Conversion Licensee.

         6.6 Licensor will carry on marketing programs which are intended to develop new sources of business and sales leads for all Travel Network licensees.

         6.7 Licensor will distribute to Conversion Licensee, at no cost, its ongoing newsletter and such other informational items as Licensor deems appropriate to produce from time to time. Conversion Licensee may order additional copies at cost.

         6.8 Licensor shall use its best efforts to distribute or otherwise disseminate new information about improved travel agency operating procedures, travel services and suppliers, and other knowledge related to the travel business as may be developed or otherwise originated by Licensor, including, but not limited to Licensor's amendments to its Confidential Manuals.

         6.9 Licensor shall present the Travel Network System at trade shows, seminars and conferences to be selected by Licensor, in order to develop clients who might subsequently inquire about or make use of the services offered by all licensees.

        6.10 Licensor shall participate in the design and preparation of advertising and promotional programs and make said programs available to Conversion Licensee.

         6.11 Licensor shall assist in the development of travel-selling programs to be carried out by independent contractors, outside sales persons, or otherwise as Licensor sees fit. Leads generated therefrom shall be offered exclusively to Travel Network Conversion licensees.

_________Initials

_________Initials

         6.12 Licensor will make itself available to provide ongoing telephonic support and assistance to Conversion Licensee. Licensor will also visit Conversion Licensee's travel agency office to provide additional support and assistance.

         6.13 Licensor will, at its discretion, inspect and observe the operations of Conversion Licensee's travel agency office to ensure Conversion Licensee is complying with this Conversion License Agreement and with all System standards.

         6.14 Licensor will provide Conversion Licensee with ad slicks and similar promotional materials to promote Conversion Licensee's travel agency office. Licensor will review all proposed advertising and materials prepared by Conversion Licensee for use in Conversion Licensee's local advertising.

         6.15 Licensor may offer you, at no charge, bulletins on program development, marketing developments and techniques, and business and operational procedures.

                                   ARTICLE VII
                          DUTIES OF CONVERSION LICENSEE
                          -----------------------------

         7.1 Conversion Licensee and its employees, if any, must attend an "Introductory Workshop" as scheduled by Licensor.

         7.2 Conversion Licensee shall promptly pay to Licensor any fees due hereunder, as well as any additional fees or charges incurred for any products, supplies, or services to be furnished by Licensor at Conversion Licensee's request.

         7.3 Conversion Licensee shall not engage in any activity or practice which may be reasonably anticipated to result in litigation with clients of Conversion Licensee or in public criticism of the Travel Network System or the travel agency business generally, or in any activity which may be deemed contrary to the best interests of Licensor or Conversion Licensee. Except, however, Conversion Licensee shall not be precluded from pursuing any valid claims or defending any claims made by or against Conversion Licensee.

         7.4      Conversion   Licensee's  office  shall  have  standard  office
equipment, including a fax machine, and be furnished to Licensor's reasonable satisfaction.

         7.5 Conversion Licensee shall hold Licensor free and harmless from any taxes and assessments arising out of the operation of Conversion Licensee's business, including any taxes which may result from the sale, transfer or assignment of Conversion Licensee's business to any other party.

         7.6 Conversion Licensee shall indemnify and hold Licensor, its officers, directors, employees and other Travel Network Conversion licensees harmless from all fines, suits, proceedings, claims, liabilities or actions of any kind or nature which allege any act or omission by Conversion Licensee, even if such allegation be groundless and even if allegation be made that persons other than Conversion Licensee were also guilty of any act or omission. The aforesaid indemnity includes, but is not limited to, all costs, expenses and reasonable attorneys' fees incurred by the aforesaid indemnities in connection with such fines, suits, proceedings, claims, liabilities or actions.

         7.7 This Agreement does not constitute Conversion Licensee as the legal representative or agent of Licensor for any purpose (other than to establish and maintain rights in and claims to the Proprietary Marks in Licensor), and Conversion Licensee shall suffer no act which might convey that impression to anyone. Conversion Licensee is granted no right or authority to assume or create any obligation or representation, express or implied, on behalf of or in the name of Licensor or to bind Licensor in any manner whatsoever.

         7.8 Conversion Licensee shall not be required to purchase goods, products or supplies from Licensor, or any Licensor designee.

_________Initials

_________Initials

         7.9 Conversion Licensee shall utilize the Travel Network name and Proprietary Marks, as prescribed by this Agreement and Licensor's Confidential Manuals, on all advertising and printed materials used by Conversion Licensee in the operation of his/her travel agency business.

         7.10 Conversion Licensee shall protect the integrity and value of Licensor's System and its use by other Travel Network licensees. Conversion Licensee shall comply with, utilize, implement and otherwise operate his/her travel agency business using the standardized Travel Network System of agency operations set forth by Licensor in its Confidential Manuals, unless otherwise agreed to and approved in writing by Licensor.

                                  ARTICLE VIII
                        WARRANTIES OF CONVERSION LICENSEE
                        ---------------------------------

         8.1 Conversion Licensee warrants that he/she will maintain an active travel agency business during the term of this Agreement, and that said business will be conducted in accordance with the highest of ethics, and that it will only use the Travel Network name and Proprietary Marks in a reputable manner.

         8.2 Conversion Licensee warrants that no representations, promises, guarantees or warranties of any kind are or were made by Licensor or any of its officers, directors, shareholders, agents or employees, to induce Conversion Licensee to execute this Agreement, except as specifically set forth in writing in this Agreement and in Licensor's Offering Circular.

         8.3 Conversion Licensee warrants that the success of his/her business as an operator of a travel agency office is dependent upon his/her own personal efforts and that neither Licensor nor any other party has guaranteed that Conversion Licensee's Travel Network franchise will be successful or profitable.

                                   ARTICLE IX
                                    INSURANCE
                                    ---------

         9.1 Conversion Licensee shall have in place, prior to the commencement of business as a Travel Network licensee, and maintain in full force and effect during the entire term of this Agreement at Conversion
Licensee's sole cost and expense, an "occurrence" protection type insurance policy or policies protecting Conversion Licensee, Licensor, and its officers, directors, partners, shareholders, agents and employees against any loss, liability or expense whatsoever from fire, personal injury, theft, death, property damage or otherwise, arising or occurring upon or in connection with the operation of Conversion Licensee's business. Such policy or policies shall include:

                  A. General Liability overage of Five Hundred Thousand Dollars ($500,000) per person and One Million Dollars ($1,000,000) per incident (or Five Hundred Thousand Dollars ($500,000) per incident if a policy with a One Million Dollar ($1,000,000) limit is not available to Conversion Licensee) and Property Damage coverage of not less than One Hundred Thousand Dollars ($100,000); and
                  B. An Errors and Omissions policy providing coverage of not less than Five Hundred Thousand Dollars ($500,000) (Two Hundred and Fifty Thousand Dollars ($250,000) if a policy with a Five Hundred Thousand Dollars ($500,000) limit is not available to Conversion Licensee); and

                  C. Such statutory insurance as may be required in the state in which the Conversion Licensee's office is located, including but not limited to Worker's Compensation Insurance.

                  9.2 Such insurance shall contain a separate endorsement naming Licensor, and its officers, directors, partners, shareholders, agents and employees as additional insureds and shall, by its terms, not be subject to cancellation without ten (10) days prior written notice to Licensor. Conversion Licensee shall indemnify Licensor and its officers, directors, agents, partners, shareholders and employees and hold them harmless from and against all claims or damages to persons or property arising from or out of any occurrence relating in any manner to Conversion Licensee's "Travel Network" business. Conversion Licensee agrees to pay all costs, expenses and reasonable attorneys' fees incurred by Licensor and its officers, directors and employees in connection with any such claims.

_________Initials

_________Initials

                                    ARTICLE X
                                   ADVERTISING
                                   -----------

         10.1 Conversion Licensee shall contribute the sum of One Hundred Fifty Dollars ($150.00) per month to the local Travel Network Cooperative Advertising Fund, provided same has been established, with Licensor's prior approval, in Conversion Licensee's marketing area. This Advertising Fee shall be payable on a monthly basis starting with the first full month of operations as a "Travel Network Conversion Licensee." In addition, Conversion Licensee shall contribute Fifty Dollars ($50.00) to the advertising information monthly/On-line fund ("AIM/On-Line"). This contribution is used to produce collateral advertising materials and to pay third party unaffiliated companies who provide computer services to the on-line Internet system.

        The AIM/On-Line payments referred to herein will be paid in the same manner as all Service Fees, i.e., automatic payment plan.

        The AIM/On-Line payments referred to herein shall be adjusted on September 1st of each year on the basis of the change in the Consumer Price Index as defined in this Agreement.

         10.2 The local advertising cooperative that Conversion Licensee must join shall submit any and all advertising and promotional materials to be used by the cooperative to Licensor for its prior approval, which approval shall not be unreasonably withheld.

         10.3 In the event a cooperative fund has not been established in Conversion Licensee's marketing area, Conversion Licensee shall spend a minimum of One Hundred Fifty Dollars ($150.00) per month for local advertising and promotion, provided that all advertising material and promotional schemes and the location of advertising material shall be approved in writing, in advance, by Licensor, which approval may not arbitrarily or unreasonably be withheld. Conversion Licensee shall use the advertising mats, formats and layouts as designated by Licensor from time to time. Conversion Licensee shall refrain from using in its own advertising the image or visual likeness of any individual, real or fictitious, unless it has first obtained the consent and approval in writing of Licensor. Any such image or likeness may be used only as approved by Licensor. Conversion Licensee shall cause all advertising material prepared by it for use to reproduce the Travel Network(R) name and other Proprietary Marks exactly and accurately and with appropriate trademark registration notices, and shall refrain from the use of any other names in association with the Travel Network(R) name and other Proprietary Marks unless consented to and approved in writing by Licensor. Licensor and its agents shall have the right, without notice, to enter upon the Conversion Licensee's office premises and seize any objectionable signs or other advertising or promotional material, and to keep or destroy same without paying therefor, and without being deemed guilty of trespass or other tort. Conversion Licensee shall submit invoices and tear sheets to Licensor, on a monthly basis, to evidence that he/she has spent the minimum amount of One Hundred Fifty Dollars ($150.00) on local advertising and promotion.

                                   ARTICLE XI
                           LOCATION AND MARKETING AREA
                           ---------------------------

         11.1 The scope of Conversion Licensee's marketing area is subject to applicable laws.

         11.2     Licensee  will  receive  an  area  of  primary  responsibility
                  ("APR")
which will vary in size and dimensions. The criteria used for determining the boundaries of the APR include: the number of residential homes, condominiums and/or apartments; the number of business offices; the number of large commercial organizations; the apparent degree of affluence of residents and businesses within the APR; major and restricting topographical features which clearly define contiguous areas, such as rivers, mountains, major freeways, and undeveloped land areas; the automobile and walking traffic that passes and/or is active in the APR; and the density of residential and business entities. As a

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

result of these considerations, different APR's may vary significantly in size. The determination of the APR shall be made and agreed upon between Licensor and Conversion Licensee. The APR so selected is described in writing and set forth on a map in Schedule "A", attached hereto and hereby made a part of this Agreement. Conversion Licensee may relocate his/her office within the same APR, and open additional or branch offices therein, but only with the prior written consent of Licensor, which shall not be unreasonably withheld.

                                   ARTICLE XII
                                   TERMINATION
                                   -----------

         12.1 In the event Conversion Licensee wishes to terminate this Agreement, he/she may, upon sixty (60) days' written notice to Licensor from Conversion Licensee, terminate this Agreement. Termination of the Agreement under such circumstances shall become effective only on the anniversary date of this Agreement and not sooner.

         12.2 Subject to such notice and other requirements as may be imposed by law, Licensor shall have the absolute right to terminate this Agreement, by simple written notice to Conversion Licensee, upon, or at any time after, the occurrence of any of the following events:

                  A. In the event Conversion Licensee is insolvent or adjudicated a bankrupt, or has an order for relief filed for or against it under the Federal Bankruptcy Laws, or makes an assignment for the benefit of creditors, and such condition is not remedied within sixty (60) days after Conversion Licensee's receipt of a Notice to Cure; or in the event that a receiver is appointed for Conversion Licensee and such receiver is not removed within sixty (60) days after written notice from Licensor to Conversion Licensee to obtain such removal.

                  B. The default in the performance or observance of any obligations under this Agreement or under Licensor's Confidential Manuals then in effect, by Licensee, and such default is not remedied to Licensor's reasonable satisfaction within thirty (30) days after Notice to Cure is received by Conversion Licensee.

                  C. The assignment, transfer or sale of the travel agency office, or of any interest therein, or the merger or consolidation of the travel agency office, other than as permitted under Article XIV below.

                  D. If the Conversion Licensee knowingly or recklessly makes a false representation or material mistake or omission in any of the reports which Conversion Licensee may be required to furnish to Licensor pursuant to this Conversion License Agreement or in accordance with the Confidential Manuals.

                  E. If the Conversion Licensee or any officer, partner, member, director or stockholder of Conversion Licensee is convicted of any crime which, in the reasonable opinion of Licensor, may adversely affect the goodwill or interest of Licensor or the Conversion Licensee's business.

                  F. If the Conversion Licensee's office becomes vacant, abandoned or deserted, or Conversion Licensee fails to remain open for business on a full-time basis for three (3) consecutive days.

                  G.       If  the   Conversion   Licensee   fails  to  pay  the
appropriate  authority,   within  the  time  specified  by  law,  any  taxes  or
withholding payments.

                  H. The dissolution or the sale of all or substantially all of the assets of the Conversion Licensee.

                  I. The loss of or default by Conversion Licensee of its Airlines Reporting Corporation and/or its International Airlines Travel Agent Network appointments. The Conversion Licensee may not cure the defaults enumerated in subsections C through I hereof.

         12.3     Termination  of this  Agreement  shall not relieve  Conversion
Licensee of any monetary obligations hereunder remaining due at the date of termination, and Conversion Licensee agrees to pay the same to Licensor promptly after termination. Notwithstanding termination, interest shall continue to accrue on any overdue obligations of Conversion Licensee at the highest rate allowed by law, and Conversion Licensee shall continue to be obligated for any and all

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

costs and expenses (including reasonable attorneys' fees) incurred by Licensor in connection with the collection of such obligations, irrespective of whether such costs, expenses and fees are incurred before or after termination.

                                  ARTICLE XIII
                          PROCEDURES AFTER TERMINATION
                          ----------------------------

         13.1 Upon termination of this Agreement for any reason, Conversion Licensee shall cease to be an authorized Travel Network Conversion Licensee and shall pay Licensor all sums then owing to Licensor within thirty (30) days.

         13.2 Conversion Licensee shall immediately and permanently discontinue and refrain from the use of all names and Proprietary Marks owned by or associated with Licensor and all similar names and marks, and any name or mark or mark containing the designation "Travel Network" or the word "Network" in any context. In addition, Conversion Licensee shall discontinue and refrain from the use of any other names, words or marks which might tend to indicate that Conversion Licensee is or was an authorized Travel Network licensee.

         13.3 Conversion Licensee shall promptly destroy or surrender to Licensor all signs, stationery, letterheads, forms, operating manuals, printed and advertising matter containing the words "Travel Network" or any other names, words or marks which might tend to indicate the Conversion Licensee is or was an authorized Travel Network licensee. The only printed matter excluded from this provision are business records of Conversion Licensee's past sales which are maintained for recording purposes only.

         13.4 Conversion Licensee shall immediately and permanently discontinue and refrain from all advertising or promotional activities as a Travel Network licensee, including, but not limited to, the immediate removal of any signs from Conversion Licensee's office which contain the Travel Network name or Proprietary Marks.

        13.5 Conversion Licensee shall thereafter refrain from doing anything that might tend to indicate that Conversion Licensee is or was an authorized Travel Network licensee.

         13.6 Conversion Licensee shall promptly execute such documents and take such steps as may be necessary or appropriate to delete Conversion Licensee's listing as a Travel Network licensee in the Yellow Pages of the telephone directory and any other directory, to terminate any other listing which indicates that Conversion Licensee is or was affiliated with Licensor.

         13.7 Conversion Licensee shall employ or seek to employ any person who is, at the time of termination of this Agreement, for any reason, employed by Licensor, and Regional President of Licensor, or by any system licensee, or otherwise directly or indirectly, induce such person to leave his or her employment.

                                   ARTICLE XIV
                                   ASSIGNMENT
                                   ----------

         14.1 This Agreement is personal, being entered into in reliance upon, and in consideration of, the skill, qualifications and representations of and trust and confidence reposed in Conversion Licensee and its principals. Accordingly, neither this Agreement, nor any of the rights or privileges of the license granted hereunder, nor any interest in the travel agency office shall be sold, assigned, or transferred as a "Travel Network" agency without the prior written consent of Licensor, which shall not be unreasonably withheld. Any such transfer, sale or assignment made without Licensor's prior written consent shall be void. Without limiting the reasons for Licensor withholding its consent, it is agreed that Licensor shall have the absolute right to withhold its consent for any of the following reasons:

                  A. Failure of the proposed assignee, purchaser or transferee, and of all persons having a legal or beneficial interest in the assignee, purchaser or transferee, to make full and accurate written disclosure of their business backgrounds, financial status and credit worthiness;

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

                  B. Failure of all legal and beneficial shareholders of a proposed corporate transferee, assignee or purchaser to personally guarantee such corporation's obligations to Licensor in the form and manner prescribed by Licensor;

                  C. Failure of the existing Conversion Licensee, and all of its officers, directors, shareholders, partners and members, and the proposed new licensee, and all of its officers, directors, shareholders, partners and members, to execute general releases in favor of Licensor, any subsidiary and/or affiliated corporation of Licensor, and their respective officers, directors, partners, shareholders, employees and agents, for all claims and causes of action which accrued prior to the date of the sale, assignment or transfer;

                  D. Any existing default by Conversion Licensee under this Agreement, or under any other agreement between the Conversion Licensee and Licensor, as of the time that the sale, transfer or assignment is proposed;

                  E. Failure of the proposed operators of the transferred, sold or assigned franchise to undergo the necessary training to operate a Travel Network franchise;

                  F. The proposed new licensee, or any of its officers, directors, shareholders, partners or members (legal or beneficial) having any interest in any other travel business or operation that is not licensed by Licensor;

                  G. Failure of the proposed new licensee to execute the then-current form of License Agreement, with accompanying documents, being offered by Licensor to new licensees; provided, however, that the proposed new licensee shall not be required to pay the Initial License Fee under that new form of agreement; that the duration of the license under that new form of agreement shall be equal to the balance of the existing Conversion Licensee's term under this Agreement if the new licensee is a conversion, or a full term for a non-conversion licensee; and that, until such time as the unexpired term of the existing Conversion Licensee shall come up for renewal, the Service and Advertising Fees due under that new form of agreement shall be the same as those that would have been due under this Agreement;

                  H. Failure to pay Licensor a non-refundable Transfer Fee equal to ten percent (10%) of the then- current initial license fee for conversion licensees. No part of such Transfer Fee is refundable, even if the proposed transfer, sale or assignment is not consummated or becomes undone for any reason whatsoever.

               "Sale, transfer or assignment" includes the consolidation or merger of a corporate Conversion Licensee.

               "Sale, transfer or assignment" does not include the passing of any interest in the travel agency office to the heirs of Conversion Licensee, its shareholders, partners or members, upon death, nor does it include a sale to a non-Travel Network entity, but does include any sale, transfer or assignment by such heirs for which transactions, at a minimum, all of the conditions set forth in Paragraphs "A" through "H" above must be met.

               I. Conversion Licensee shall be required to provide written notice of any bona fide sale transfer or assignment of the license and the terms of said offer. Licensor shall have thirty (30) days in which to elect whether it wishes to acquire Conversion Licensee's license under the same terms and conditions as are set forth in the third party offer.

               J. Licensor will consent to any sale, transfer or assignment that is solely a transaction between the partners, members or shareholders of a corporate, partnership or associate Conversion Licensee, provided:

                    (i) Such partners, shareholders or members were partners, shareholders or members at the time of the execution of this Agreement, and

                    (ii) Such  partners,   shareholders  or  members  personally
                         guaranteed Conversion Licensee's obligations under this Agreement, and

                    (iii)Conditions  in  Sections  14.1  "C"and  14.1"D"  above, regarding general releases and defaults, are satisfied.

               In the case of such a sale, assignment or transfer, the balance of the conditions set forth Section 14.1 above need not be met.

                  K. Licensor will consent to any sale, transfer or assignment that is solely between Conversion Licensee and a corporation formed by Conversion Licensee, provided:

                    (i) None of the legal or beneficial shareholders of such corporation is anyone other than Conversion Licensee, or its partners or members, if Conversion Licensee is a partnership or association, and

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

                    (ii) Conditions  in  Section  14.1 "B",  "C" and "D"  above, regarding guarantees, general releases and defaults, are satisfied. In the case of such a sale, assignment or transfer, the balance of the conditions set forth in
                         Section 17.1 need not be met.

                  L. Licensor shall have the right to assign and/or delegate any or all of its rights, duties and obligations hereunder to any third party. At such time as Licensor my assign or delegate its responsibilities or rights herein, written notification of said assignment or delegation must be made to Conversion Licensee by Licensor within thirty (30) days thereafter.

                                   ARTICLE XV
                   DEATH OR INCAPACITY OF CONVERSION LICENSEE
                   ------------------------------------------

        Upon the death or mental incapacity of Conversion Licensee, Licensor shall not terminate this Agreement, provided:

                  A. The travel agency office remains fully operational, and

                  B. The Conversion Licensee does not default under this Agreement, following the death or incapacity of the Conversion Licensee or one or more of its shareholders or partners,

        Any sale, transfer, or assignment by the personal representatives or heirs shall be dealt with in the manner set forth in Article XIV above.

                                   ARTICLE XVI
                                    HEADINGS
                                    --------

        The titles or headings to sections of this Agreement are not a part of this Agreement and shall have no effect upon the construction or interpretation of any part thereof.

                                  ARTICLE XVII
                            CONSTRUCTION OF AGREEMENT
                            -------------------------

        This Agreement, and any controversies relating thereto shall be governed by, interpreted, and resolved under the laws of the State of New Jersey. In the event Conversion Licensee's travel agency office is located in a state which has statutory franchise laws that are different from those of the law of the State of New Jersey, the law of the State of New Jersey shall govern, to the exclusion of the statutory franchise laws of any other state, it being agreed by the parties that the State of New Jersey has the most significant contacts with and the paramount state interest in any controversy relating to this Agreement. In the event that any provision of this Agreement shall be held invalid or unenforceable, it shall be deemed modified, but only to the extent necessary to make it lawful. To effect such modification, the said provision shall be deemed deleted, added to and/or rewritten, whichever shall most fully preserve the intentions of the parties as originally expressed herein.

                                  ARTICLE XVIII
                                   ARBITRATION
                                   -----------
         18.1 In the event any party is required to employ legal counsel or to incur other reasonable expenses to enforce any obligation of another party hereunder, or to defend against any claim, demand, action, or proceeding by reason of another party's failure to perform any obligation imposed upon such party by this Agreement, and provided that legal action is filed by or against the first party and such action or the settlement thereof establishes the other party's default hereunder, then the prevailing party shall be entitled to recover from the other party the amount of all reasonable attorney's fees of such counsel and all other expenses reasonable incurred in enforcing such obligation or in defending against such claim, demand, action, proceeding whether incurred prior to or in preparation for or contemplation of the filing of such action thereafter. Nothing contained in this Paragraph shall relate to arbitration proceeding pursuant to this Agreement.

         18.2 Except as specifically otherwise provided in this Agreement, the parties agree that in all contract disputes that cannot be amicably settled, shall be determined solely and exclusively by arbitration under the Federal Arbitration Act as amended and in accordance with the rules of the American Arbitration Association or any successor thereof. Arbitration shall take place at an appointed time and place in the State of New Jersey, County of Bergen.

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

         18.3 Each party shall select one (1) arbitrator (who shall not be counsel for the party), and the two so designated shall select a third (3rd) arbitrator. If either party shall fail to designate an arbitrator within seven
(7) days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen (14) days after arbitration is requested, then an arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either party. Judgment upon any award of the majority of the arbitrators may grant any relief which might be granted by a court of general jurisdiction, including, without limitation, by reason of enumeration, award of damages (but excluding injunctive relief), and may, in the discretion of the arbitrators, assess, in addition, the costs of arbitration, including the reasonable fees of the arbitrators and reasonable attorneys' fees, against either or both parties, in proportions as the arbitrators shall determine.

                                   ARTICLE XIX
                              LIMITATIONS OF ACTION
                              ---------------------

        Subject to applicable state law, Conversion Licensee does hereby agree and stipulate, notwithstanding any other existing or prevailing statutes or codes, that any and all claims, charges, suits, or causes of action which arise in favor of Conversion Licensee against Licensor by reason of this Agreement must be commenced not later than one (1) year from the earliest accrual date of such claims, charges, suits or causes of action.

                                   ARTICLE XX
                                     NOTICES
                                     -------

         20.1 Any notices to be given hereunder shall be in writing, and may be delivered personally or by mail with postage fully prepaid.

         20.2 Any notice to be delivered to Licensor shall be addressed to it at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07032.

         20.3 Any notice to Conversion Licensee shall be delivered to the address set forth on Page One of this Agreement or to the address of Conversion Licensee's travel agency office.

         20.4 The address specified herein for service of notices may be changed at any time by the party making the change giving written notice to the other party. Any notice delivered by mail shall be deemed delivered five (5) days after mailing.

                                   ARTICLE XXI
                           REPRESENTATIONS AND RECEIPT
                           ---------------------------

         21.1 Conversion Licensee acknowledges the receipt of Licensor's financial statements and Offering Circular where required by prevailing law, all proposed agreements relating to the sale of this franchise to Conversion Licensee, and an opportunity to review Licensor's current confidential manuals, no less than ten (10) business days prior to the execution of this Agreement.

         21.2 Each of the undersigned parties warrants that he has full authority to sign and execute this Agreement. If Conversion Licensee is a corporation or partnership, the individuals executing this Agreement on behalf of such corporation or partnership warrant to Licensor, both individually and in their own capacities as partners or officers, that all of the partners in the partnership, or all of the shareholders of the corporation, have read and approved this Agreement, including any restrictions which this Agreement places upon the right to transfer their interest in the partnership or corporation.

         21.3 Conversion Licensee acknowledges that he/she has conducted an independent investigation of this franchise, and recognizes that the business venture contemplated by this Agreement involves business risks and that the success of this franchise will be totally dependent upon the ability of the Conversion Licensee as an independent business person. Licensor expressly disclaims the making of, and Conversion Licensee acknowledges that he has not received any warranty or guarantee, express or implied, as to the potential volume, profits, earnings or potential earnings or success of the business venture contemplated by this Agreement.

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

                                  ARTICLE XXII
                             MODIFICATION AND WAIVER
                             -----------------------

        This document constitutes the entire agreement of the parties. No representation, warranty, covenant, projection, earnings claim, promise or agreement, even if previously or contemporaneously made, shall survive the signing of (or be implied from anything contained in) this document unless it be expressly stated herein or in the Offering Prospectus given to Conversion
Licensee. Except as provided under Article XVI, this Agreement may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought to be enforced. The failure (whether or not knowing and whether or not prolonged) to take action against a breach or default under this Agreement shall not be construed as a waiver of the right to take action against such or similar breach or default, it being understood that no waiver shall be effective and no waiver is to be relied upon unless it be made in a writing signed by the party charged with it.

                                  ARTICLE XXIII
                   INDEPENDENT CONTRACTOR AND INDEMNIFICATION
                   ------------------------------------------

         23.1 It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that Conversion Licensee shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever.

         23.2 During the term of this Agreement, and any extensions hereof, Conversion Licensee shall hold itself out to the public as an independent contractor operating the business pursuant to a license from Licensor. Conversion Licensee agrees to takes such action as may be necessary to do so, including, without limitation, exhibiting a notice of that fact in a conspicuous place in Conversion Licensee's office (the content of which Licensor reserves the right to specify), and (as and if directed by Licensor) in its advertising and on its forms, stationery, and promotional materials.

         23.3 It is understood and agreed that nothing in this Agreement authorizes Conversion Licensee to make any contract, agreement, warranty, or representation on Licensor's behalf, or to incur any debt or other obligation in Licensor's name; and that Licensor shall in no event assume liability for, or be deemed liable hereunder as a result of, any such action, or by reason of any act or omission of Conversion Licensee in any of its operations hereunder or any claim or judgment arising therefrom against Licensor. Conversion Licensee shall indemnify and hold Licensor, and Licensor's officers, shareholders, directors, agents and employees harmless against any and all such claims arising directly or indirectly from, as a result of, or in connection with, Conversion Licensee's operation of the business licensed hereunder, as well as the costs, including attorneys' fees, of defending against them, but such indemnification shall not extend to the breaches or civil wrongs of the Licensor.

        IN WITNESS WHEREOF, the parties have signed this Agreement the ________ day of _______________________, 20___ .

                                    Conversion Licensee


                                    Regional President
                                    (if applicable)

                                    ETRAVNET.COM, INC.


                                    By: ___________________________________
                                          Michael Y. Brent, President

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


                                  SCHEDULE "A"

                         AREA OF PRIMARY RESPONSIBILITY

The following sets forth Licensee's Area of Primary Responsibility ("APR"):


                   ------------------------------------------

                   ------------------------------------------

                   ------------------------------------------

                                                                     EXHIBIT "A"

                                ETRAVNET.COM, INC.

                                    GUARANTEE

        The undersigned  acknowledge having read that certain Conversion License
Agreement  dated  ________,   between   ETRAVNET.COM,   INC.   ("ETRAVNET")  and
("Conversion Full Service Licensee") (the "Agreement").

        As an inducement for, and in consideration of, ETRAVNET's entry into the Agreement, the full, prompt and faithful performance of all of Conversion Full Service Licensee's obligations thereunder, as the same may be modified from time to time, including Conversion Full Service Licensee's obligations of payment and indemnity, are hereby guaranteed, jointly and severally, by the undersigned. Without limiting the foregoing, the undersigned hereby personally assume the obligations set forth in Articles III and VIII of the Agreement, without thereby diminishing Conversion Full Service Licensee's continuing obligations in that regard.

        The resolution of any controversy relating to this Guarantee shall be pursued and had in the same manner provided in Article XVIII of the Agreement, using the guarantors' respective addresses as designated below or as hereafter changed in the manner prescribed by Article XX of the Agreement.

        This Guarantee may not be altered, modified, terminated, discharged or waived except in the manner indicated in Article XXII of the Agreement. Alteration, modification, termination or discharge of the Agreement, or of the obligations of one or more of the undersigned, may be made without the consent or notice to the rest of the undersigned and without thereby diminishing the undersigned's full unlimited guarantee of all of Conversion Full Service Licensee's obligations under the Agreement as modified.

        Each of the undersigned acknowledge that ETRAVNET may demand, and shall be entitled to receive, payment in full from him under this Guarantee without first attempting to collect payment of the obligations guaranteed hereunder from Conversion Full Service Licensee or the other guarantors.

        The undersigned waive the right to assert any set-off or counterclaim or any defense available to Conversion Full Service Licensee in any action brought against the undersigned under this Guarantee.

        This Guarantee shall be binding upon the legal successors of the undersigned.

        This Guarantee shall survive the expiration or termination of the Agreement.

        Wherever the test of this Guarantee requires, the use of the plural or the masculine shall denote also the singular or the feminine.


Dated _______________________               ________________________________

                                            ________________________________

                                            ________________________________

                                            ________________________________

                                                                     EXHIBIT "B"

                               ETRAVNET.COM, INC.

                     TRANSFER OF FRANCHISE TO A CORPORATION
                     --------------------------------------

        The undersigned, an officer, director and owner of a majority of the issued and outstanding voting stock of the corporation set forth below and the Conversion Licensee of the Travel Agency under a Conversion License Agreement executed on the date set forth below, between himself and ETRAVNET.COM, INC., as Licensor, granting him a license to operate at the location set forth below and the other undersigned directors, officers and shareholders of the corporation, who together with Conversion Full Service Licensee constitute all of the shareholders of the corporation, in order to induce Licensor to consent to the assignment of the Conversion Full Service License Agreement to the corporation in accordance with the provisions of Article XIV of the Conversion Full Service License Agreement, agree as follows:

        1. The undersigned Conversion Full Service Licensee shall remain personally liable in all respects under the License Agreement and all the other under signed officers, directors and stockholders of the corporation intending to be legally bound hereby, agree jointly and severally to be personally bound by the provisions of the Conversion License Agreement, to the same extent as if each of them were the Conversion Licensee set forth in the Conversion License Agreement and they jointly and severally personally guarantee all of the Conversion Licensee's obligations set forth in said Agreement.

        2. The undersigned agree not to transfer any stock in the corporation without the prior written approval of the Licensor and agree that all stock certificates representing shares in the corporation shall bear the following legend:

          "The shares of stock represented by this certificate are subject to the terms and conditions set forth in a Conversion License Agreement dated _________, 20_____, between __________________________and
          ETRAVNET.COM, INC."

        3. ______________________or his designee shall devote his best efforts to the day-to-day operation and development of the Travel Agency.

        4. ______________________ hereby agrees to become a party to and to be bound by all of the provisions of the License Agreement executed on the date set forth below between Conversion Licensee and ETRAVNET.COM, INC., to the same extent as if it were named as the Conversion Full Service Licensee herein.

Date of Conversion License Agreement: __________________________________________

Location of Travel Agency: _____________________________________________________

WITNESS:

____________________________                        ____________________________

____________________________                        ____________________________

____________________________                        ____________________________
                                                         Name of Corporation

ATTEST:

___________________________                By:_________________________________
                                            (SEAL)


        In consideration  of the execution of the above agreement  ETRAVNET.COM,
INC.,   hereby   consents  to  the  above   referred  to   assignment   on  this
___________________ day of__________________, 20____.


                             ETRAVNET.COM, INC.

                             By:_______________________________ (SEAL)

                                                                     EXHIBIT "C"

                               ETRAVNET.COM, INC.

                            CONFIDENTIALITY AGREEMENT
                            -------------------------

        THIS  AGREEMENT  is  entered  into  this  day of , 20 , by  and  between
_______________________of   ____________________   ("Conversion   Licensee"   or
"Franchisee") and ______________________________("Manager").

        WHEREAS, Franchisee has entered into an ETRAVNET License Agreement ("License Agreement") with ETRAVNET.COM, INC. as Franchisor ("Franchisor") for the exclusive right and license to operate a Travel Network Franchise ("Agency") located at

        WHEREAS, as a condition for entering into said Franchise Agreement, Franchisee agreed that should he seek to have a Manager manage and/or work at his Franchise, Franchisee would cause said person to enter into a certain Confidentiality Agreement containing the terms set forth herein.

        WHEREAS, concurrently with entering into an arrangement whereby such Manager undertakes to manage and/or work at this Agency, such person hereby agrees to execute this Agreement.

        NOW, THEREFORE, in consideration of the premises, the covenants of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.     Term of Agreement.
               ------------------

The term of this Agreement shall begin on the date hereof and end on the effective date of termination, whether for cause or otherwise, of employment of Manager by Franchisee, injunction restraining Manager's competition in contravention of the Covenant Not-to-Compete and/or disclosure of Confidential Information.

        2.     Confidential Information.
               -------------------------

Manager agrees that the information and material contained in the ETRAVNET Manual ("Manual"), any amendments or modifications thereto, any trade secrets or certain other information disclosed or divulged by Franchisor or Franchisee, their servants, agents, employees or others in Proprietary Information. "Proprietary Information" means information not available in the trade or to the public and which is disclosed only to persons in a confidential relationship with either the Franchisor or Franchisee or to those persons whose access to such information is on a need-to-know basis, including, without limitation, all materials contained in the Manual, periodic memoranda, processing systems or instructional materials, development or financing methods of Franchisor or Franchisee, marketing plans, sales methods or customer lists of Franchisor or Franchisee or any other specific confidential business matter owned by Franchisor or loaned to Franchisee. Manager agrees not to disclose, divulge or transfer to any third party, except in the pursuit of ETRAVNET's business, any Proprietary Information acquired by Franchisee, Manager by any means whatsoever in connection with Franchisee's Travel Network Franchise. Manager further agrees that upon termination or expiration of his term of employment, for cause or otherwise, he will not take with him in any written form any of the information contained in the Manual or in any amendments or modifications thereto, nor will he duplicate or reproduce same for his own use or for the use of any third party.

        3.     Covenant Not-to-Compete.
               ------------------------

During the term of this  Agreement  as set forth  herein and for a period of two
(2) years thereafter, Manager agrees and covenants that he will not in any way, directly or indirectly, have any interest as an owner, partner, director, officer, employee, consultant, representative, or in any other capacity, in any franchised travel business or join another franchised travel system, either as a salesman selling franchises, servicing a franchised system, or join as a franchisee located or operating at the premises or within ten (10) miles of such premises or any other Travel Network franchisee's Area of Primary Responsibility involving significant or insignificant part, the sale of products and services then offered by Travel Network franchisees under the then-current Franchise Agreement, nor shall Manager either directly or indirectly, for himself, or through, or on behalf of, or in conjunction with any person, persons, partnership or corporation, divert or attempt to divert, any business or customer of the business franchised hereunder to any competitor by direct or indirect inducement or otherwise.

        4.     Inadequate Remedy At Law.
               -------------------------

Manager acknowledges and agrees that any violation of the Confidential Information and the Covenant Not-to-Compete sections set forth in Sections 2 and 3 herein will cause Franchisor irreparable injury which cannot be adequately compensated by damages. Accordingly, in the event of breach of either Section 2 or Section 3 or both, Franchisor shall be entitled, without limiting any other available remedies, to seek an injunction restraining Manager's competition in contravention of the Covenant Not-to-Compete and/or disclosure of Confidential Information.

        5.     Governing Law.
               --------------

This Agreement will be governed by and construed in accordance with the laws of the State of New Jersey.

        6.     Severability.
               -------------

The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

        7.     Owner/Third Party Rights.
               -------------------------

        As the owner of the Proprietary Information and therefore as a third party beneficiary of this Agreement, ETRAVNET shall have the absolute right and authority to enforce the terms of this Agreement, at the sole cost and expense of Franchisee.

        8.     Notices.
               --------

        Unless and until such written notice shall be delivered in accordance with the provisions set forth herein, any and all notices and all other communication provided for herein shall be in writing and shall be given by personal service or by depositing same in the United States Mail is sent by registered or certified mail, postage prepaid and addressed:

        To Franchisee at: _____________________________________

                          _____________________________________

                          _____________________________________

and to Manager at:        _____________________________________

                          _____________________________________

                          _____________________________________


with copies to:       ETRAVNET.COM, INC.
                      560 Sylvan Avenue
                      Englewood Cliffs, NJ 07632

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands, as of the date and year first above written.


                      Start-Up Licensee


                                    By: _______________________________________


                                    ___________________________________________
                                    as Manager


                                    ___________________________________________
                                    Name Printed


                                    ___________________________________________
                                    Address

                                    ___________________________________________


                                    ETRAVNET.COM, INC.


                                    By ________________________________________

                                                                     EXHIBIT "D"

                             BANK AUTHORIZATION FORM
                             -----------------------

This form is to be forwarded to your bank, and a copy faxed back to us at 201-871-7676.

     (a)  Return one copy to ETRAVNET.COM, INC.

     (b)  Authorization  to Honor  Electronic  Payments Drawn by Travel Network,
          Ltd.

TO:  _____________________________________________
               (Name of Bank)

     _____________________________________________
               (Branch Address)

      _____________________________________________
               (City & State)

The undersigned hereby requests and authorizes you to pay and charge to the undersigned's account, electronic transfer payments drawn on that account by and payable to the order of Travel Network Ltd. (Bank of New York, Account No. 610-4671-991) provided there are sufficient funds in said account to pay the same upon presentation. It is agreed that your rights with respect to each electronic transfer shall be the same as if it were drawn on you and signed personally by the undersigned.

It is also agreed that the amount of each electronic transfer will not exceed $ per month per transfer.

This authorization shall remain in effect until revoked by the undersigned in writing, and it is agreed that you will be fully protected in honoring any such electronic transfer until such revocation is received by you.


______________________________________      __________________________________
Account Title                               Account Number

______________________________________      __________________________________
Bank ABA/Routing #                          Signature

______________________________________
Date

                               ETRAVNET.COM, INC.

                             SOHO LICENSE AGREEMENT
                             ----------------------

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I
APPOINTMENT....................................................................1

ARTICLE II
TERM...........................................................................2

ARTICLE III
COMMISSION INCOME..............................................................2

ARTICLE IV
SERVICE AND ADVERTISING FEES...................................................3

ARTICLE V
PROPRIETARY MARKS AND GOODWILL.................................................4

ARTICLE VI
SERVICES OF LICENSOR OR ITS DESIGNEE...........................................6

ARTICLE VII
OBLIGATIONS OF LICENSEE........................................................6

ARTICLE VIII
DEFAULT OF TERMINATION.........................................................7

ARTICLE IX
CONSTRUCTION OF AGREEMENT......................................................7

ARTICLE X
ASSIGNMENT.....................................................................8

ARTICLE XI
ARBITRATION....................................................................9

ARTICLE XII
MODIFICATION AND WAIVER.......................................................10

ARTICLE XIII
INDEPENDENT CONTRACTOR AND INDEMNIFICATION....................................10

APPENDIX A
SUPPLIES

APPENDIX B
BANK AUTHORIZATION FORM

                               ETRAVNET.COM, INC.

                             SOHO LICENSE AGREEMENT
                             ----------------------

        AGREEMENT  made  the  day  of  _________________________,  20__,  by and
between ETRAVNET.COM, INC., a New York corporation having its principal offices located at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, (hereinafter referred to as "Licensor") and (hereinafter referred to as "Licensee").

                              W I T N E S S E T H :

        WHEREAS, Licensor is the owner of the "Travel Network" service marks, trade names and logos as set forth herein, and a system of operating and franchising retail travel agencies; and

        WHEREAS, as a result of the expenditure of time, effort and money, Licensor has developed a "System" for the promotion, assistance, development and operation of separately owned travel agency offices, and has devised policies, procedures and techniques designed to enable such offices to compete more effectively in the travel market; and

        WHEREAS, the System includes, but is not limited to, chain identification utilizing various proprietary marks, such as "E-Travel Network", "ETRAVNET", "ETRAVNET.COM", "Travel Network" and/or "Global Travel Network" ("Proprietary Marks") in various promotional and advertising programs and on signs, interior accessories, and other identification schemes, travel product familiarization, management and sales training programs and centralized advertising and promotional programs; and

        WHEREAS, Licensor continues to develop, control, revise and improve its Proprietary Marks and System for the benefit and exclusive use of itself and its licensees in order to identify the Travel Network System to the public as a System which represents the highest standards of quality and service; and

        WHEREAS, Licensor franchises travel agency offices to use the Travel Network System and to operate under the name "Travel Network", "ETRAVNET", "ETRAVNET.COM", "E-Travel Network" and/or "Global Travel Network," except that Licensee hereunder will not be permitted to trade or do business under any of these Proprietary Marks in the operation of this particular franchise; and

        WHEREAS, Licensee represents that he/she is not obtaining this Travel Network franchise for investment or speculative purposes, and has no present intention to attempt to sell or transfer the business; and

        WHEREAS, Licensee understands the importance of Licensor's high uniform standards of quality, appearance and service to the value of the Travel Network name and System, and the necessity of operating his/her Satellite Travel Network agency solely from his/her home, non-retail office or via the internet and in conformity with the Travel Network System and in accordance with Licensor's standards and specifications.

        NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   APPOINTMENT

         1.1 Licensor grants to Licensee and Licensee hereby accepts a limited franchise to operate an internet- based travel agency from a small office of home office environment ("SoHo") utilizing the Travel Network System from Licensee's existing home address, or at a non-retail address approved in advance by Licensor ("Location").

         1.2 Licensee shall be required to pay an initial license fee in order to participate in the Travel Network System as a Licensee in the sum of Three Thousand Nine Hundred Ninety-Five Dollars ($3,995). In consideration of

        _______ INITIALS

        _______ INITIALS
the payment of the amount, Licensor shall provide Licensee with the supplies listed on Appendix A of this Agreement, within forty-five (45) days from the date this Agreement is executed and payment of the initial license fee is received.

         1.3 This Agreement only entitles Licensee to operate one Location from his/her existing home address or at an approved alternate address. This Agreement does not grant Licensee any territorial rights or protection and Licensee acknowledges Licensor's right to offer start-up, conversion, home based or any other type of travel franchise anywhere it desires.

         1.4 In the event Licensee wishes to convert his/her home based travel agency into a full service travel agency, the following conditions must first be met:

                  (a) Licensee shall be operating under this Agreement for a minimum of twelve (12) months;

                  (b) Licensee shall apply for and obtain all necessary appointments, i.e., Airline Reporting Conference ("ARC") and International Airline Travel Agents Network ("IATAN").

                  (c) Licensee shall secure and retain a location that is not located within an existing "Travel Network" licensee's exclusive territory; and
                  (d) Licensee shall execute Licensor's then-current form of Start-Up License Agreement, at least ten (10) business days following receipt of Licensor's then-current Uniform Franchise Offering Circular and remit the additional sum of Twenty-Five Thousand Nine Hundred Five Dollars ($25,905) upon execution of said Agreement or as follows:

                           (i)      Ten   Thousand   Dollars    ($10,000)   upon
execution of said Agreement; and

                           (ii)     Fifteen Thousand Nine Hundred Five Dollars
($15,905) over three (3) years with interest at twelve percent (12%), as evidenced by a promissory note containing said terms.

                                   ARTICLE II
                                      TERM
                                      ----

         2.1 This Agreement shall be for a period of five (5) years, commencing on the date it is executed by both parties.

         2.2 This Agreement may be renewed for additional three (3) year terms provided both parties mutually agree to renew and Licensee remitting to Licensor a renewal fee of Three Hundred Dollars ($300). Notice and consent to renew must be provided to Licensor thirty (30) days before expiration.

                                   ARTICLE III
                                COMMISSION INCOME
                                -----------------

         3.1 Licensor or its designee agrees to provide Licensee with commissions for worldwide airline and rail tickets, tour and cruise documents, package and land tours, hotel and car rental confirmation of reservations and all other travel reservations or transactions made by Licensee through Licensor or its designee.

         3.2 Licensee will be paid seventy (70%) percent of commissions collected on each commissionable transaction. Commissions will be paid on the fifteenth (15th) day of each month following the date of completion of travel or receipt of commission by Licensor or its designee, whichever occurs last. As an example, if a client returns from a Hawaiian vacation on the last day of April, the commission would be paid on the 15th day of May. If the same client returned on the 11th day of May, then the commission would be paid on the 15th day of June. If the commission has not been received by Licensor or its designee then it would be paid on the fifteenth (15th) day of the month following receipt of the commission by Licensor or its designee.

        _______ INITIALS

        _______ INITIALS

                  3.2.1 Licensee agrees to submit a request for commission to be paid on the fifteenth (15th) of any month by the fifth (5th) day of the month. Licensee agrees to submit his/her commission request on the forms provided for that purpose by Licensor.

         3.3 In the event a designee of Licensor is to provide the services described in this Article, then the Licensee will enter into a separate agreement with the designee, in a form determined by Licensor. This agreement shall be executed only after Licensee has been trained and is in the System but prior to doing any actual ticketing.

         3.4 In the event a designee performs the services set forth in this Article, then Licensor will not guaranty payment of any of the commissions described herein, but Licensor will assist Licensee in collecting said commissions from the designee.

         3.5 Licensor shall maintain the right, during the term hereof and any renewals, to conduct an inspection and/or audit of Licensee's books and records for this travel business.

                                   ARTICLE IV
                          SERVICE AND ADVERTISING FEES
                          ----------------------------

         4.1 Licensee shall pay to Licensor a monthly on-line access fee of One Hundred Dollars ($100) during the first twelve (12) months of this Agreement, said monthly on-line fee of One Hundred Dollars ($100) shall increase with the Consumer Price Index ("CPI") published by the U.S. Labor Department ("Service Fee"). For example, if the CPI increases by 2%, then the monthly service fee for the following twelve (12) month period shall be $102. The following year, the base amount upon which to calculate the increase shall be $102. The first payment is due following the first day of the month following the execution of this Agreement and shall be paid by way of pre-authorized checks drawn against the Licensee's bank account or via electronic transfer of funds. Licensee irrevocably authorizes Licensor and Licensee's bank or designated credit card on file with Licensor, to automatically make monthly payments to Licensor from either of Licensee's account in accordance with this section for the purpose of paying franchise fees, service fees and travel product purchases. Licensee agrees to execute the form annexed hereto as Appendix B in the event Licensor chooses the electronic transfer of funds method of payment.

         4.2 Licensee shall contribute Fifty Dollars ($50.00) to the advertising information monthly/On-line fund ("AIM/On-Line"). The purpose of this fund is to create and develop advertising and marketing materials for all of our SoHo Agency licensees. This amount will increase if the Consumer Price Index increases, but it will never be less than Fifty Dollars ($50). The sum of Fifty Dollars ($50) of said contribution is applied by us to the preparation of advertising materials, ad specialties and other printed materials for use by you in your local market and to provide you with an Internet "home page" to promote your services.

                  We create all materials financed by AIM/On-Line, with sole discretion over the concepts, materials and endorsements used for the programs. AIM/On-Line is used to pay the costs of preparing and producing video, audio and written advertising materials; direct mail and other media advertising materials; direct mail and other media advertising programs and supporting public relations, market research and other advertising, promotion and marketing activities. AIM/On-Line prepares the advertising, marketing and promotional materials for your use locally.

               AIM/On-Line is accounted for separately from our other funds and is not used to defray any of our general operating expenses. We may spend, on behalf of AIM/On-Line, in any fiscal year an amount greater or less than the aggregate contribution of all agencies, whether start-up or conversion, to AIM/On-Line in that year, and AIM/On- Line may borrow from us or others to cover deficits or invest any surplus for future use. We will prepare an annual statement of monies collected and costs incurred by AIM/On-Line and furnish it to you upon written request. No money will be spend by AIM/On-Line to solicit new franchisees.

               When you use your own materials, all advertising, promotion and marketing must be completely clear and factual and not misleading and confirm to

        _______ INITIALS

        _______ INITIALS
the highest standards of ethical marketing and the promotion policies which we prescribe. Samples of all advertising, promotional and marketing materials that we have not prepared or previously approved must be submitted for approval before you use them. If you do not receive written disapproval within fifteen
(15) days after we receive the materials, we will be deemed to have given the required approval. You may not use any advertising or promotional materials that we have disapprove.

               The AIM/On-Line payments referred to herein will be paid in the same manner as all Service Fees, i.e., automatic payment plan.

               The AIM/On-Line payments referred to herein shall be adjusted on September 1st of each year on the basis of the change in the Consumer Price Index, as defined in this Agreement.

         4.3 There currently are some franchise advertising councils in existence. The council members are voted onto the council by the franchisees in the marketing area. By a majority vote of its members, a council does have decision making powers. We have no power to form, change or dissolve a council, nor do we vote on any council issues.

               We have advertising cooperatives at the present time. They consist of two (2) or more geographically close franchisees who form the advertising cooperative. All franchisees must participate in and a seventy-five percent (75%) vote of these franchisees determines the monthly contributions which will be a fixed fee. The franchisees in a cooperative govern themselves by a seventy-five (75%) vote and prepare their own governing documents, subject to our approval. If we have a company owned agency located within this cooperative, that agency will contribute and participate. We do not require the formation of these cooperatives.

                                    ARTICLE V
                         PROPRIETARY MARKS AND GOODWILL
                         ------------------------------

         5.1 Licensee is hereby authorized to use the "E-Travel Network's Proprietary Mark, only in the following limited manner: when conducting business, Licensee shall be permitted to state "Powered by E-Travel Network" and `Reservations Are Processed through "E-Travel Network"'. Nothing contained herein shall be construed as authorizing or permitting Licensee to use such Proprietary Marks, goodwill or trade secrets at any other location or for any other purpose. It is expressly agreed that the ownership of all right, title and interest in and to said Proprietary Marks, goodwill and trade secrets shall remain solely in Licensor, and that the material and information now and hereafter provided or revealed to Licensee pursuant to this Agreement are revealed in confidence. Licensee expressly agrees to keep and respect the confidence so reposed.

         5.2 Licensor reserves the right to approve all signs, stationery, business cards, forms, and all other materials and supplies using the Travel Network Proprietary Marks. Licensee will use the Travel Network Proprietary Marks, logos, trade styles, color combinations, designs, symbols and slogans only in the manner and to the extent specifically permitted by this Agreement or by written consent of Licensor. All advertising, publicity, sign, decoration, furnishing, equipment or other materials employing in any way whatsoever the words "Travel Network" shall be submitted to and approved by Licensor within ten
(10) days prior to publication or use.

         5.3 Upon termination of this Agreement for any reason whatsoever, Licensee shall execute such documents and take such action as Licensor may deem reasonably necessary or desirable to evidence the fact that Licensee has ceased using any or all of Licensor's Proprietary Marks, color combinations, designs, symbols or slogans and that Licensee has no further rights therein. Licensee shall refrain from doing anything by word or act which might mislead anyone into believing that he/she may still have some association with Licensor, and towards this end, Licensee hereby irrevocably appoints Licensor or Licensor's nominee to be Licensee's attorney-in-fact to execute any document or perform any legal act necessary to protect Licensor's Proprietary Marks from unauthorized use on Licensee's behalf in the event Licensee himself or herself fails to do so. Licensee acknowledges and agrees that the unauthorized use of Licensor's Proprietary Marks will cause irreparable damages for which Licensor may obtain injunctive relief in addition to claiming monetary damages.

        _______ INITIALS

        _______ INITIALS

         5.4 It is understood by the parties to this Agreement that Licensor may adopt new or modified Proprietary Marks to enhance or strengthen the Travel Network System. Licensee agrees that, upon request by Licensor, it will adopt, use and display any such modified or new marks, at Licensee's expense and that, upon termination or non- renewal, it will discontinue and refrain from using any such modified or new marks.

         5.5 Licensee shall promptly notify Licensor of any claim, demand or suit based upon or arising from, or of any attempt by any other person, firm or corporation to use the Proprietary Marks licensed hereunder, or any colorable variation thereof, in which Licensor has a proprietary interest. Licensee also agrees to promptly notify Licensor of any litigation instituted by any person, firm, corporation or governmental agency against Licensor or Licensee involving the Proprietary Marks licensed hereunder. Licensee agrees to execute any and all documents and do such acts as may, in the opinion of counsel for Licensor, be necessary to carry out a defense or prosecution of Licensor's and/or Licensee's rights in respect of such claim or litigation. In the event Licensee is so instructed by Licensor to execute any documents or do such acts as directed by Licensor's counsel, Licensor shall absorb all legal fees and costs attendant thereto and shall indemnify and hold Licensee harmless in the event claims or actions are made or brought as a result thereof.

         5.6 In order to develop and maintain high and uniform standards of quality and service, and hence to protect the reputation and goodwill of Licensor, Licensee agrees to operate and advertise his/her travel services only under the name "Travel Network," but shall not file any doing business certificates unless otherwise required by State law. Licensee shall not use the "Travel Network" service mark as part of the legal name of any corporation, partnership, proprietorship or other business entity with which Licensee is associated, or with a bank account, trade account or any other legal or financial connection, without the prior written approval of Licensor.

         5.7 In order to preserve the validity and integrity of the Proprietary Marks licensed herein, and to assure that Licensee is properly employing the same in the operation of Licensee's travel business, Licensor or its agents shall at all reasonable times have the right to inspect Licensee's materials, methods of operation and books and records. Licensee shall cooperate with Licensor's representative in such inspection and render such assistance as the representative may reasonably request.

         5.8      Licensee   acknowledges  that  he  does  not  have  any  right
whatsoever to deny the use of Licensor's Proprietary Marks to any other Travel Network licensee.

         5.9 Licensee shall not maintain a World Wide Website or otherwise maintain a presence or advertise on the Internet or any other public computer network in connection with the Franchised Business without Licensor's prior written approval, which approval shall not be unreasonably withheld. Licensee agrees to submit to Licensor for approval before use, true and correct printouts of all Website pages Licensee proposes to use in his/her Website in connection with the Franchised Business. Licensee understands and agrees that Licensor's right of approval of all such Web materials is necessitated by the fact that such Web materials will include and be inextricably linked with Licensor's Proprietary Marks. Licensee may only use material which Licensor has approved. Licensee's Website shall conform to all of Licensor's Website requirements, whether set forth in the Manual or otherwise. Licensee agrees to provide all hyperlinks or other links that Licensor requires. If Licensor grants approval for a Website, Licensee may not use any of the Proprietary Marks at the site except as Licensor expressly permits. Licensee may not post any of Licensor's proprietary, confidential or copyrighted material or information on his/her Website without Licensor's prior written consent. If Licensee wishes to modify the approved site, all proposed modifications must also receive Licensor's prior written approval. Licensee explicitly understands that he/she may not post on his/her Website any material which any third party has any direct or indirect ownership interest in (including, without limitation, video clips, photographs, sound bites, copyrighted text, trademarks or service marks, or any other text or image which any third party may claim intellectual property ownership interests
in). Licensee agrees to list on his/her Website any Website maintained by Licensor, and any other information Licensor requires in the manner Licensor dictates. Licensee agrees to obtain Licensor's prior written approval for any internet domain name and/or home page address. The requirement for Licensor's prior written approval set forth in this Section will apply to all activities on the Internet or other communications network to be conducted by Licensee, except that Licensee may maintain one or more E-mail addresses and may conduct individual E-mail communication without Licensor's prior approval as provided above if he/she proposes to send advertising to multiple addresses via E-mail.

        _______ INITIALS

        _______ INITIALS

                                   ARTICLE VI
                      SERVICES OF LICENSOR OR ITS DESIGNEE
                      ------------------------------------

         6.1 Licensor or its designee shall be obligated to perform, at its sole cost and expense, the following services for Licensee:

                  (a) Provide a one week training program to be conducted in Englewood Cliffs, New Jersey or other designated location;

                  (b) Include Licensee on the ARC/IATAN agency list, provided the criteria for such listing is met by the Licensee, and make available such airline passes and other agency discounts that the Licensee is eligible for. Licensor will retain Licensee on the ARC/IATAN list so long as Licensee continues to do the minimum amount of business as required by ARC/IATAN or $70,000, whichever is greater, or until Licensee converts his/her agency to a full service retail travel agency;

                           (i) Licensee shall determine a supplier's policy regarding reduced rate transportation with the specific carrier, tour operator, cruise line or other supplier before making such a request from Licensor; and

                           (ii) One additional person may be added to the ARC/IATAN list for an additional fee of Five Hundred Dollars ($500), for a maximum of two
                                    (2) people per Licensee agency. The second person must be either a partner or a full time employee of the Licensee.

         6.2 Licensor or its designee shall be responsible for distribution of service fees to Licensee.

         6.3 Licensor will loan one (1) Confidential Manual to Licensee for the term of this Agreement.

         6.4 Licensor will provide support to Licensee through the use of Licensee's telephone calling card. Licensor will not make personal visits to Licensee's Location.

                                   ARTICLE VII
                             OBLIGATIONS OF LICENSEE
                             -----------------------

         7.1 Licensee shall be responsible for the installation of a dedicated business telephone line for the "E- Travel Network" agency.

         7.2      Licensee  hall  be   responsible   for  carrying  out  his/her
responsibilities under Article IV of this Agreement.

         7.3 Licensee shall be obligated to obtain, with the assistance of Licensor,an outside sales agents Errors and Omissions insurance policy, at Licensee's sole cost and expense.

         7.4 In consideration of being provided with access to all of Licensor's negotiated travel deals, including its base commission schedule and published overrides, Licensee may book all of his/her travel or travel related business through either Licensor or its designee. Licensee is not prohibited from booking any travel or travel related business directly or through a third party.

                  7.4.1 Licensor or its designees are providing Licensee with valuable trade secrets, confidential information and knowledge of business relationships that permit the Licensee to make bookings directly, therefore, any such direct bookings are absolutely prohibited.

        _______ INITIALS

        _______ INITIALS

         7.5 Licensee shall be responsible for any and all access fees which he or she incurs in using either AMADEUS or the Home Pro Software Systems.

                                  ARTICLE VIII
                                  ------------
                             DEFAULT OF TERMINATION

         8.1 Licensee shall have the absolute right to terminate and cancel this Agreement, upon sixty (60) days' written notice to Licensor.

         8.2 Licensor shall have the right to terminate this Agreement upon the occurrence of any of the following events:

                  (a) Licensee fails to remit any sum due hereunder and said default remains uncured for fifteen (15) days following receipt of written notice of said default.

                  (b)      Licensee    commits    any    act   of    fraud    or
misrepresentation; or

                  (c) Licensee breaches this Agreement in any other respect and fails to cure such breach within fifteen (15) days following receipt of written notice of such default.

         8.3 In the event that Licensee deposits any client funds into his/her personal or business bank account or if Licensee books any travel or travel related services directly with a vendor with the intent to deposit funds into his/her personal or business bank account, Licensor shall have the right to immediately terminate this Agreement without prior notice.

         8.4 Upon termination, Licensee shall remove all "Travel Network" signage and destroy all "E-Travel Network" promotional and printed materials. Licensee shall permit Licensor access to his/her premises in order to remove the foregoing items. In addition, Licensee shall no longer conduct business under the name "E-Travel Network".

                                   ARTICLE IX
                            CONSTRUCTION OF AGREEMENT
                            -------------------------

        This Agreement, and any controversies relating thereto shall be governed by, interpreted, and resolved under the laws of the State of New Jersey. In the event Licensee's Franchised Business is located in a state which has statutory franchise laws that are different for those of the law of the State of New Jersey the law of the State of New Jersey shall govern to the exclusion of the statutory franchise laws of any other state, it being agreed by the parties that the State of New Jersey has the most significant contacts with and the paramount state interest in any controversy relating to this Agreement. In the event that any provision of this Agreement shall be held invalid or unenforceable, it shall be deemed modified, but only to the extent necessary to make it lawful. To effect such modification, the said provision shall be deemed deleted, added to and/or rewritten, whichever shall most fully preserve the intentions of the parties as originally expressed herein.

                                    ARTICLE X
                                   ASSIGNMENT
                                   ----------

         10.1 This Agreement is personal, being entered into in reliance upon, and in consideration of, the skill, qualifications and representations of and trust and confidence reposed in Licensee and its principals. Accordingly, neither this Agreement, nor any of the rights or privileges of the license granted hereunder, nor any interest in the travel agency office, shall be sold, assigned, or transferred without the prior written consent of Licensor, which shall not be unreasonably withheld. Any transfer, sale or assignment made without Licensor's prior written consent shall be void. Without limiting the reasons for Licensor withholding its consent, it is agreed that Licensor shall have the absolute right to withhold its consent for any of the following reasons:

        _______ INITIALS

        _______ INITIALS

                  (a) Failure of the proposed assignee, purchaser or transferee, and of all persons having a legal or beneficial interest in the assignee, purchaser or transferee, to make full and accurate written disclosure of their business backgrounds, financial status and creditworthiness;

                  (b) Failure of all legal and beneficial shareholders of a proposed corporate transferee, assignee or purchaser to personally guarantee such corporation's obligations to Licensor in the form and manner prescribed by Licensor;

                  (c) Failure of the existing Licensee, and all of its officers, directors, shareholders, partners and members, and the proposed new licensee, and all of its officers, directors, shareholders, partners and members, to execute general releases in favor of Licensor, any subsidiary and/or affiliated corporation of Licensor, and their respective officers, directors, partners, shareholders, employees and agents, for all claims and causes of action which accrued prior to the date of the sale, assignment or transfer, provided, however, that all rights enjoyed by the Licensee and any causes of action arising in its favor from the provisions of Article 33 of the New York General Business Law and the regulations issued thereunder shall remain in force; it being the intent of this proviso that the non-waiver provisions of
Section 687.4 and 687.5 of the G.B.L. be satisfied;

                  (d)      Any   existing   default  by   Licensee   under  this
Agreement, or under any other agreement between the Licensee and Licensor, as of the time that the sale, transfer or assignment is proposed;

                  (e) Failure of the proposed operators of the transferred, sold or assigned franchise to undergo the necessary training to operate a Travel Network franchise;

                  (f) The proposed new Licensee, or any of its officers, directors, shareholders, partners or members (legal or beneficial), having any interest in any other travel business or operation that is not franchised by Licensor;

                  (g) Failure of the proposed new licensee to execute the then-current form of License Agreement, with accompanying documents, being offered by Licensor to new licensees; provided, however, that the proposed new licensee shall not be required to pay the Initial License Fee under that new form of agreement; that the duration of the franchise under that new form of agreement shall be equal to the balance of the existing Licensee's term under this Agreement; and that, until such time as the unexpired term of the existing Licensee shall come up for renewal, the Service and Advertising Fees due under that new form of agreement shall be the same as those that would have been due under this Agreement;

                  (h) Failure to pay Licensor the non-refundable Five Hundred Dollars ($500) Transfer Fee that must accompany Licensor's consent to any transfer, assignment, or sale. No part of such Five Hundred Dollars ($500) Transfer Fee is refundable, even if the proposed transfer, sale or assignment is not consummated or becomes undone for any reason whatsoever.

               "Sale, transfer or assignment" includes the consolidation or merger of a corporate Licensee.

               "Sale, transfer or assignment" does not include the passing of any interest in the franchise to the heirs of Licensee, its shareholders, partners or members, upon death, but does include any sale, transfer or assignment by such heirs for which, at a minimum, all of the conditions set forth in Paragraphs (a) through (h) above must be met;

                  (i) Licensee shall be required to provide written notice of any bona fide sale transfer or assignment of the franchise and the terms of said offer. Licensor shall have thirty (30) days in which to elect whether it wishes to acquire Licensee's franchise under the same terms and conditions as are set forth in the third party offer;

                  (j) Licensor will consent to any sale, transfer or assignment that is solely a transaction between the partners, members or shareholders of a corporate, partnership or associate Licensee, provided:

        _______ INITIALS

        _______ INITIALS

                  (i) Such partners, shareholders or members were partners, shareholders or members at the time of the execution of this Agreement, and

                  (ii)     Such  partners,  shareholders  or members  personally
                           guaranteed   Licensee's    obligations   under   this
                           Agreement, and

                  (iii)    Conditions  in Sections  10.1 (c) and 10.1(d)  above,
                           regarding   general   releases  and   defaults,   are
                           satisfied.

               In the case of such a sale, assignment or transfer, the balance of the conditions set forth in Section 10.1 above need not be met;

         (k) Licensor will consent to any sale, transfer or assignment that is solely between Licensee and a corporation formed by Licensee, provided:

                  (i) None of the legal or beneficial shareholders of such corporation is anyone other than Licensee, or its partners or members, if Licensee is a partnership or association, and

                  (ii) Conditions in Section 10.1 (b), (c) and (d) above, regarding guarantees, general releases and defaults, are satisfied. In the case of such a sale, assignment or transfer, the balance of the conditions set forth in Section 10.1 need not be met;

         (l) Licensor shall have the right to assign and/or delegate any or all of its rights, duties and obligations hereunder to any third party to the extent permitted by law. At such time as Licensor may assign or delegate its responsibilities or rights herein, written notification of said assignment or delegation must be made to Licensee by Licensor within thirty (30) days thereafter.

                                   ARTICLE XI
                                   ARBITRATION
                                   -----------

         11.1 In the event any party is required to employ legal counsel or to incur other reasonable expenses to enforce any obligation of another party hereunder, or to defend against any claim, demand, action, or proceeding by reason of another party's failure to perform any obligation imposed upon such party by this Agreement, and provided that legal action is filed by or against the first party and such action or the settlement thereof establishes the other party's default hereunder, then the prevailing party shall be entitled to recover from the other party the amount of all reasonable attorneys' fees of such counsel and all other expenses reasonable incurred in enforcing such obligation or in defending against such claim, demand, action, proceeding whether incurred prior to or in preparation for or contemplation of the filing of such action thereafter. Nothing contained in this Paragraph shall relate to arbitration proceeding pursuant to this Agreement.

         11.2 Except as specifically otherwise provided in this Agreement, the parties agree that in all contract disputes that cannot be amicably settled, shall be determined solely and exclusively by arbitration under the Federal Arbitration Act as amended and in accordance with the rules of the American Arbitration Association or any successor thereof. Arbitration shall take place at an appointed time and place in the State of New Jersey, County of Bergen.

         11.3 Each party shall select one (1) arbitrator (who shall not be counsel for the party), and the two so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven
(7) days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen (14) days after arbitration is requested, then an arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either party. Judgment

        _______ INITIALS

        _______ INITIALS
upon any award of the majority of the arbitrators may grant any relief which might be granted by a court of general jurisdiction, including, without limitation, by reason of enumeration, award of damages (but excluding injunctive relief), and may, in the discretion of the arbitrators, assess, in addition, the costs of arbitration, including the reasonable fees of the arbitrators and reasonable attorneys' fees, against either or both parties, in proportions as the arbitrators shall determine.

                                   ARTICLE XII
                             MODIFICATION AND WAIVER
                             -----------------------

        This document constitutes the entire agreement of the parties. No representation, warranty, covenant, projection, earnings claim, promise or agreement, even if previously or contemporaneously made, shall survive the signing of (or be implied from anything contained in) this document unless it be expressly stated herein or in the Offering Circular given to Licensee. This Agreement may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge, is sought to be enforced. The failure (whether or not knowing and whether or not prolonged) to take action against a breach or default under this Agreement shall not be construed as a waiver of the right to take action against such or similar breach or default, it being understood that no waiver shall be effective and no waiver is to be relied upon unless it be made in a writing signed by the party charged within.

                                  ARTICLE XIII
                                  ------------
                   INDEPENDENT CONTRACTOR AND INDEMNIFICATION

         13.1 It is understood and agreed by the parties hereto that this Agreement does not create an employment relationship or a fiduciary relationship between them, that Licensee shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party as an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever.

         13.2 During the term of this Agreement, and any extensions hereof, Licensee shall hold itself out to the public as an independent contractor opening the business pursuant to a license from Licensor. Licensee agrees to take such action as may be necessary to do so, including, without limitation, exhibiting a notice of that fact in a conspicuous place in Licensee's home, and (as and if directed by Licensor) in its advertising and on its forms, stationery, and promotional materials.

         13.3 It is understood and agreed that nothing in this Agreement authorizes Licensee to make any contract, agreement, warranty, or representation on Licensor's behalf, or to incur any debt or other obligation in Licensor's name; and that Licensor shall in no event assume liability for, or be deemed liable hereunder as a result of, any such action, or by reason of any act or omission of Licensee in any of its operations hereunder or any claim or judgment arising therefrom against Licensor. Licensee shall indemnify and hold Licensor, and its officers, shareholders, directors, agents and employees harmless against any and all such claims arising directly or indirectly from , as a result of, or in connection with, Licensee's operation of the business licenses hereunder as well as the costs, including attorneys' fees, of defending against them, but such indemnification shall not extend to the breaches or civil wrongs of the Licensor.

        IN WITNESS WHEREOF, the parties have signed this Agreement the ____ day of __________, 20__.


                                                   _____________________________
                                                   LICENSEE


                                                   ETRAVNET.COM, INC.

                                                   _____________________________
                                                   Michael Y. Brent, President



        _______ INITIALS

        _______ INITIALS

                                   APPENDIX A
                                   ----------

Training Programs

        *      Five day training course at ETRAVNET.COM, INC.
                      (airfare and hotel on your own)

        *      Extensive  travel   training  Home  Study  Correspondence  Course
               including

                      Domestic Manual
                      International Manual
                      Cruise and Tours Manuals
                      Sales and Marketing Manuals

Computer Software

        * E-TRAVEL NETWORK PROPRIETARY SOFTWARE and On-Line Access to E-Travel Network's Operating System

General Travel Reference Library

        *      E-Travel Network Operations Manual
        *      Hotel and Travel Index
        *      Official Tour Director
        *      JAX FAX Subscription
        *      Business Travel News Subscription



        _______ INITIALS

        _______ INITIALS

                                  APPENDIX B

                             BANK AUTHORIZATION FORM
                             -----------------------

        This form is to be forwarded to your bank, and a copy faxed back to us at 201-871-7676.

                  (a) Return one copy to ETRAVNET.COM, INC.
                  (b) Authorization to Honor Electronic Payments Drawn by Travel
                      Network Ltd.

         TO: _______________________________________________
                           (Name of Bank)

____________________________________________________________
                           (Branch Address)

____________________________________________________________

The undersigned hereby requests and authorizes you to pay and charge to the undersigned's account, electronic transfer payments drawn on that account by and payable to the order of ETRAVNET.COM, Inc. (Bank of New York, Account No. 610-4671-991) provided there are sufficient funds in said account to pay the same upon presentation. It is agreed that your rights with respect to each electronic transfer shall be the same as if it were drawn on you and signed personally by the undersigned.

It is also agreed that the amount of each electronic transfer will not exceed $ per month per transfer.

This authorization shall remain in effect until revoked by the undersigned in writing, and it is agreed that you will be fully protected in honoring any such electronic transfer until such revocation is received by you.



__________________________________________________   ___________________________
         Account Title                                        Account Number

__________________________________________________   ___________________________
         Bank ABA/Routing #                                   Signature

__________________________________________________

                               ETRAVNET.COM, INC.

                        POWER PARTNERS LICENSE AGREEMENT
                        --------------------------------

                               ETRAVNET.COM, INC.
                        POWER PARTNERS LICENSE AGREEMENT

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE

ARTICLE I
APPOINTMENT....................................................................1

ARTICLE II
TERM...........................................................................2

ARTICLE III
COMPENSATION AND SERVICE FEES..................................................2

ARTICLE IV
PROPRIETARY MARKS AND GOODWILL.................................................2

ARTICLE V
DEFAULT AND TERMINATION........................................................4

ARTICLE VI
CONSTRUCTION OF AGREEMENT......................................................4

ARTICLE VII
ARBITRATION....................................................................4

ARTICLE VIII
MODIFICATION AND WAIVER........................................................5

ARTICLE IX
INDEPENDENT CONTRACTOR AND INDEMNIFICATION.....................................5

                               ETRAVNET.COM, INC.

                        POWER PARTNERS LICENSE AGREEMENT
                        --------------------------------

        AGREEMENT made the ____ day of __________, 20__, by and between ETRAVNET.COM, INC., a New York corporation, having its principal offices located at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (hereinafter referred to as "Licensor") and ____________________ (hereinafter referred to as "Power Partner").

                              W I T N E S S E T H :

        WHEREAS, Licensor is the owner of the "Travel Network" service marks, trade names and logos as set forth herein, and a system of operating and franchising retail travel agencies; and

        WHEREAS, as a result of the expenditure of time, effort and money, Licensor has developed a "System" for the promotion, assistance, development and operation of separately owned travel agency offices, and has devised policies, procedures and techniques designed to enable such offices to compete more effectively in the travel market; and

        WHEREAS, the System includes, but is not limited to, chain identification utilizing various proprietary marks, such as "Travel Network," "Vacation Central" and/or "Power Partners" ("Proprietary Marks") in various promotional and advertising programs and on signs, interior accessories, and other identification schemes, travel product familiarization, management and sales training programs and centralized advertising and promotional programs; and

        WHEREAS, Licensor continues to develop, control, revise and improve its Proprietary Marks and System for the benefit and exclusive use of itself and its licenses in order to identify the System to the public as a System which represents the highest standards of quality and service; and

        WHEREAS, Licensor licenses travel agency affiliates to use the "Power Partners" name; and

        WHEREAS, Power Partner represents that he/she is not obtaining this license for investment or speculative purposes, and has no present intention to attempt to sell or transfer the business.

        NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   APPOINTMENT
                                   -----------

         1.1 Licensor grants to Power Partner, and Power Partner hereby accepts, a limited license to operate a Power Partner travel location utilizing the System at Power Partner's existing travel agency office ("Power Partner Agency").

         1.2      This  Agreement only entitles the Power Partner to operate one
(1) "Power Partner" license from his/her existing travel agency. This Agreement does not grant any territorial rights or protection, and Power Partner acknowledges Licensor's right to offer start-up, conversion, home based or any other type of travel franchise anywhere it desires.

         1.3 Power Partner shall have the right to attend any of Licensor's training programs, at his/her own cost and expense.

_________Initials

_________Initials

                                   ARTICLE II
                                      TERM
                                      ----

         2.1 This Agreement shall continue for a period of five (5) years from the date of execution, unless it is previously terminated under the terms hereof. This Agreement shall automatically be extended for a further five (5) year period during which all the terms and conditions hereof shall remain in full force and effect, unless Licensor gives written notice by registered or certified mail to Power Partner no less than six (6) months in advance of the expiration date of a desire not to extend this Agreement.

                                   ARTICLE III
                          COMPENSATION AND SERVICE FEES
                          -----------------------------

         3.1 Licensor agrees to provide the Power Partner with negotiated override commission pursuant to the schedule below, which may be changed from time to time by Licensor, at its option. Override commissions shall be defined, for the purposes hereof, as payments made to Licensor or to Power Partner by suppliers of travel services as a result of Licensor's system of marketing travel. Power Partner hereby agrees to allow Licensor to collect override commissions on his/her behalf.

               The Override Commission Schedule is as follows:

                      $0 - $200,000 in bookings:   Full override less 2%
                      $200,001 - $299,999 in bookings:   Full override less 1.5%
                      $300,000 or more in bookings:      Full override less 1.0%

               3.1.1 An additional credit will be earned based upon volume booked through Licensor's Central Reservation System with specified preferred vendors. These credits will serve to further reduce or eliminate or earn Licensee additional cash payments.

         3.2 Licensor has established a centralized reservation in which the Power Partner may participate. Licensor shall be entitled to charge a fee for these services. The amount of such fee and modification thereof shall be determined by Licensor. Use of this program is optional.

         3.3 The compensation described in Section 3.1 above will be paid on the fifteenth (15th) day of each month following the date of completion of travel or receipt of commission by Licensor or its designee, whichever occurs last.

         3.4 In the event that a service fee or other authorized automatic payment is returned by your bank, Licensor has the right to impose a Fifty Dollar ($50) fee to cover expenses.

                                   ARTICLE IV
                         PROPRIETARY MARKS AND GOODWILL
                         ------------------------------

         4.1 Power Partner is hereby authorized to use the "Power Partner," "Travel Network" and/or "Vacation Central" Proprietary Marks when booking travel packages from Licensor's designated vendors and in the operation of the agency. Nothing contained herein shall be construed as authorizing or permitting Power Partner to use such Proprietary Marks, goodwill or trade secrets at any other location or for any other purpose. It is expressly agreed that the ownership of all right, title and interest in and to said Proprietary Marks, goodwill and trade secrets shall remain solely in Licensor, and that the material and information now and hereafter provided or revealed to Power Partner pursuant to this Agreement are revealed in confidence. Power Partner expressly agrees to keep and respect the confidence so reposed. The Power Partner is not required to utilize any of the Proprietary Marks in his/her day-to-day operations, except for reservation identification.

         4.2      Licensor reserves the right  to approve all signs, stationery,
business  cards,   forms,  and  all  other  materials  and  supplies  using  the

_________Initials

_________Initials

Proprietary Marks. Power Partner will use the Power Partner Proprietary Mark, logos, trade styles, color combinations, designs, symbols and slogans only in the manner and to the extent specifically permitted by this Agreement or by written consent of Licensor.

         4.3 Upon termination of this Agreement for any reason whatsoever, Power Partner shall execute such documents and take such action as Licensor may deem reasonably necessary or desirable to evidence the fact that Power Partner has ceased using any or all of Licensor's Proprietary Marks, color combinations, designs, symbols or slogans and that Power Partner has no further rights therein. Power Partner shall refrain from doing anything by word or act which might mislead anyone into believing that he/she may still have some association with Licensor, and towards this end, Power Partner hereby irrevocably appoints Licensor or Licensor's nominee to be Power Partner's attorney-in-fact to execute any document or perform any legal act necessary to protect Licensor's Proprietary Marks from unauthorized use on Power Partner's behalf in the event Power Partner himself or herself fails to do so. Power Partner acknowledges and agrees that the unauthorized use of Licensor's Proprietary Marks will cause irreparable damages for which Licensor may obtain injunctive relief in addition to claiming monetary damages.

         4.4 Power Partner shall promptly notify Licensor of any claim, demand or suit based upon or arising from, or of any attempt by any other person, firm or corporation to use the Proprietary Marks licensed hereunder, or any colorable variation thereof, in which Licensor has a proprietary interest. Power Partner also agrees to promptly notify Licensor of any litigation instituted by any person, firm, corporation or governmental agency against Licensor or Power Partner involving the Proprietary Marks licensed hereunder. Power Partner agrees to execute any and all documents and do such acts as may, in the opinion of counsel for Licensor, be necessary to carry out a defense or prosecution of Licensor's and/or Power Partner's rights in respect of such claim or litigation. In the event Power Partner is so instructed by Licensor to execute any documents or do such acts as directed by Licensor's counsel, Licensor shall absorb all legal fees and costs attendant thereto and shall indemnify and hold Power Partner harmless in the event claims or actions are made or brought as a result thereof.

         4.5 In order to preserve the validity and integrity of the Proprietary Marks licensed herein, and to assure that Power Partner is properly employing the same in the operation of Power Partner's travel business, Licensor or its agents shall at all reasonable times have the right to inspect Power Partner's materials, methods of operation and books and records. Power Partner shall cooperate with Licensor's representative in such inspection and render such assistance as the representative may reasonably request.

         4.6 Power Partner acknowledges that he/she does not have any right whatsoever to deny the use of Licensor's Proprietary Marks to any other licensee.

         4.7 Power Partner shall not maintain a World Wide Website or otherwise maintain a presence or advertise on the Internet or any other public computer network in connection with the Franchised Business without Licensor's prior written approval, which Licensor may withhold for any reason or no reason. Power Partner agrees to submit to Licensor for approval before use, true and correct printouts of all Website pages Power Partner proposes to use in his/her Website in connection with the agency. Power Partner understands and agrees that Licensor's right of approval of all such Web materials is necessitated by the fact that such Web materials will include and be inextricably linked with Licensor's Proprietary Marks. Power Partner may only use material which Licensor has approved. Power Partner's Website shall conform to all of Licensor's Website requirements, whether set forth in the Confidential Operations Manual or otherwise. Power Partner agrees to provide all hyperlinks or other links that Licensor requires. If Licensor grants approval for a Website, Power Partner may not use any of the Proprietary Marks at the site except as Licensor expressly permits. Power Partner may not post any of Licensor's proprietary, confidential or copyrighted material or information on his/her Website without Licensor's prior written consent. If Power Partner wishes to modify the approved site, all proposed modifications must also receive Licensor's prior written approval. Power Partner explicitly understands that he/she may not post on his/her Website any material which any third party has any direct or indirect ownership interest in (including, without limitation, video clips, photographs, sound bites, copyrighted text, trademarks or service marks, or any other text or image which any third party may claim intellectual property ownership interests in). Power Partner agrees to list on his/her Website any Website maintained by Licensor,

_________Initials

_________Initials
and any other information Licensor requires, in the manner Licensor dictates. Power Partner agrees to obtain Licensor's prior written approval for any internet domain name and/or home page address. The requirement for Licensor's prior written approval set forth in this Section will apply to all activities on the Internet or other communications network to be conducted by Power Partner, except that Power Partner may maintain one (1) or more E-mail addresses and may conduct individual E-mail communication without Licensor's prior approval as provided above if he/she proposes to send advertising to multiple addresses via E-mail.

                                    ARTICLE V
                             DEFAULT AND TERMINATION
                             -----------------------

         5.1 Either party shall have the absolute right to terminate and cancel this Agreement upon ninety (90) days' written notice to the other party.

         5.2 In addition, Licensor shall have the right to terminate this Agreement upon the occurrence of any of the following events:

                  (a)      Power   Partner   commits   any  act  of   fraud   or
misrepresentation; or

                           (b)      Power Partner breaches this Agreement in any
other respect and fails to cure such breach within fifteen (15) days following receipt of written notice of such default.

         5.3 Upon termination, Power Partner shall destroy all "Power Partner" promotional and printed materials. Power Partner shall permit Licensor access to his/her premises in order to remove the foregoing items. In addition, Power Partner shall no longer conduct business under the name "Power Partner".

                                   ARTICLE VI
                            CONSTRUCTION OF AGREEMENT
                            -------------------------

        This Agreement, and any controversies relating thereto, shall be governed by, interpreted, and resolved under the laws of the State of New Jersey. In the event Power Partner's agency is located in a state which has statutory franchise laws that are different than those of the law of the State of New Jersey, the law of the State of New Jersey shall govern to the exclusion of the statutory franchise laws of any other state, it being agreed by the parties that the State of New Jersey has the most significant contacts with and the paramount state interest in any controversy relating to this Agreement. In the event that any provision of this Agreement shall be held invalid or unenforceable, it shall be deemed modified, but only to the extent necessary to make it lawful. To effect such modification, the said provision shall be deemed deleted, added to and/or rewritten, whichever shall most fully preserve the intentions of the parties as originally expressed herein.

                                   ARTICLE VII
                                   ARBITRATION
                                   -----------

         7.1 In the event any party is required to employ legal counsel or to incur other reasonable expenses to enforce any obligation of another party hereunder, or to defend against any claim, demand, action, or proceeding by reason of another party's failure to perform any obligation imposed upon such party by this Agreement, and provided that legal action is filed by or against the first party and such action or the settlement thereof establishes the other party's default hereunder, then the prevailing party shall be entitled to recover from the other party the amount of all reasonable attorneys' fees of such counsel and all other expenses reasonably incurred in enforcing such obligation or in defending against such claim, demand, action, or proceeding, whether incurred prior to or in preparation for or contemplation of the filing of such action or thereafter. Nothing contained in this Paragraph shall relate to arbitration proceedings pursuant to this Agreement.

         7.2 Except as specifically otherwise provided in this Agreement, the parties agree that all contract disputes that cannot be amicably settled shall be determined solely and exclusively by arbitration under the Federal Arbitration Act as amended and in accordance with the rules of the American Arbitration Association or any successor thereof. Arbitration shall take place at an appointed time and place in the State of New Jersey, County of Bergen.

_________Initials

_________Initials

         7.3 Each party shall select one (1) arbitrator (who shall not be counsel for the party), and the two (2) so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven
(7) days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen (14) days after arbitration is requested, then an arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either party. Judgment upon any award of the majority of the arbitrators may grant any relief which might be granted by a court of general jurisdiction, including, without limitation, by reason of enumeration, award of damages (but excluding injunctive relief), and may, in the discretion of the arbitrators, assess in addition the costs of arbitration, including the reasonable fees of the arbitrators and reasonable attorneys' fees, against either or both parties in proportions as the arbitrators shall determine.

                                  ARTICLE VIII
                             MODIFICATION AND WAIVER
                             -----------------------

        This document constitutes the entire agreement of the parties. No representation, warranty, covenant, projection, earnings claim, promise or agreement, even if previously or contemporaneously made, shall survive the signing of (or be implied from anything contained in) this document, unless it be expressly stated herein or in the Offering Circular given to Power Partner. This Agreement may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought to be enforced. The failure (whether or not knowing and whether or not prolonged) to take action against a breach or default under this Agreement shall not be construed as a waiver of the right to take action against such or similar breach or default, it being understood that no waiver shall be effective and no waiver is to be relied upon unless it be made in a writing signed by the party charged within.

                                   ARTICLE IX
                   INDEPENDENT CONTRACTOR AND INDEMNIFICATION
                   ------------------------------------------

         9.1 It is understood and agreed by the parties hereto that this Agreement does not create an employment relationship or a fiduciary relationship between them, that Power Partner shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party as an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever.

         9.2 During the term of this Agreement and any extensions hereof, Power Partner shall hold himself/herself out to the public as an independent contractor operating the business pursuant to a license from Licensor. Power Partner agrees to take such action as may be necessary to do so, including, without limitation, exhibiting a notice of that fact in a conspicuous place in Power Partner's home and (as and if directed by Licensor) in its advertising and on its forms, stationery, and promotional materials.

         9.3 It is understood and agreed that nothing in this Agreement authorizes Power Partner to make any contract, agreement, warranty, or representation on Licensor's behalf, or to incur any debt or other obligation in Licensor's name; and that Licensor shall in no event assume liability for, or be deemed liable hereunder as a result of, any such action or by reason of any act or omission of Power Partner in any of his/her operations hereunder or any claim or judgment arising therefrom against Licensor. Power Partner shall indemnify and hold Licensor, and its officers, shareholders, directors, agents and employees harmless against any and all such claims arising directly or indirectly from, as a result of, or in connection with Power Partner's operation of the business licensed hereunder as well as the costs, including attorneys' fees, of defending against them, but such indemnification shall not extend to the breaches or civil wrongs of the Licensor.

_________Initials

_________Initials

        IN WITNESS WHEREOF, the parties have signed this Agreement the ____ day of __________, 20__.

                                    POWER PARTNER


                                    ETRAVNET.COM, INC.


                                    By: ___________________________________
                                          Michael Y. Brent, President

_________Initials

_________Initials

                                    EXHIBIT 7

                     TABLE OF CONTENTS OF OPERATIONS MANUALS
                     ---------------------------------------

                                                                                                      PAGE

        I.     Introduction                                                                             1

        II.    Vacation Clientele                                                                       2

        Section A.    Walk-In Clients                                                                   2

               General Procedures                                                                       2
                      Acknowledgment                                                                    2
                      Assistance                                                                        2

               Qualify                                                                                  2
                      Dos and Don'ts of Qualifying                                                      2

               Overcoming Objections                                                                    4
                      Definitions of Objection                                                          4
                      Techniques for Overcoming an Objection                                            4
                      Price Objections                                                                  5
                      General Objections                                                                5

               Effective Handling of Walk-in Clients                                                    7
                      Summary7
                      Collecting the Deposit                                                            7

        Section B.    Reference Materials                                                               8

        Section C.    Telephone Productivity                                                            8

               Incoming Telephone Techniques                                                           10

               Specific Techniques                                                                     10

               Getting the Calling Into Your Office                                                    11
                      Specific Techniques                                                              11

               Effective Telephone Selling                                                             12

        Section D.    Verification of Client Request                                                   13

               Capturing the Initial Data                                                              13

               The Proper Feedback                                                                     13

               Payment Terms                                                                           13

        Section E.    Reservations                                                                     15

               Reservation From and Usage                                                              15
                      Example                                                                          15

               Air Reservations                                                                        15
                      Step-by-Step Action                                                              16


                      Example                                                                          16

               Car Rental Reservations                                                                 16
                      Step-by-Step Action                                                              16
                      Example                                                                          16

               Hotel Reservations                                                                      17
                      Step-by-Step Action                                                              17
                      Example                                                                          17

               Tour Package/Cruises/Miscellaneous                                                      17

               Reservation Procedures                                                                  18
                      Step-by-Step Action                                                              18
                      Example                                                                          19

               Collecting Deposits and Final Payments                                                  22
                      Procedures                                                                       22
                      Example                                                                          22

        Section F.    Contacting the Supplier                                                          23

               Airlines                                                                                23
                      Reservation Procedure                                                            23

               Hotel                                                                                   23
                      Reference Sources                                                                23
                      Criteria Used in Selection                                                       24
                      Reservations Procedure                                                           24
                      If Unable to Obtain Accommodations                                               24
                      Written Confirmation                                                             24

               Cruise Lines                                                                            24
                      What the Cruise Offers Your Client                                               24
                      What the Cruise Offers You                                                       24
                      Reference Materials                                                              25
                      Reservation Procedures                                                           25
                             Example of Space Allocation                                               26
                      Cunard Princess (Cunard Line)                                                    26

        Section G.    Ticketing                                                                        27

               Air Ticketing                                                                           27
                      Non-Mechanized Office Ticketing                                                  27
                      Procedures                                                                       27
                      Mechanized Ticketing                                                             27
                      Teleticketing                                                                    27

               Ticket Pricing                                                                          27

               Daily Action Schedule (Suspense File)                                                   28

               Ticket Release and Delivery                                                             28
               Ticket Delivery Procedures                                                              28


        Section H.    Invoice                                                                          30

               Preparation of the Invoice                                                              30
                      Step-by-Step Action                                                              30
                      Example                                                                          30

               Distribution of the Invoice                                                             30
                      Example                                                                          31

        Section I.    Filing                                                                           32

               Procedures for Client Files                                                             32

               Procedures for Special Products                                                         32

               Guidelines for Effective Organization of Product Literature                             32

        Section J.    Welcome Home                                                                     34

               Purpose - Stimulate Repeat Business                                                     34
                      Sample Script of Telephone Conversation                                          34
                      Sample Letter                                                                    35

        III.   Commercial Accounts                                                                     37

        Section A.    Telephone Answering Procedures                                                   37

               Answering Time                                                                          37

               Returning Phone Calls                                                                   37

               Opening Statements                                                                      37

               Servicing Calls on Hold                                                                 38

               Fine Art of Listening                                                                   39

               Controlling the Call                                                                    39

               Sales Message                                                                           40

               Closing Statement                                                                       40

               Reciting Reservation Details to the Customer                                            40

               Client Profile Card                                                                     41

        Section B.    General Reservations Procedure                                                   42

               Commercial Accounts                                                                     42

               Air Travel Booking                                                                      42
               Unavailable Segments                                                                    43

               Class of Service                                                                        43


               Seat Selection                                                                          44

               Fares                                                                                   44

               Ticketing                                                                               44

               Duplicate Reservations                                                                  44

               Delivery Services                                                                       45

               Ticket Delivery Log                                                                     45

               Messenger Service                                                                       46

               Filing Ticket Delivery Log                                                              46

               Deliver                                                                                 46

               Emergency Delivery                                                                      46

        Section C.    Commercial Account Hotel Reservations                                            47

               Reservation Procedure                                                                   47

               If Unable to Obtain Room                                                                47

               Itinerary Procedures                                                                    48

               Cancellation Procedures - Hotel Reservations                                            48

               Cancellation Procedures for Guaranteed Reservations                                     48

               Pre-Registration                                                                        48

        Section D.    Commercial Account - Car Rental Reservations                                     49

               Cancellation Procedures                                                                 49

               Chauffeur Driven Cars                                                                   49

        Section E.    Special Services                                                                 50

               VIP Services                                                                            50

        Section F.    Commercial Account Billing Procedure                                             51

               Commercial Accounts Receivable                                                          51

        Section G.    Secretary Awareness Program                                                      52

               Procedures                                                                              52

               Guidelines for Program Execution                                                        52



                                    EXHIBIT 8

                             LIST OF ALL FRANCHISEES
                             -----------------------

                                    EXHIBIT 9

                      FRANCHISEES WHO HAVE LEFT THE SYSTEM
                      ------------------------------------

                                   EXHIBIT 10

                               REGIONAL PRESIDENTS
                               -------------------

                                   EXHIBIT 11

                              FINANCIAL STATEMENTS
                              --------------------


























                        THESE FINANCIAL STATEMENTS ARE PREPARED
                WITHOUT AN AUDIT. PROSPECTIVE FRANCHISEES OR SELLERS OF
                 FRANCHISES SHOULD BE ADVISED THAT NO CERTIFIED PUBLIC
               ACCOUNTANT HAD AUDITED THESE FIGURES OR EXPRESSED HIS/HER
                      OPINION WITH REGARD TO THE CONTENT OR FORM.

                       THE FRANCHISOR REPRESENTS THAT THIS

                       PROSPECTUS DOES NOT KNOWINGLY OMIT

                        ANY MATERIAL FACT, OR CONTAIN ANY

                       UNTRUE STATEMENT OF MATERIAL FACT.

                                     RECEIPT


THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF ETRAVNET.COM, INC. OFFERS YOU A FRANCHISE, IT MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

1.     THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

2.     TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

3.     TEN BUSINESS DAYS BEFORE ANY PAYMENT TO ETRAVNET.COM, INC.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE (5) BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

IF ETRAVNET.COM, INC. DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT 1.

ETRAVNET.COM, INC. authorizes the respective parties identified on Exhibit 1 to receive service of process for it in the particular state. I have received a Uniform Franchise Offering Circular dated _________________, _____. This Offering Circular included the following Exhibits:

1.         List of State Agencies/Agents for Service of Process
2.         State Specific Addendum
3.         Start-Up Full Service License Agreement
4.         Conversion License Agreement
5.         SoHo License Agreement
6.         Power Partners License Agreement
7.         Operating Manual Table of Contents
8.         List of Franchisees
9.         Franchisees Who Have Left System
10.            Regional Presidents
11.        Financial Statements



Dated:_____________________________  Franchisee_________________________________

                                     RECEIPT


THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF ETRAVNET.COM, INC. OFFERS YOU A FRANCHISE, IT MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

1.     THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

2.     TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

3.     TEN BUSINESS DAYS BEFORE ANY PAYMENT TO ETRAVNET.COM, INC.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE (5) BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

IF ETRAVNET.COM, INC. DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT 1.

ETRAVNET.COM,  INC.  authorizes  the  respective  state  agencies  identified on
Exhibit 1 to receive service of process for it in the particular state. I have received a Uniform Franchise Offering Circular dated _________________, _____. This Offering Circular included the following Exhibits:

1.         List of State Agencies/Agents for Service of Process
2.         State Specific Addendum
3.         Start-Up Full Service License Agreement
4.         Conversion License Agreement
5.         SoHo License Agreement
6.         Power Partners License Agreement
7.         Operating Manual Table of Contents
8.         List of Franchisees
9.         Franchisees Who Have Left System
10.            Regional Presidents
11.        Financial Statements



Dated:_____________________________  Franchisee_________________________________


CALIFORNIA FRANCHISE INVESTMENT LAW REQUIRES THAT A COPY OF ALL PROPOSED AGREEMENTS RELATING TO THE SALE OF THE FRANCHISE BE DELIVERED TOGETHER WITH THE OFFERING CIRCULAR.

                                     RECEIPT


THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF ETRAVNET.COM, INC. OFFERS YOU A FRANCHISE, IT MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

1.     THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

2.     TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

3.     TEN BUSINESS DAYS BEFORE ANY PAYMENT TO ETRAVNET.COM, INC.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE (5) BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

IF ETRAVNET.COM, INC. DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE OFFICE OF THE ATTORNEY GENERAL, 20TH FLOOR, 200 ST. PAUL PLACE, BALTIMORE, MARYLAND 21202-2020. YOUR REGISTERED AGENT AUTHORIZED TO RECEIVE PROCESS IN MARYLAND IS THE MARYLAND SECURITIES COMMISSIONER, 20TH FLOOR, 200 ST. PAUL PLACE, BALTIMORE, MARYLAND 21202-2020.

ETRAVNET.COM, INC. authorizes the respective parties identified on Exhibit 1 to receive service of process for it in the particular state. I have received a Uniform Franchise Offering Circular dated _________________, _____. This Offering Circular included the following Exhibits:

1.         List of State Agencies/Agents for Service of Process
2.         State Specific Addendum
3.         Start-Up Full Service License Agreement
4.         Conversion License Agreement
5.         SoHo License Agreement
6.         Power Partners License Agreement
7.         Operating Manual Table of Contents
8.         List of Franchisees
9.         Franchisees Who Have Left System
10.            Regional Presidents
11.        Financial Statements



Dated:_____________________________  Franchisee_________________________________

                                     RECEIPT


THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF ETRAVNET.COM, INC. OFFERS YOU A FRANCHISE, IT MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

1.     THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

2.     TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

3.     TEN BUSINESS DAYS BEFORE ANY PAYMENT TO ETRAVNET.COM, INC.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE (5) BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

IF ETRAVNET.COM, INC. DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE STATE CORPORATION COMMISSION, NINTH FLOOR, 1300 EAST MAIN STREET, RICHMOND, VIRGINIA 23219.

ETRAVNET.COM,  INC.  authorizes  the  respective  state  agencies  identified on
Exhibit 1 to receive service of process for it in the particular state. I have received a Uniform Franchise Offering Circular dated _________________, _____. This Offering Circular included the following Exhibits:

1.         List of State Agencies/Agents for Service of Process
2.         State Specific Addendum
3.         Start-Up Full Service License Agreement
4.         Conversion License Agreement
5.         SoHo License Agreement
6.         Power Partners License Agreement
7.         Operating Manual Table of Contents
8.         List of Franchisees
9.         Franchisees Who Have Left System
10.            Regional Presidents
11.        Financial Statements



Dated:_____________________________  Franchisee_________________________________